As filed with the Securities and Exchange Commission on October 20, 2009

Securities Act File No. 333-143505

Investment Company Act File No. 811-22075

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No.	☐

MORGAN STANLEY SERIES FUNDS

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Offices)

(212) 296-6970

(Area Code and Telephone Number)

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq.	Stuart M. Strauss, Esq.
Kramer Levin Naftalis & Frankel LLP	Dechert LLP
1177 Avenue of the Americas	1095 Avenue of the Americas
New York, New York 10036	New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Series Funds have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.

522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 12, 2010

To the Stockholders of Morgan Stanley Natural Resource Development Securities Inc.:

Notice is hereby given of a Special Meeting of the Stockholders of Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource") to be held in Conference Room 3R, 3rd Floor, 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., New York time, on January 12, 2010, and any adjournments thereof (the "Meeting"), for the following purposes:

1.  To consider and vote upon an Agreement and Plan of Reorganization, dated [•], 2009 (the "Reorganization Agreement"), between Natural Resource and Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds, pursuant to which substantially all of the assets of Natural Resource would be transferred to Commodities Alpha and stockholders of Natural Resource would become shareholders of Commodities Alpha receiving shares of Commodities Alpha with a value equal to the value of their holdings in Natural Resource in exchange for the outstanding shares of Natural Resource held by such stockholders (the "Reorganization"). Natural Resource thereafter will be dissolved; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Stockholders of record at the close of business on October 21, 2009 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person. The Board of Directors of Natural Resource recommends you vote in favor of the Reorganization. We urge you to sign, date and mail the enclosed Proxy promptly.

  By Order of the Board of Directors,

  MARY E. MULLIN
Secretary

November [•], 2009

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY SERIES FUNDS
MORGAN STANLEY COMMODITIES ALPHA FUND

522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Natural Resource Development Securities Inc.
By and in Exchange for Shares of
Morgan Stanley Commodities Alpha Fund

This Proxy Statement and Prospectus is being furnished to stockholders of Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource"), in connection with an Agreement and Plan of Reorganization, dated [•], 2009 (the "Reorganization Agreement"), pursuant to which substantially all of the assets of Natural Resource will be transferred to Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds (the "Trust"), in exchange for shares of Commodities Alpha (the "Reorganization"). As a result of this transaction, stockholders of Natural Resource will become shareholders of Commodities Alpha and will receive shares of beneficial interest of Commodities Alpha with a value equal to the value of their holdings in Natural Resource in exchange for the outstanding shares of Natural Resource held by such stockholders. Natural Resource thereafter will be dissolved. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Natural Resource and the Trust, on behalf of Commodities Alpha, attached hereto as Exhibit A. The address and telephone number of Natural Resource are the same as those of Commodities Alpha set forth above. This Proxy Statement also constitutes a Prospectus of Commodities Alpha, which is dated November [•], 2009, and filed by the Trust with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

The Trust is an open-end management investment company. Commodities Alpha's investment objective is long-term total return. Commodities Alpha seeks long-term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed-income securities and money market instruments. Commodities Alpha expects to gain a significant percentage of its exposure to the commodities markets through investment in commodity-linked notes.

This Proxy Statement and Prospectus sets forth concisely information about Commodities Alpha that stockholders of Natural Resource should know before voting on the Reorganization Agreement. A copy of the Prospectus for Commodities Alpha dated November 28, 2008, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is Commodities Alpha's Annual Report, including Commodities Alpha's financial statements, for the fiscal year ended July 31, 2009. Also incorporated herein by reference are Natural Resource's Prospectus, dated June 30, 2009, as supplemented, its Annual Report for the fiscal year ended February 28, 2009 and its succeeding Semi-Annual Report for the six months ended August 31, 2009. A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus, dated November [•], 2009, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated November [•], 2009.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

MORGAN STANLEY NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.

522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 12, 2010

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the stockholders of Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource"), an open-end management investment company, in connection with the solicitation by the Board of Directors of Natural Resource (the "Board") of proxies ("Proxies") to be used at the Special Meeting of Stockholders of Natural Resource to be held in Conference Room 3R, 3rd Floor, 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., New York time, on January 12, 2010 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about November 23, 2009.

At the Meeting, Natural Resource stockholders ("Stockholders") will consider and vote upon an Agreement and Plan of Reorganization, dated [•], 2009 (the "Reorganization Agreement"), between Natural Resource and Morgan Stanley Series Funds (the "Trust"), on behalf of Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), pursuant to which substantially all of the assets of Natural Resource will be transferred to Commodities Alpha in exchange for shares of beneficial interest of Commodities Alpha ("Commodities Alpha Shares"). As a result of this transaction, Stockholders of Natural Resource will become shareholders of Commodities Alpha and will receive Commodities Alpha Shares equal to the value of their holdings in Natural Resource on the date of such transaction in exchange for the outstanding shares of Natural Resource held by such Stockholders (the "Reorganization") and Natural Resource thereafter will be dissolved. Pursuant to the Reorganization, each Stockholder will receive the class of Commodities Alpha Shares that corresponds to the class of shares of common stock of Natural Resource currently held by that Stockholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class I Stockholder of Natural Resource will receive Class A, Class B, Class C and Class I shares of Commodities Alpha, respectively. The Commodities Alpha Shares to be issued pursuant to the Reorganization will be issued at net asset value without an initial sales charge. Further information relating to Commodities Alpha is set forth herein and in Commodities Alpha's current Prospectus, dated November 28, 2008 ("Commodities Alpha's Prospectus"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

As of October 9, 2009, Natural Resource suspended offering Class A, Class B, Class C and Class I shares to new investors in anticipation of the Reorganization. The Trust's Board of Trustees has authorized the issuance of the Commodities Alpha Shares to Stockholders of Natural Resource in connection with the Reorganization.

Commodities Alpha and Natural Resource are each referred to herein as a "Fund" and, together, the "Funds." The fund resulting from the Reorganization (Commodities Alpha) is referred to as the "Combined Fund."

The information concerning Natural Resource and Commodities Alpha contained herein has been supplied by Natural Resource and the Trust, on behalf of Commodities Alpha, respectively.

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Record Date; Share Information

The Board has fixed the close of business on October 21, 2009 as the record date (the "Record Date") for the determination of the Stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [•] shares of Commodities Alpha and [•] shares of Natural Resource issued and outstanding. Stockholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Stockholders of each class will vote together as a single class in connection with the Reorganization Agreement. The presence in person or represented by Proxy of a majority of shares issued and outstanding and entitled to vote will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Commodities Alpha as of the Record Date:

Shareholder	Number of Shares	Percentage of Outstanding Shares
Class A	[ ]	[ ]%
Class B*	N/A	N/A
Class C	[ ]	[ ]%
Class I	[ ]	[ ]%
Class R**	[ ]	[ ]%
Class W**	[ ]	[ ]%

*  Class A, Class C and Class I shares of Commodities Alpha were issued and outstanding as of the Record Date. A new class of shares of Commodities Alpha, Class B, will be created prior to the Reorganization. As a result of the Reorganization, each Class B Stockholder of Natural Resource will become a holder of the newly created Class B shares of Commodities Alpha.

**  Class R and Class W of Commodities Alpha will not be affected by the Reorganization.

As of the Record Date, the trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of Commodities Alpha.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Natural Resource as of the Record Date:

Stockholder	Number of Shares	Percentage of Outstanding Shares
Class A Class B	[ ] [ ]	[ ]% [ ]%
Class C	[ ]	[ ]%
Class I	[ ]	[ ]%

As of the Record Date, the directors and officers of Natural Resource, as a group, owned less than 1% of the outstanding shares of Natural Resource.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting.

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However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Abstentions and "broker non-votes" will have the effect of votes against the Reorganization, and "broker non-votes" will not be deemed to be present at the meeting for purposes of determining whether a quorum is present. Broker "non-votes" are common shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Natural Resource, 522 Fifth Avenue, New York, New York 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of common shares of Natural Resource present in person or by Proxy at the Meeting. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

The expenses of this solicitation, including the cost of printing, filing and proxy solicitation, legal and accounting expenses, and Securities and Exchange Commission ("Commission") registration fees, will be borne by Natural Resource and its investment adviser, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), and are expected to be approximately $298,845, of which $126,000 will be borne by Natural Resource and $172,845 will be borne by the Investment Adviser. Natural Resource and Commodities Alpha will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through the directors and officers of Natural Resource, or officers and employees of the Investment Adviser, Morgan Stanley Trust (the "Transfer Agent") and/or Morgan Stanley Smith Barney LLC or their affiliates, without special compensation therefor. As described below, Natural Resource will employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Stockholders to remind them to vote. In addition, Natural Resource may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $139,948 and the expenses outlined below.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card.

In certain instances, Computershare may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their

3

instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Natural Resource has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Stockholder.

Vote Required

Approval of the Reorganization Agreement by Stockholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of common stock of Natural Resource, or (2) 67% or more of the shares of common stock of Natural Resource represented at the Meeting if the holders of more than 50% of the outstanding shares of common stock of Natural Resource are present or represented by Proxy. If the Reorganization Agreement is not approved by Stockholders, Natural Resource will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Commodities Alpha's Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all of the assets of Natural Resource, subject to stated liabilities, to Commodities Alpha in exchange for the Commodities Alpha Shares. The aggregate net asset value of the Commodities Alpha Shares issued in the exchange will equal the aggregate value of the net assets of Natural Resource received by Commodities Alpha. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Natural Resource will distribute the Commodities Alpha Shares received by Natural Resource to Stockholders as of the Valuation Date (as defined below) in complete liquidation of Natural Resource and in exchange for the outstanding shares of Natural Resource held by such Stockholders, and Natural Resource will thereafter be dissolved under Maryland law and deregistered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result of the Reorganization, each Stockholder will receive that number of full and fractional Commodities Alpha Shares equal in value to such Stockholder's pro rata interest in the net assets of Natural Resource transferred to Commodities Alpha. Pursuant to the Reorganization, each Stockholder will receive the class of Commodities Alpha Shares that corresponds to the class of shares of common stock of Natural Resource currently held by that Stockholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class I Stockholder of Natural Resource will become a holder of Class A, Class B, Class C and Class I shares of Commodities Alpha, respectively. The Board has determined that the interests of Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the third business day following the receipt of the requisite approval of the Reorganization Agreement by the Stockholders or at such other time as Commodities Alpha and Natural Resource may agree, on which date the number of Commodities Alpha Shares to be delivered to Natural

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Resource will be determined. The Trust's Board of Trustees has authorized the issuance of the Commodities Alpha Shares to Stockholders of Natural Resource in connection with the Reorganization.

At least one but not more than 20 business days prior to the Valuation Date, Natural Resource may declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Stockholders all of Natural Resource's investment company taxable income, if any, for all periods since the inception of Natural Resource through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Natural Resource's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforwards).

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the directors who are not "interested persons" of Natural Resource ("Independent Directors"), as that term is defined in the Investment Company Act, has concluded that the Reorganization is in the best interests of Natural Resource and its Stockholders and recommends approval of the Reorganization Agreement.

Fee Table

The following table briefly describes the fees and expenses that shareholders of the Funds bear directly and indirectly from an investment in the Funds. These expenses are deducted from each respective Fund's assets and, except as otherwise noted, are based on expenses paid by Commodities Alpha for its fiscal year ended July 31, 2009, and Natural Resource for its fiscal year ended February 28, 2009. Commodities Alpha and Natural Resource each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving Combined Fund (Commodities Alpha) reflecting what the fee schedule would have been on July 31, 2009, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees

	Commodities Alpha	Natural Resource	Pro Forma Combined Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	4.75%[1]	5.25%[2]	4.75%[1]
Class B*	N/A	None	None
Class C	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	None[3]	None[3]	None[3]
Class B*	N/A	5.00%[4]	5.00%[4]
Class C	1.00%[5]	1.00%[5]	1.00%[5]
Class I	None	None	None

*  Class A, Class C and Class I shares of Commodities Alpha were issued and outstanding as of the Record Date. A new class of shares of Commodities Alpha, Class B, will be created prior to the Reorganization. As a result of the Reorganization, each Class B Stockholder of Natural Resource will become a holder of the newly created Class B shares of Commodities Alpha.

(1)  Reduced for purchases of $50,000 and over.

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(2)  Reduced for purchases of $25,000 and over.

(3)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(4)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Synopsis—Comparison of Commodities Alpha and Natural Resource—Purchases, Exchanges and Redemptions" for a complete discussion of the CDSC.

(5)  Only applicable if you sell your shares within one year after purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Commodities Alpha	Natural Resource	Pro Forma Combined Fund
Advisory Fees
Class A	0.50%[1]	0.54%	0.50%[1]
Class B*	N/A	0.54%	0.50%[1]
Class C	0.50%[1]	0.54%	0.50%[1]
Class I	0.50%[1]	0.54%	0.50%[1]
Distribution and/or Service (12b-1) Fees[2]
Class A	0.25%	0.25%	0.25%
Class B*	N/A	1.00%	1.00%
Class C	1.00%	1.00%	1.00%
Class I	0.00%	0.00%	0.00%
Other Expenses
Class A	0.76%[1,3]	0.52%[1]	0.50%[1,3]
Class B*	N/A	0.52%[1]	0.50%[1,3]
Class C	0.76%[1,3]	0.52%[1]	0.50%[1,3]
Class I	0.76%[1,3]	0.52%[1]	0.50%[1,3]
Total Annual Fund Operating Expenses
Class A	1.51%	1.31%	1.25%
Class B*	N/A	2.06%	2.00%
Class C	2.26%	2.06%	2.00%
Class I	1.26%	1.06%	1.00%
Expense Reimbursement
Class A	0.26%[4]	0.01%[5]	0.00%[6]
Class B*	N/A	0.01%[5]	0.00%[6]
Class C	0.26%[4]	0.01%[5]	0.00%[6]
Class I	0.26%[4]	0.01%[5]	0.00%[6]
Total annual Fund operating expenses after expense reimbursement
Class A	1.25%[4]	1.30%[5]	1.25%[6]
Class B*	N/A	2.05%[5]	2.00%[6]
Class C	2.00%[4]	2.05%[5]	2.00%[6]
Class I	1.00%[4]	1.05%[5]	1.00%[6]

*  Class A, Class C and Class I shares of Commodities Alpha were issued and outstanding as of the Record Date. A new class of shares of Commodities Alpha, Class B will be created prior to the Reorganization. As a result of

6

the Reorganization, each Class B Stockholder of Natural Resource will become a holder of the newly created Class B shares of Commodities Alpha.

(1)  Reflects current rather than historical fees.

(2)  Natural Resource has adopted a Rule 12b-1 Distribution Plan, pursuant to which Natural Resource reimburses the distributor, Morgan Stanley Distributors Inc. (the "Distributor") for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively. Commodities Alpha has adopted a Rule 12b-1 Distribution Plan and a Shareholder Services Plan, and will adopt such plans in connection with the new Class B shares created in connection with the Reorganization, pursuant to which Commodities Alpha reimburses the Distributor for distribution and/or shareholder servicing expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(3)  "Other Expenses" do not include the expenses of the wholly-owned subsidiary of Commodities Alpha, which are borne by the Investment Adviser.

(4)  The Investment Adviser is currently reimbursing all or a portion of Commodities Alpha's other expenses. The expense reimbursements are expected to continue (such that the net annual fund operating expenses do not exceed those amounts listed above) until such time that the Trust's Board of Trustees acts to discontinue all or a portion of such reimbursements. In addition, the Expense Reimbursement amounts disclosed above reflect a rebate of 0.05% in connection with investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio-Institutional Class.

(5)  Reflects a rebate of 0.01% in connection with investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio-Institutional Class.

(6)  The Investment Adviser has agreed, for at least one year, and until such time as the Trust's Board of Trustees acts to discontinue all or a portion of such fee waivers and/or reimbursements, to reduce its advisory fee and/or reimburse the Combined Fund so that Total annual Fund operating expenses (excluding brokerage and 12b-1 fees) do not exceed 1.00%.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Commodities Alpha or Natural Resource or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the table below shows a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of the period.

If a shareholder SOLD his shares:

	1 Year	3 Years	5 Years	10 Years
Commodities Alpha
Class A	$596	$853	$1,129	$1,915
Class B*	N/A	N/A	N/A	N/A
Class C	$303	$627	$1,078	$2,327
Class I	$102	$318	$552	$1,225

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	1 Year	3 Years	5 Years	10 Years
Natural Resource
Class A	$650	$915	$1,200	$2,010
Class B*	$708	$943	$1,303	$2,187[1]
Class C	$308	$643	$1,103	$2,379
Class I	$107	$334	$579	$1,283
Pro Forma Combined Fund
Class A	$596	$853	$1,129	$1,915
Class B*	$703	$927	$1,278	$2,110[1]
Class C	$303	$627	$1,078	$2,327
Class I	$202	$318	$552	$1,225

If a shareholder HELD his shares:

	1 Year	3 Years	5 Years	10 Years
Commodities Alpha
Class A	$596	$853	$1,129	$1,915
Class B*	N/A	N/A	N/A	N/A
Class C	$203	$627	$1,078	$2,327
Class I	$102	$318	$552	$1,225
Natural Resource
Class A	$650	$915	$1,200	$2,010
Class B*	$208	$643	$1,103	$2,187[1]
Class C	$208	$643	$1,103	$2,379
Class I	$107	$334	$579	$1,283
Pro Forma Combined Fund
Class A	$596	$853	$1,129	$1,915
Class B*	$203	$627	$1,078	$2,110[1]
Class C	$203	$627	$1,078	$2,327
Class I	$102	$318	$552	$1,225

*  Class A, Class C and Class I shares of Commodities Alpha were issued and outstanding as of the Record Date. A new class of shares of Commodities Alpha, Class B, will be created prior to the Reorganization. As a result of the Reorganization, each Class B Stockholder of Natural Resource will become a holder of the newly created Class B shares of Commodities Alpha.

(1)  Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Commodities Alpha and Natural Resource—Investment Advisory, Distribution Plan and Shareholder Services Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Natural Resource has requested an opinion of Dechert LLP to the effect that the Reorganization should constitute a tax-free reorganization for federal income tax purposes, and that no gain

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or loss should be recognized by Commodities Alpha or its shareholders, or Natural Resource or its stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Commodities Alpha and Natural Resource

Investment Objectives and Policies. The investment objective of Commodities Alpha is long-term total return. The investment objective of Natural Resource is to seek capital growth. The investment objective of each Fund is a fundamental policy that may not be changed without shareholder approval. The investment policies of both Natural Resource and Commodities Alpha are not fundamental and may be changed by their Board of Directors and Board of Trustees, respectively.

Morgan Stanley Investment Advisors Inc. is the "Investment Adviser" and Morgan Stanley Investment Management Limited is the "Sub-Adviser" for each of Commodities Alpha and Natural Resource. Commodities Alpha seeks to achieve its investment objective by seeking exposure to the commodities markets, primarily by investing in commodity-linked notes, commodity swaps and other commodity-linked derivatives. Natural Resource seeks to achieve its investment objective by investing primarily in common stocks of companies engaged in natural resource and related businesses. Because Commodities Alpha may not invest directly in common stocks of companies, in the event that the Reorganization is approved, substantially all of the securities held by Natural Resource will be sold prior to the consummation of the Reorganization and the cash and cash equivalents resulting from these sales will be transferred to Commodities Alpha on the Closing Date.

Commodities Alpha's Investment Adviser and Sub-Adviser (together, the "Advisers") use an actively managed quantitative investment process to seek exposure to the commodities markets. The Advisers seek long-term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed-income securities and money market instruments. Commodities Alpha expects to gain a significant percentage of its exposure to the commodities market through investment in commodity-linked notes. Commodities Alpha may invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is designed to enhance the ability of Commodities Alpha to obtain exposure to the commodities markets through commodity swaps and other commodity-linked derivatives within the limitations of the federal tax law requirements that apply to Commodities Alpha. The Advisers utilize a multi-strategy investment approach to invest in the global commodities markets. Commodities Alpha seeks to provide investors with returns of the Dow Jones UBS Commodity Index* via investments in commodity-linked notes, as well as fixed-income securities and money market instruments. Additionally, the Advisers employ an actively-managed multi-strategy investment approach via the Subsidiary that seeks to generate incremental return ("alpha") above the Dow Jones UBS Commodity Index. The alpha strategies are based on quantitative and systematic proprietary trading models. Each alpha strategy seeks to exploit temporary market inefficiencies or other unique opportunities in the commodities markets. The Advisers will consider which type of commodity-linked derivative is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly by Commodities Alpha or indirectly through the Subsidiary.

*  "Dow Jones," "UBS," "Dow Jones UBS Commodity Index,SM" and "DJUBSSM" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and UBS AG ("UBS") as the case may be, and have been licensed for use for certain purposes by Morgan Stanley. The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund, which seeks returns based on the Dow Jones UBS Commodity IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, UBS, or any of their respective subsidiaries or affiliates, and none of Dow Jones, UBS, or any of their respective subsidiaries or affiliates, makes any representation regarding the advisability of investing in such product.

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Natural Resource seeks capital growth by investing up to 80% of its assets in common stocks of domestic and foreign companies engaged in natural resource and related businesses. These companies may be engaged in the exploration, development, production or distribution of natural resources, the development of energy-efficient technologies or in providing natural resource related supplies or services. The Investment Adviser and Sub-Adviser seek to identify favorable industries within the natural resource and related business areas and seeks to invest in companies with attractive valuations or business prospects within those industries. In selecting securities to buy, hold or sell for Natural Resource, the Investment Adviser and/or Sub-Adviser consider the fundamental and quantitative research of affiliated and unaffiliated research providers as well as their own research. The Investment Adviser and/or the Sub-Adviser invest in companies that they believe are responsive to domestic and world demand for natural resources and that engage in the development of natural resources.

The principal differences between the Funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

Each Fund is managed within the Quantitative and Structured Solutions ("QSS") team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of Commodities Alpha are Justin Simpson, Chris Callan, Arunabh Mukherjee and Rachel Madeiros. Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005. Mr. Simpson is head of the QSS team. He joined Morgan Stanley in 1990 and has 18 years of investment industry experience. He was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Callan joined Morgan Stanley in 2004 and has 10 years of investment industry experience. Mr. Callan joined the firm working with the FX quantitative trading strategy team before joining the QSS team in 2006. Prior to this, he worked at Nikko Europe, Sanwa International and Bear Stearns International. Mr. Mukherjee has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Mukherjee is a portfolio manager for FX and Commodities strategies on the QSS team. He joined Morgan Stanley in 2004 and has six years of investment industry experience. Prior to joining Morgan Stanley, he was an associate at JPMorgan, focusing on FX Options and Commodities. Ms. Madeiros has been associated with the Sub-Adviser in an investment management capacity since January 2007. She joined Morgan Stanley in 2004 and has four years of investment industry experience. Prior to joining Morgan Stanley, she was employed in the reinsurance industry.

Current members of the QSS team jointly and primarily responsible for the day-to-day management of Natural Resource's portfolio are Michael Nolan, a Managing Director of the Investment Adviser, Helen Krause, an Executive Director of the Sub-Adviser, and Arthur Robb, an Executive Director of the Investment Adviser. Mr. Nolan has been associated with the Investment Adviser in an investment management capacity since November 2005 and began managing Natural Resource in November 2008. Prior to November 2005, Mr. Nolan was in Morgan Stanley's Institutional Securities Division in London and New York where he was responsible for a variety of structured products. Ms. Krause has been associated with the Sub-Adviser in an investment management capacity since April 2008 and began managing Natural Resource in November 2008. Prior to April 2008, Ms. Krause was a quantitative equity portfolio manager and senior quantitative researcher on the active equity team at Barclays Global Investors. Mr. Robb has been associated with the Investment Adviser in an investment management capacity since July 2007 and began managing Natural Resource in November 2008. Prior to July 2007, Mr. Robb was a vice president of financial modeling at CIFG and vice president of analytics at Integrated Finance. Mr. Nolan, Ms. Krause and Mr. Robb are co-portfolio managers of Natural Resource. Members of the team collaborate to manage the assets of Natural Resource.

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Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in each Fund's Statement of Additional Information.

Investment Advisory, Distribution Plan and Shareholder Services Plan Fees.  Commodities Alpha and Natural Resource both obtain advisory services from the Investment Adviser—Morgan Stanley Investment Advisors Inc. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036. Each class of shares of the Funds is subject to the same advisory fee rates applicable to the respective Fund. For each Fund's most recent fiscal year end, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Natural Resource	For the fiscal year ended February 28, 2009: 0.545% of the portion of the average daily net assets not exceeding $250 million; and 0.42% of the average daily net assets exceeding $250 million.

Commodities Alpha	For the fiscal year ended July 31, 2009: 0.80% of the average daily net assets. As of October 1, 2009: 0.50% of the average daily net assets.

The Investment Adviser has entered into a Sub-Advisory agreement with the Sub-Adviser—Morgan Stanley Investment Management Limited—with respect to each of the Funds. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides each of the Funds with investment advisory services subject to the overall supervision of the Investment Adviser and officers and Trustees or Directors, as applicable, of each Fund. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Fund.

Commodities Alpha has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to its Class C shares and a Shareholder Services Plan with respect to its Class A and Class C shares (the "Plans"). Similar Plans will be adopted in conjunction with Commodities Alpha's Class B shares which will be created prior to the Reorganization. Pursuant to the Plans, Class A and Class C shares pay, and the Class B shares will pay, the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00%, of the average daily net assets of Class A, Class B and Class C shares, respectively. Natural Resource has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively. For further information relating to the distribution and shareholder services fees applicable to Commodities Alpha, see the section entitled "Investment Advisory and Other Services—Rule 12b-1 Plans" in Commodities Alpha's Statement of Additional Information.

Other Significant Fees. Both Commodities Alpha and Natural Resource pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. As of October 9, 2009, Natural Resource suspended offering of Class A, Class B, Class C and Class I shares to new investors in anticipation of the Reorganization. The Trust's Board

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has authorized the issuance of the Commodities Alpha Shares in connection with the Reorganization. In conjunction with the Reorganization, a new Commodities Alpha Class B will be created. The Class B shares of Commodities Alpha created in conjunction with the Reorganization will have the same characteristics as the Class B shares of Natural Resource, except that after the Reorganization and distribution of Commodities Alpha Shares to Stockholders, Commodities Alpha Class B will be closed to all new investments and exchanges. Class B shares of Commodities Alpha may be exchanged into Class B of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust.

With respect to Natural Resource, the minimum initial investment generally is $1,000 for all Classes of shares. With respect to Commodities Alpha, the minimum initial investment is generally $25,000 for all Classes of shares; however, this higher minimum initial investment will be waived in connection with the Reorganization. The minimum initial investment for each Fund will be waived for certain investments, including sales through the Investment Adviser's mutual fund asset allocation program; a program, approved by the Distributor, in which a shareholder pays an asset-based fee for advisory, administrative and/or brokerage services; the following programs approved by the Distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) certain other investment programs that do not charge an asset-based fee; employer-sponsored employee benefit plan accounts; certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or a Fund's Trustees or Directors, as applicable; or the reinvestment of dividends in additional Fund shares. For further information relating to minimum investment requirements of Commodities Alpha, please see the section entitled "Shareholder Information—How to Buy Shares" in Commodities Alpha's Prospectus attached hereto as Exhibit B.

Class A shares of Commodities Alpha and Natural Resource are sold at net asset value plus an initial sales charge of up to 4.75% and 5.25%, respectively. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of Natural Resource are offered at net asset value with no initial sales charge, subject to the CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Natural Resource
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The Class B shares of Commodities Alpha created in conjunction with the Reorganization will be closed to all new investments and exchanges. Stockholders of Natural Resource who receive Class B shares of Commodities Alpha in connection with the Reorganization and wish to purchase additional shares of Commodities Alpha must open a new account and purchase one of the other classes of shares offered by Commodities Alpha. Class B shares of Commodities Alpha will retain the same CDSC schedule as Class B shares of Natural Resource, as noted above. Shareholders of Natural Resource who receive Class B shares of Commodities Alpha in connection with the Reorganization will retain their original "holding period" for the purpose of calculating any Class B CDSC owed.

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Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions of shares of Commodities Alpha (which are fully described under the section "Shareholder Information—Share Class Arrangements" in Commodities Alpha's Prospectus). Class C shareholders of Natural Resource who receive Class C shares of Commodities Alpha in connection with the Reorganization will retain their original "holding period" for the purpose of calculating any Class C CDSC owed.

Class I shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Commodities Alpha and Natural Resource are distributed by the Distributor and offered by Morgan Stanley Smith Barney and Morgan Stanley & Co. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Commodities Alpha and Natural Resource, see the section entitled "Shareholder Information—Share Class Arrangements" in each Fund's Prospectus.

Shares of each Class of Commodities Alpha and Natural Resource may be exchanged for the same class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Commodities Alpha Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund. However, once a Class B shareholder of Commodities Alpha exchanges into another Morgan Stanley Fund, such shares will not be permitted to exchange back into Class B shares of Commodities Alpha.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Stockholder held shares of a fund that charged a CDSC (i.e. Natural Resource) will be counted. If a Natural Resource or Commodities Alpha shareholder exchanges into a fund that does not charge a CDSC, the holding period (for purposes of determining the CDSC rate) is frozen during the time the shareholder remains in such fund. Both Commodities Alpha and Natural Resource provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Commodities Alpha, see the section entitled "Shareholder Information—How to Exchange Shares" in Commodities Alpha's Prospectus.

Shareholders of Commodities Alpha and Natural Resource may redeem their shares for cash at any time at the net asset value per share next determined. If a shareholder sells Class A, Class B or Class C shares of Commodities Alpha or Natural Resource, net sale proceeds are reduced by the amount of any applicable CDSC. Both Funds offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares where redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Both Funds may redeem involuntarily, at net asset value, most accounts valued at less than $100. This reinstatement privilege will not apply to Class B shares of Commodities Alpha.

Dividends. Each Fund declares dividends separately for each of its classes. With respect to Commodities Alpha, income dividends and capital gains, if any, are usually distributed at least annually. With respect to Natural Resource, normally, income dividends are distributed to Stockholders semi-annually, and capital gains, if any, are usually distributed in June and December. Each Fund, however, may retain and reinvest any long-term capital gains.

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With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

Continuation of Shareholder Accounts and Plans

If the Reorganization is approved, Commodities Alpha will establish an account for each Stockholder of Natural Resource containing the appropriate number of shares of Commodities Alpha. Stockholders of Natural Resource will retain the same rights and privileges after the Reorganization in connection with Class A, Class B, Class C and Class I shares of Commodities Alpha received in the Reorganization through substantially similar plans maintained by Commodities Alpha, except that Class B shares of Commodities Alpha will be closed to all new investments and exchanges. In addition, accounts in Commodities Alpha will retain the same account options as were established in Natural Resource. If you have any questions, please contact Client Relations at (800) 548-7786.

Key Differences in the Rights of Natural Resource's Stockholders and Commodities Alpha's Shareholders

Commodities Alpha is organized as a separate series of the Trust, a Massachusetts business trust that is governed by a Declaration of Trust and Bylaws. Natural Resource is organized as a Maryland corporation and is governed by its Articles of Incorporation, as amended and supplemented, and Bylaws. Because Commodities Alpha is organized as a series of a Massachusetts business trust and Natural Resource is organized as a Maryland corporation there are some differences between the rights of shareholders of the Funds. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of Commodities Alpha. As such, shareholders of Commodities Alpha have no personal liability for the Fund's acts or obligations. Under Maryland law, Stockholders of Natural Resource have no personal liability for the Fund's acts or obligations, solely as a result of their status as Stockholders.

PRINCIPAL RISK FACTORS

The value of an investment in either Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Commodities Alpha invests primarily through commodity-linked derivatives and also invests in fixed-income securities, while Natural Resource invests primarily in the common stock of companies engaged in natural resource and related businesses. The performance of both Funds is affected by the movement of commodity prices, although the Funds differ in their methods of gaining exposure.

Commodity Risk. Commodities Alpha's investment exposure to the commodities markets may subject Commodities Alpha to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

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Because Commodities Alpha's performance is linked to the performance of volatile commodities, investors should consider holding shares of Commodities Alpha only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Commodities Alpha shares.

Natural Resources. Similar to investments in commodities, Natural Resource's investments in natural resource industries can be significantly affected by events relating to those industries, such as international political and economic developments. Investments in natural resource industries can also be significantly affected by energy conservation, global warming, the success of exploration projects, tax and other government regulations, as well as other factors. Natural Resource's portfolio securities, and consequently its net asset value, may experience substantial price fluctuations as a result of these factors. Unlike most diversified mutual funds, Natural Resource is subject to the risks associated with concentrating its assets in a particular sector—natural resources. Thus, Natural Resource's overall portfolio may decline in value due to developments specific to this sector. Given its concentration policy, Natural Resource shares should not be considered a complete investment program.

Commodity-Linked Notes. Commodities Alpha may invest in commodity-linked notes. Commodities Alpha's investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, Commodities Alpha may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market, risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, Commodities Alpha might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, Commodities Alpha might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in Commodities Alpha's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes Commodities Alpha buys, which may make it difficult for Commodities Alpha to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, Commodities Alpha could lose money.

The value of the commodity-linked notes Commodities Alpha buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Commodities Alpha is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, Commodities Alpha must set aside liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, while the derivatives instruments are held. The Subsidiary will comply with these asset segregation requirements to the same extent as Commodities Alpha itself.

Risks of Investment in Wholly-owned Subsidiary. By investing in the Subsidiary, Commodities Alpha is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary will not be registered under the Investment Company Act and will not be subject to all of the investor protections of the Investment Company Act. However, Commodities Alpha wholly owns and controls the Subsidiary, and Commodities Alpha and

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the Subsidiary are both managed by the Investment Adviser and Sub-Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of Commodities Alpha or its shareholders. Commodities Alpha's Board of Trustees has oversight responsibility for the investment activities of Commodities Alpha, including its investment in the Subsidiary, and Commodities Alpha's role as the sole shareholder of the Subsidiary. Also, the Investment Adviser and Sub-Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of Commodities Alpha.

Changes in the laws of the United States and/or the Cayman Islands, under which Commodities Alpha and the Subsidiary, respectively, are organized, could result in the inability of Commodities Alpha and/or the Subsidiary to operate as described in this Proxy Statement and Prospectus and could negatively affect Commodities Alpha and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Commodities Alpha shareholders would likely suffer decreased investment returns.

Non-Diversification. Each Fund is a "non-diversified" fund; as such, each Fund's investments are not required to meet certain diversification requirements under federal securities law. The risks of investing in each Fund may be intensified because the Fund is non-diversified; which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect each Fund's performance more than if the Fund were diversified.

Foreign Securities. Each Fund may invest in foreign securities including depositary receipts. A Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, a Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Natural Resource may invest in foreign securities issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade

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a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Fixed Income Securities. Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Each Fund's fixed income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. In addition, a portion of Commodities Alpha's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

Derivatives. Commodities Alpha may utilize derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause Commodities Alpha to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Commission rules and regulations, or may cause Commodities Alpha to be more volatile than if Commodities Alpha had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seeks to use derivatives to further Commodities Alpha's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that Commodities Alpha may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). Commodities Alpha's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if the reference index, security or investments do not perform as expected.

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying

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instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed Commodities Alpha's initial investment in such contracts.

Common Stock. Natural Resource may invest in common stock. A principal risk of investing in Natural Resource is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. Natural Resource may invest in convertible securities. Investments in convertible securities subject Natural Resource to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of Natural Resource's convertible securities investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see "The Fund—Principal Risks" and "The Fund—Additional Risk Information" in Commodities Alpha's Prospectus, and "The Fund—Principal Risks" and "The Fund—Additional Risk Information" in Natural Resource's Prospectus, as supplemented, each incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Directors of Natural Resource, including the Independent Directors, having reviewed the financial position of Natural Resource and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Natural Resource and its Stockholders and that the interests of Stockholders will not be diluted as a result thereof, recommends approval of the Reorganization by Stockholders of Natural Resource.

The Board's Considerations

At a meeting held on September 23, 2009, and at subsequent meetings, the Board, including the Independent Directors, unanimously approved the Reorganization Agreement on behalf of Natural Resource and determined to recommend that Stockholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the declining asset base of Natural Resource and the comparative expenses currently incurred in the operation of each Fund. The Board also considered other factors, including, but not limited to: the management of each Fund within the QSS team and the different portfolio managers of each Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; and the expenses of this solicitation, including the cost of printing, filing and proxy solicitation, legal and accounting expenses, and Commission registration fees, all of which will be borne by Natural Resource and the Investment Adviser in connection with the Reorganization. The Board also considered the similarities and differences in the investment objectives, policies and restrictions of Commodities Alpha and Natural Resource and the fact that, if the Reorganization is approved by Stockholders, substantially all of the securities held by Natural

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Resource will be sold prior to the consummation of the Reorganization because Commodities Alpha may not hold common stocks of companies. It was further noted that Commodities Alpha offers investors more direct exposure to the commodities markets through the use of commodity-linked derivatives, which differs from Natural Resource's direct investment in common stock of companies engaged in natural resource and related businesses. The Board also discussed the anticipated tax-free nature of the Reorganization, specifically noting that the tax opinion delivered in connection with the Reorganization would state that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes.

In recommending the Reorganization to Stockholders, the Board of Directors of Natural Resource considered that the Reorganization would have the following benefits to Stockholders:

1.  Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be lower on a percentage basis than the expenses of each corresponding class of Natural Resource. The Board compared the annual advisory fee (as a percentage of assets) payable by the Combined Fund to that payable by Commodities Alpha and Natural Resource. The Board noted that Commodities Alpha's advisory fee rate (0.50% of average daily net assets) is lower than Natural Resource's advisory fee rate (0.54% of average daily net assets), and the total annual Fund operating expenses for the Combined Fund will be lower than that of Natural Resource. The Board noted that while the advisory fee rate for Natural Resource declines to 0.42% for the portion of daily net assets that exceed $250 million, this fee breakpoint was not relevant, as the net assets of Natural Resources were approximately $105 million as of July 31, 2009, well below the breakpoint. The Board also noted that the "Other Expenses" for the Combined Fund will be lower than that of Commodities Alpha. Furthermore, to the extent that the Reorganization would result in Stockholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.  Once the Reorganization is consummated, Stockholders of Natural Resource will be invested in a Combined Fund whose performance is more directly related to the movement of commodity prices, and thus offers potentially broader investor portfolio diversification than a fund that seeks exposure to commodities through investment in common stocks of companies engaged in natural resource and related businesses.

3.  The Reorganization should qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss should be recognized by Commodities Alpha, Natural Resource or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

The Board of Trustees of the Trust, on behalf of Commodities Alpha, including a majority of the Independent Trustees, also has determined that the Reorganization is in the best interests of Commodities Alpha and its shareholders and that the interests of existing shareholders of Commodities Alpha will not be diluted as a result thereof. The Reorganization will enable Commodities Alpha to increase its assets, which could result in certain economies of scale that would benefit shareholders of the Combined Fund. The Board of Trustees considered that even if the benefits enumerated above are not realized, the costs to Commodities Alpha are sufficiently minor to warrant taking the opportunity to realize those benefits.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Natural Resource will transfer all of its assets to Commodities Alpha on the Closing Date in exchange for the assumption by Commodities Alpha of stated liabilities of Natural

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Resource, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Natural Resource prepared by the Treasurer of Natural Resource as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Commodities Alpha Shares; (ii) such Commodities Alpha Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter in exchange for the outstanding shares of Natural Resource held by such Stockholders; (iii) the outstanding shares of Natural Resource would be canceled; and (iv) Natural Resource would be dissolved under Maryland law and deregistered under the Investment Company Act.

The number of Commodities Alpha Shares to be delivered to Natural Resource will be determined by dividing the aggregate net asset value of each class of shares of Natural Resource acquired by Commodities Alpha by the net asset value per share of the corresponding class of shares of Commodities Alpha; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Class A shares of Natural Resource had an aggregate net asset value of $100,000. If the net asset value per Class A share of Commodities Alpha were $10 per share at the close of business on the Valuation Date, the number of Class A shares of Commodities Alpha to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class A shares of Commodities Alpha would be distributed to the former Class A Stockholders of Natural Resource. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Natural Resource will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Commodities Alpha Shares it receives. Each Stockholder will receive the class of shares of Commodities Alpha that corresponds to the class of shares of Natural Resource currently held by that Stockholder. Accordingly, the Commodities Alpha Shares will be distributed as follows: each of the Class A, Class B, Class C and Class I shares of Commodities Alpha will be distributed to holders of the Class A, Class B, Class C and Class I shares of Natural Resource, respectively. Commodities Alpha will cause its Transfer Agent to credit and confirm an appropriate number of Commodities Alpha Shares to each Stockholder.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Commodities Alpha or Natural Resource. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of Natural Resource and the Trust, on behalf of Commodities Alpha. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by June 30, 2010, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Natural Resource shall either pay or make provision for all of its liabilities to former Stockholders of Natural Resource that received Commodities Alpha Shares. Natural Resource shall be dissolved under Maryland law promptly following the distribution of Commodities Alpha Shares to Stockholders of record of Natural Resource, as set forth in Section 1.9 of the Reorganization Agreement.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Natural Resource and reinvest the proceeds in Commodities Alpha Shares at net asset value. This sale and reinvestment is intended to be without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Natural Resource recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not

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offset by capital loss carryforwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders as long-term capital gain or ordinary income, depending upon the holding period of the assets sold.

Stockholders will continue to be able to redeem their shares of Natural Resource at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Natural Resource thereafter will be treated as requests for redemption of shares of Commodities Alpha.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the Reorganization, Natural Resource and the Trust, on behalf of Commodities Alpha, have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Commodities Alpha and Natural Resource:

1.  The transfer of Natural Resource's assets in exchange for the Commodities Alpha Shares and the assumption by Commodities Alpha of certain stated liabilities of Natural Resource followed by the distribution by Natural Resource of the Commodities Alpha Shares to Stockholders in exchange for their Natural Resource shares pursuant to and in accordance with the terms of the Reorganization Agreement should constitute a tax-free reorganization under Section 368(a)(1) of the Code;

2.  No gain or loss should be recognized by Commodities Alpha upon the receipt of the assets of Natural Resource solely in exchange for the Commodities Alpha Shares and the assumption by Commodities Alpha of the stated liabilities of Natural Resource;

3.  No gain or loss should be recognized by Natural Resource upon the transfer of the assets of Natural Resource to Commodities Alpha in exchange for the Commodities Alpha Shares and the assumption by Commodities Alpha of the stated liabilities or upon the distribution of Commodities Alpha Shares to Stockholders in exchange for their Natural Resource shares;

4.  No gain or loss should be recognized by Stockholders upon the exchange of the shares of Natural Resource for the Commodities Alpha Shares;

5.  The aggregate tax basis for the Commodities Alpha Shares received by each of the Stockholders pursuant to the Reorganization should be the same as the aggregate tax basis of the shares in Natural Resource held by each such Stockholder immediately prior to the Reorganization;

6.  The holding period of the Commodities Alpha Shares to be received by each Stockholder should include the period during which the shares in Natural Resource surrendered in exchange therefor were held (provided such shares in Natural Resource were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of Natural Resource acquired by Commodities Alpha should be the same as the tax basis of such assets of Natural Resource immediately prior to the Reorganization; and

8.  The holding period of the assets of Natural Resource in the hands of Commodities Alpha should include the period during which those assets were held by Natural Resource.

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Commodities Alpha is not able to invest in stock and Natural Resource will sell its investments in stock prior to the Reorganization. As a result, the Reorganization will not satisfy certain guidelines of the Internal Revenue Service ("IRS") for issuing private letter rulings that conclude that particular reorganizations qualify as tax-free reorganizations. Nevertheless, in the opinion of Dechert LLP, the Reorganization should qualify as a tax-free reorganization. It should be noted that the advice of counsel is not binding on the IRS or the courts and neither Commodities Alpha nor Natural Resource has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Natural Resource will make a distribution, at or prior to the Closing, of any undistributed net income and/or any undistributed net gains (to the extent not offset by capital losses), including any net gains resulting from the sale of assets by Natural Resource prior to the Closing. Any such distribution generally would be taxable, to Stockholders subject to tax, as ordinary income (including distributions of any net short-term capital gains) or as long-term capital gains.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

Commodities Alpha Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Commodities Alpha and transferable without restrictions and will have no preemptive rights. Class B shares of Commodities Alpha, like Class B shares of Natural Resource, will have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding each Fund's shares, see "Shareholder Information" in each Fund's Prospectus, as supplemented.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Commodities Alpha and Natural Resource as of July 31, 2009 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Natural Resource	$75,357,471	6,373,814	$11.82
Commodities Alpha	$5,528,370	303,980	$18.19
Combined Fund (pro forma)	$80,795,968	4,446,777	$18.17
Class B
Natural Resource	$17,710,771	1,788,869	$9.90
Commodities Alpha**	—	—	—
Combined Fund (pro forma)	$17,689,648	975,800	$18.13

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	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class C
Natural Resource	$7,563,338	767,204	$9.86
Commodities Alpha	$2,408,437	132,689	$18.15
Combined Fund (pro forma)	$9,962,755	549,402	$18.13
Class I
Natural Resource	$5,017,744	408,465	$12.28
Commodities Alpha	$36,938,784	2,028,564	$18.21
Combined Fund (pro forma)	$41,950,544	2,304,113	$18.21

*  The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $89,873, $21,123, $9,020 and $5,984 by Class A shares, Class B shares, Class C shares and Class I shares, respectively, of Natural Resource.

**  Class A, Class C and Class I shares of Commodities Alpha were issued and outstanding as of the Record Date. A new class of shares of Commodities Alpha, Class B, will be created prior to the Reorganization. As a result of the Reorganization, each Class B Stockholder of Natural Resource will become a holder of the newly created Class B shares of Commodities Alpha.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Commodities Alpha is long-term total return. The investment objective of Natural Resource is to seek capital growth. The investment objective of each Fund is a fundamental policy that may not be changed without shareholder approval.

Commodities Alpha

Commodities Alpha's Advisers use an actively managed, quantitative investment process to seek exposure to the commodities markets. The Advisers seek to capitalize on inefficiencies in the global commodities markets. The Advisers seek long-term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed-income securities and money market instruments.

Commodities Alpha expects to gain a significant percentage of its exposure to the commodities market through investment in commodity-linked notes. These are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution. These notes are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

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Commodities Alpha may invest in commodity swaps. Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. Commodities Alpha may also invest in futures contracts.

Commodities Alpha will invest up to 25% of its assets in the Subsidiary. The Subsidiary is designed to enhance the ability of Commodities Alpha to obtain exposure to the commodities markets through commodity swaps and other commodity-linked derivatives within the limitations of the federal tax law requirements that apply to Commodities Alpha. The Subsidiary, however, will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as Commodities Alpha.

The fixed-income securities in which Commodities Alpha and/or the Subsidiary may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage securities and asset-backed securities. These fixed-income securities may be rated investment grade or non-investment grade. Commodities Alpha's investments in money market instruments may also include investments in affiliated or non-affiliated money market funds.

The Advisers utilize a multi-strategy investment approach to invest in the global commodities markets. Commodities Alpha seeks to provide investors with returns of the Dow Jones UBS Commodity Index via investments in commodity-linked notes, as well as fixed-income securities and money market instruments. Additionally, the Advisers employ an actively-managed multi-strategy investment approach via the Subsidiary that seeks to generate incremental return ("alpha") above the Dow Jones UBS Commodity Index. The alpha strategies are based on quantitative and systematic proprietary trading models. Each alpha strategy seeks to exploit temporary market inefficiencies or other unique opportunities in the commodities markets. The Advisers will consider which type of commodity-linked derivative is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly by Commodities Alpha or indirectly through the Subsidiary.

Natural Resource

Natural Resource will normally invest at least 80% of its assets in common stocks of domestic and foreign companies engaged in the natural resource and related businesses. These companies may be engaged in the exploration, development, production or distribution of natural resources, the development of energy-efficient technologies or in providing natural resource related supplies or services. A company will be considered engaged in the natural resource and related businesses if it derives at least 50% of its revenues from those businesses or it devotes at least 50% of its assets to activities in those businesses. The Investment Adviser and Sub-Adviser seek to identify favorable industries within the natural resource and related business areas and seeks to invest in companies with attractive valuations or business prospects within those industries. In selecting securities to buy, hold or sell for Natural Resource, the Investment Adviser and Sub-Adviser consider the fundamental and quantitative research of affiliated and unaffiliated research providers as well as their own research. The Investment Adviser and/or the Sub-Adviser use a proprietary, systematic investment process to incorporate this research in the construction of a portfolio that the Investment Adviser and/or the Sub-Adviser believe offers attractive capital growth with an acceptable level of risk. The Investment Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria.

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The Investment Adviser and/or the Sub-Adviser invest in companies that they believe are responsive to domestic and world demand for natural resources and that engage in the development of natural resources. These companies include those that:

•  own or process natural resources, such as precious metals, other minerals, chemicals, water, timberland, paper and forest products and other materials;

•  own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass;

•  participate in the exploration for and development of natural resource supplies from new and conventional sources;

•  own or control oil, gas or other mineral leases, rights or royalty interests;

•  provide natural resource transportation, distribution or processing services, such as refining and pipeline services;

•  provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; or

•  contribute energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.

Natural Resource's stock investments may include foreign securities (held either directly or in the form of depositary receipts). However, Natural Resource may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national securities exchange or are not securities of Canadian issuers (of this 25%, up to 15% may be invested in emerging market securities). The remaining 20% of Natural Resource's assets may be invested in the common stock of companies not engaged in the natural resource and related business areas, convertible securities, fixed-income securities and U.S. government securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

In pursuing Natural Resource's investment objective, the Investment Adviser and/or the Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and/or the Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

The investment policies of Commodities Alpha and Natural Resource are not fundamental and may be changed by the Trust's Board of Trustees or Natural Resource's Board of Directors, respectively. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds.

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Investment Restrictions

The investment restrictions adopted by Commodities Alpha and Natural Resource as fundamental limitations are substantially similar and are summarized under the caption "Investment Limitations" in the Statement of Additional Information dated November 28, 2008, for Commodities Alpha and the Statement of Additional Information dated June 30, 2009 for Natural Resource, as supplemented. A fundamental investment restriction cannot be changed without the vote of the lesser of: (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

ADDITIONAL INFORMATION ABOUT COMMODITIES ALPHA
AND NATURAL RESOURCE

General

For a discussion of the organization and operation of Commodities Alpha and Natural Resource, see "Fund Management" in Commodities Alpha's Prospectus and Natural Resource's Prospectus, as supplemented (each, a "Prospectus"), and "Fund History" in each Fund's Statement of Additional Information.

Financial Information

For certain financial information about Commodities Alpha and Natural Resource, see "Financial Highlights" with respect to each Fund in its respective Prospectus.

Management

For information about the Board of Directors, the Investment Adviser, the Sub-Adviser and the Distributor of Commodities Alpha and Natural Resource, see "Fund Management" in each Fund's Prospectus and "Management of the Fund" in each Fund's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Commodities Alpha and Natural Resource, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in each Fund's Statement of Additional Information as well as "Shareholder Information" in each Fund's Prospectus.

Dividends, Distributions and Taxes

For a discussion of Commodities Alpha's and Natural Resource's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Distributions; Tax Consequences" in each Fund's Prospectus, "Taxation of the Fund and Shareholders" in each Fund's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of Commodities Alpha and Natural Resource—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how Commodities Alpha's and Natural Resource's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How to Buy Shares" in each Fund's Prospectus, "Purchase, Redemption and Pricing of Shares" in each Fund's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Commodities Alpha and Natural Resource—Purchases, Exchanges and Redemptions." The Class B

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shares of Commodities Alpha created in conjunction with the Reorganization will have the same characteristics as the Class B shares of Natural Resource, except that after the Reorganization and distribution of Commodities Alpha Shares to Stockholders, Commodities Alpha Class B will be closed to all new investments and exchanges.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Commodities Alpha, for the fiscal year ended July 31, 2009, and Natural Resource, for the fiscal year ended February 28, 2009, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte and Touche LLP, the independent registered public accounting firm for Commodities Alpha and Natural Resource. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing. The financial statements for Natural Resource for the six months ended August 31, 2009, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, are unaudited.

LEGAL MATTERS

Certain legal matters concerning the issuance of Commodities Alpha Shares will be passed upon by Dechert LLP, New York, New York.

AVAILABLE INFORMATION

Additional information about Commodities Alpha and Natural Resource is available, as applicable, in the following documents all of which are incorporated herein by reference: (i) Commodities Alpha's Prospectus, dated November 28, 2008, attached to this Proxy Statement and Prospectus, and Commodities Alpha's Statement of Additional Information, dated November 28, 2008, each as supplemented, which Prospectus and Statement of Additional Information form a part of Post-Effective Amendment No. 10 to the Trust's Registration Statement on Form N-1A (File Nos. 333-143505; 811-22075); (ii) Natural Resource's Prospectus and Statement of Additional Information, dated June 30, 2009, as supplemented, which Prospectus and Statement of Additional Information form a part of Post-Effective Amendment No. 38 to Natural Resource's Registration Statement on Form N-1A (File Nos. 2-70421; 811-3129); and (iii) Commodities Alpha's Annual Report for its fiscal year ended July 31, 2009, attached to this Proxy Statement and Prospectus, and Natural Resource's Annual Report for the fiscal year ended February 28, 2009 and its succeeding Semi-Annual report for the six month period ended August 31, 2009. The foregoing documents may be obtained upon request and without charge by calling (800) 869-NEWS (toll-free).

Commodities Alpha and Natural Resource are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Commodities Alpha and Natural Resource which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each Fund and the Trust are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

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OTHER BUSINESS

Management of Natural Resource knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
Secretary

November [•], 2009

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Exhibit A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of [•], 2009, by and between MORGAN STANLEY SERIES FUNDS (the "Trust"), a Massachusetts business trust, on behalf of MORGAN STANLEY COMMODITIES ALPHA FUND ("Acquiring Fund"), a series of the Trust, and MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC. ("Acquired Fund"), a Maryland corporation.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and the issuance by Acquiring Fund of shares of beneficial interest, (the "Acquiring Fund Shares") to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to assign, deliver and otherwise transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund and the Trust, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Acquired Fund Assets" shall consist of all property, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date.

  (b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be assigned, delivered and otherwise transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Trust, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Trust, on behalf of Acquiring Fund. The Trust, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Trust, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  The Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Trust, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Acquired Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to Acquired Fund's stockholders of record determined as of the close of business on the Valuation Date ("Acquired Fund Stockholders") in exchange for the outstanding shares of Acquired Fund held by such Acquired Fund Stockholders. Each Acquired Fund Stockholder will receive the class of shares of Acquiring Fund that corresponds to the class of shares of Acquired Fund currently held by that Acquired Fund Shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class A, Class B, Class C and Class I shares of Acquiring Fund will be distributed to holders of Class A, Class B, Class C, and Class I shares of Acquired Fund, respectively. Such distribution will be accomplished by an instruction, signed by Acquired Fund's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus and Statement of Additional Information.

1.7  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is dissolved and terminated pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be dissolved as a Maryland corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

1.10  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the Investment Company Act.

2.  Valuation

2.1  The value of the Acquired Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this Agreement by Acquired Fund Stockholders or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then current Prospectus and Statement of Additional Information.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then current Prospectus and Statement of Additional Information, as supplemented.

2.3  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by Morgan Stanley Services Company Inc., the Acquiring Fund's administrator (the "Administrator"), in accordance with its regular practice in pricing Acquiring Fund. The Trust, on behalf of Acquiring Fund, shall cause the Administrator to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than one business day preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the Investment Company Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Series Funds—Commodities Alpha Fund."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Trust, on behalf of Acquiring Fund, and Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, Acquired Fund shall deliver to the Trust, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by Acquired Fund's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Trust, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund, that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1  Except as otherwise expressly provided herein with respect to Acquired Fund, the Trust, on behalf of Acquiring Fund, and Acquired Fund, each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions, and it being further understood that substantially all of the securities held by Acquired Fund will be sold prior to the consummation of the Reorganization.

4.2  The Trust will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Acquired Fund will provide the Trust with the Proxy Materials as described in paragraph 4.4 below for inclusion in the Registration Statement. Acquired Fund will further provide the Trust with such other information and documents relating to Acquired Fund as are reasonably necessary for the preparation of the Registration Statement.

4.3  The Trust will amend such documents as are necessary and appropriate to establish Class B Shares and prepare and file with the Commission a post-effective amendment to its registration statement on Form N-1A under the 1933 Act, relating to the offering of Class B Shares of Acquiring Fund ("Class B Registration Statement").

4.4  Acquired Fund will call a meeting of its Stockholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Trust, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.5  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.6  Subject to the provisions of this Agreement, the Trust, on behalf of Acquiring Fund, and Acquired Fund agree that each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.7  Acquired Fund shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by Acquired Fund's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.8  As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including, without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.9  The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the Investment Company Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1  The Trust, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Massachusetts business trust, with full power to carry on its business as presently conducted;

  (b)  the Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the Investment Company Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus and Statement of Information of Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended July 31, 2009, of Acquiring Fund audited by Deloitte and Touche LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Acquiring Fund's current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Acquiring Fund's current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Trust's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since July 31, 2009, there has been no change by Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

  (n)  The information furnished or to be furnished by the Trust, on behalf of Acquiring Fund, for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  Acquired Fund represents and warrants to the Trust, on behalf of Acquiring Fund, as follows:

  (a)  Acquired Fund is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the Investment Company Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus and Statement of Additional Information, as supplemented, of Acquired Fund, conform in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for the year ended February 28, 2009, audited by Deloitte and Touche LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund's stockholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Trust, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund's stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the Investment Company Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the Investment Company Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of the Trust made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Trust's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund shall reasonably request;

6.3  Acquired Fund shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) the Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the Investment Company Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund Stockholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Acquiring Fund's current Statement of Additional Information), and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's 12b-1 plan of distribution or shareholder services plan from those described in Acquiring Fund's Prospectus and Statement of Additional Information dated November [•], 2009, as supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Trust, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Acquired Fund shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust, on behalf of Acquiring Fund, shall reasonably request;

7.3  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4  The Trust, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Acquired Fund is a duly registered, open-end, management investment company under the Investment Company Act, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the Investment Company Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles (Maryland counsel may be relied upon in delivering such opinion); (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Articles of Incorporation or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Acquired Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Trust's Declaration of Trust, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund and the Trust, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of its Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust, on behalf of Acquiring Fund, and Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Class B Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6  Acquired Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.7  The parties shall have received the opinion of the law firm of Dechert LLP (based on such representations as such law firm shall reasonably request), addressed to Acquiring Fund and Acquired Fund, which opinion may be relied upon by the stockholders of Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement should constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

  (b)  No gain or loss should be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss should be recognized by Acquired Fund upon the transfer of the assets of Acquired Fund to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

  (d)  No gain or loss should be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the reorganization should be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder should include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund should be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund should include the period during which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Trust, on behalf of Acquiring Fund, nor the Acquired Fund may waive the conditions set forth in this paragraph 8.7.

9.  Fees and Expenses

9.1  (a)  Acquired Fund and Morgan Stanley Investment Advisors Inc. shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquired Fund's obligations specified in this Agreement), Acquired Fund's only obligation hereunder shall be to reimburse Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by Acquiring Fund in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquiring Fund's obligations specified in this Agreement), Acquiring Fund's only obligation hereunder shall be to reimburse Acquired Fund for all reasonable out-of-pocket fees and expenses incurred by Acquired Fund in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Acquired Fund, and the Trust, on behalf of Acquiring Fund;

  (b)  by either the Trust, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before June 30, 2010; or

  (c)  by either the Trust, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the directors or officers of Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the directors or officers of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Acquiring Fund, or the trustees or officers of the Trust, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by authorized officers of the Trust, acting as such on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECUTITIES INC.

By: Name: Title:

MORGAN STANLEY SERIES FUNDS, on behalf of Morgan Stanley Commodities Alpha Fund

By: Name: Title:

Exhibit B

[Prospectus of Commodities Alpha dated November 28, 2008]

October 5, 2009

Supplement

SUPPLEMENT DATED OCTOBER 5, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS — MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

Effective October 1, 2009, the Board of Trustees approved a decrease in the Fund’s advisory fee from 0.80% of the Fund’s average daily net assets to 0.50% of the Fund’s average daily net assets. In connection with such change, the section entitled “Fees and Expenses” is hereby deleted and replaced with the following:

Fees and Expenses

 The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers five Classes of shares: Classes A, C, I, R and W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the “Share Class Arrangements” section for further fee and expense information.

Shareholder Fees

These fees are paid directly from your investment.

Shareholder Fees

	Class A		Class C		Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(1)	None		None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None	(2)	1.00	%(3)	None	None	None

Annual Fund Operating Expenses

These expenses have been deducted from the Fund’s assets and restated to reflect current expenses.

Annual Fund Operating Expenses

	Class A	Class C	Class I	Class R	Class W
Advisory fee(4)	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees(5)	0.23%	1.00%	0.00%	0.50%	0.35%
Other expenses(6)	0.76%	0.76%	0.76%	0.76%	0.76%
Total annual Fund operating expenses(7)	1.49%	2.26%	1.26%	1.76%	1.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

	If You SOLD Your Shares:				If You HELD Your Shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$619	$924	$1,250	$2,170	$619	$924	$1,250	$2,170
Class C	$329	$706	$1,210	$2,595	$229	$706	$1,210	$2,595
Class I	$128	$400	$692	$1,523	$128	$400	$692	$1,523
Class R	$179	$554	$954	$2,073	$179	$554	$954	$2,073
Class W	$164	$508	$876	$1,911	$164	$508	$876	$1,911

(1)  Reduced for purchases of $50,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  Only applicable if you sell your shares within one year after purchase.

(4)  The advisory fee has been restated to reflect the current advisory fee, effective October 1, 2009.

(5)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class C, Class R and Class W shares in an amount each month up to an annual rate of 0.25%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

(6)  “Other expenses” do not include the expenses of the Subsidiary, which are borne by the Investment Adviser.

(7)  The Investment Adviser has agreed to cap the Total Annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “Other expenses” and/or waiving the Fund’s advisory fees, and Morgan Stanley Services Company, Inc., the Administrator, has agreed to waive the Fund’s administrative fees to the extent such operating expenses on an annualized basis exceed 1.00% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator. Taking the cap/waiver of expenses into account, the total operating expenses of Class A, Class C, Class I, Class R and Class W would have been 1.23%, 2.00%, 1.00%, 1.50% and 1.35%, respectively. This cap/waiver may be terminated at any time.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. Please consult your financial representative for more information regarding any such fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

COASPT1

December 2, 2008

Supplement

Morgan Stanley

SUPPLEMENT DATED DECEMBER 2, 2008 TO THE PROSPECTUS OF
Morgan Stanley Alternative Opportunities Fund, dated November 28, 2008
Morgan Stanley Balanced Fund, dated May 30, 2008
Morgan Stanley California Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Capital Opportunities Trust, dated March 31, 2008
Morgan Stanley Commodities Alpha Fund, dated November 28, 2008
Morgan Stanley Convertible Securities Trust, dated January 31, 2008
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2008
Morgan Stanley Equally-Weighted S&P 500 Fund, dated March 31, 2008
Morgan Stanley Flexible Income Trust, dated February 29, 2008
Morgan Stanley Focus Growth Fund, dated April 30, 2008
Morgan Stanley Fundamental Value Fund, dated January 31, 2008
Morgan Stanley FX Alpha Plus Strategy Portfolio, dated February 29, 2008
Morgan Stanley FX Alpha Strategy Portfolio, dated February 29, 2008
Morgan Stanley Global Advantage Fund, dated September 30, 2008
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2008
Morgan Stanley Global Infrastructure Fund, dated November 3, 2008
Morgan Stanley Health Sciences Trust, dated November 28, 2008
Morgan Stanley High Yield Securities Inc., dated December 31, 2007
Morgan Stanley Limited Duration Fund, dated August 29, 2008
Morgan Stanley Limited Duration U.S. Government Trust, dated September 30, 2008
Morgan Stanley Limited Term Municipal Trust, dated July 31, 2008
Morgan Stanley Mid Cap Growth Fund, dated January 31, 2008
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2007
Morgan Stanley Mortgage Securities Trust, dated February 29, 2008
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2008
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Real Estate Fund, dated March 31, 2008
Morgan Stanley S&P 500 Index Fund, dated December 31, 2007
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2008
Morgan Stanley Strategist Fund, dated November 28, 2008
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2008
Morgan Stanley Technology Fund, dated July 31, 2008
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2008
Morgan Stanley U.S. Multi-Cap Alpha Fund, dated September 30, 2008
Morgan Stanley Value Fund, dated January 31, 2008
(each a “Fund”)

The Board of Directors/Trustees of each Fund has approved the elimination of redemption fees (the “Redemption Fee”) charged by each Fund, effective January 21, 2009. Accordingly, the following changes to the Prospectuses will become effective on January 21, 2009.

***

The line item in the “Shareholder Fees” table in the section of the Prospectus titled “Fees and Expenses of the Fund” relating to the Fund’s redemption fee and the corresponding footnote following

1

the “Example” are hereby deleted.

***

The last sentence of the second paragraph in the section of the Prospectus titled “How to Exchange Shares — Permissible Fund Exchanges” is hereby deleted.

***

The section of the Prospectus titled “How to Sell Shares — Redemption Fee” is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFNDSPT7

2

December 1, 2008

Supplement

Morgan Stanley

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE PROSPECTUS OF
Morgan Stanley Alternative Opportunities Fund, dated November 28, 2008
Morgan Stanley Balanced Fund, dated May 30, 2008
Morgan Stanley California Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Capital Opportunities Trust, dated March 31, 2008
Morgan Stanley Commodities Alpha Fund, dated November 28, 2008
Morgan Stanley Convertible Securities Trust, dated January 31, 2008
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2008
Morgan Stanley Equally-Weighted S&P 500 Fund, dated March 31, 2008
Morgan Stanley Flexible Income Trust, dated February 29, 2008
Morgan Stanley Focus Growth Fund, dated April 30, 2008
Morgan Stanley Fundamental Value Fund, dated January 31, 2008
Morgan Stanley FX Alpha Plus Strategy Portfolio, dated February 29, 2008
Morgan Stanley FX Alpha Strategy Portfolio, dated February 29, 2008
Morgan Stanley Global Advantage Fund, dated September 30, 2008
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2008
Morgan Stanley Global Infrastructure Fund, dated November 3, 2008
Morgan Stanley Health Sciences Trust, dated November 28, 2008
Morgan Stanley High Yield Securities Inc., dated December 31, 2008
Morgan Stanley Limited Duration Fund, dated August 29, 2008
Morgan Stanley Limited Duration U.S. Government Trust, dated September 30, 2008
Morgan Stanley Limited Term Municipal Trust, dated July 31, 2008
Morgan Stanley Mid Cap Growth Fund, dated January 31, 2008
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2008
Morgan Stanley Mortgage Securities Trust, dated February 29, 2008
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2008
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Real Estate Fund, dated March 31, 2008
Morgan Stanley S&P 500 Index Fund, dated December 31, 2008
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2008
Morgan Stanley Strategist Fund, dated November 28, 2008
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2008
Morgan Stanley Technology Fund, dated July 31, 2008
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2008
Morgan Stanley U.S. Multi-Cap Alpha Fund, dated September 30, 2008
Morgan Stanley Value Fund, dated January 31, 2008
(each a “Fund”)

The Board of Directors/Trustees of each Fund has approved the elimination of redemption fees (the “Redemption Fee”) charged by each Fund, effective January 21, 2009. Accordingly, the following changes to the Prospectuses will become effective on January 21, 2009.

***

The line item in the “Shareholder Fees” table in the section of the Prospectus titled “Fees and Expenses of the Fund” relating to the Fund’s redemption fee and the corresponding footnote following

1

the “Example” are hereby deleted.

***

The last sentence of the second paragraph in the section of the Prospectus titled “How to Exchange Shares — Permissible Fund Exchanges” is hereby deleted.

***

The section of the Prospectus titled “How to Sell Shares — Redemption Fee” is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFNDSPT7

2

INVESTMENT MANAGEMENT

Morgan Stanley

Morgan Stanley Series Funds

Morgan Stanley

Commodities Alpha Fund

The Fund seeks long-term total return.

Prospectus

November 28, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Investment Objective	1

Principal Investment Strategies	1

Principal Risks	2

Past Performance	5

Fees and Expenses	5

Additional Investment Strategy Information	6

Additional Risk Information	8

Portfolio Holdings	10

Fund Management	10

Shareholder Information	13

Pricing Fund Shares	13

How to Buy Shares	14

How to Exchange Shares	16

How to Sell Shares	17

Distributions	21

Frequent Purchases and Redemptions of Fund Shares	21

Tax Consequences	22

Share Class Arrangements	23

Additional Information	30

Financial Highlights	31

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

Investment Objective

 The Fund’s investment objective is long-term total return.

Principal Investment Strategies

Total Return

An investment objective having the goal of selecting investments with the potential to rise in price and pay out income.

 Morgan Stanley Investment Advisors Inc., the Fund’s “Investment Adviser,” and Morgan Stanley Investment Management Limited, the Fund’s “Sub-Adviser” (the “Advisers”) use an actively managed, quantitative investment process to seek exposure to the commodities markets. The Advisers seek to capitalize on inefficiencies in the global commodities markets. The Investment Adviser and Sub-Adviser seek long term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed-income securities and money market instruments.

The Fund expects to gain a significant percentage of its exposure to the commodities market through investment in commodity-linked notes. These are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution. These notes are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investments will also be made in commodity swaps. Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. The Fund may also invest in commodity options, futures contracts and options on futures contracts and other commodity-linked derivatives.

The Fund will invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). As discussed under “Federal Tax Law Consequences,” the Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities markets through commodity swaps and other commodity-linked derivatives within the limitations of the federal tax law requirements that apply to the Fund. The Subsidiary, however, will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund.

The fixed-income securities in which the Fund and/or the Subsidiary may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage securities and asset-backed securities. These fixed-income securities may be rated investment grade or non-investment grade. The Fund’s investments in money market instruments may also include investments in affiliated or non-affiliated money market funds.

Investment Process.  The Advisers utilize a multi-strategy investment approach to invest in the global commodities markets. The Fund seeks to provide investors with the returns of the Dow Jones AIG Commodity Index* via investments in commodity-linked notes, as well as fixed-income securities and money market instruments. Additionally, the Advisers employ an actively-managed multi-strategy investment approach via the Subsidiary that seeks to generate incremental return (“alpha”) above the Dow Jones AIG Commodity Index. The alpha strategies are based on quantitative and systematic proprietary trading models. Each alpha strategy seeks to exploit temporary market inefficiencies or other unique opportunities in the commodities markets. The Advisers will consider which type of commodity-linked derivative (i.e., commodity-linked note, swap, futures contract or option on futures contract) is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly by the Fund or indirectly through the Subsidiary.

In pursuing the Fund’s investment objective, the Advisers have considerable leeway in deciding which investments the Fund buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Advisers in their discretion may determine to use some permitted trading strategies while not using others.

Principal Risks

 There is no assurance that the Fund will achieve its investment objective. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund. The Fund’s share price will fluctuate with changes in the market value of the Fund’s investments, which can occur due to a number of factors, some of which are described below. The derivatives and other investments held by the Fund’s Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund.

Commodity Risk.  The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of

*   “Dow Jones”, “AIG®”, “Dow Jones AIG Commodity IndexSM”, and “DJ-AIGCISM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and American International Group, Inc. (“American International Group”), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley. The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund, which seeks returns based on the Dow Jones AIG Commodity IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), American International Group, or any of their respective subsidiaries or affiliates, and none of Dow Jones, AIG-FP, American International Group, or any of their respective subsidiaries or affiliates, makes any representation regarding the advisability of investing in such product.

2

commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Commodity-Linked Notes.  The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market, risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund itself.

Risks of Investment in Wholly-owned Subsidiary.  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended, (“Investment Company Act”) and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisers, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s

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Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Advisers, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Swaps.  The Fund will be subject to counterparty risk with respect to the amount it expects to receive from counterparties to swap transactions. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer losses. Swaps are not traded on exchanges, do not have uniform terms and in general are not transferable without the consent of the counterparty.

Fixed-Income Securities.  All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. Zero coupon securities typically are subject to greater price fluctuations than comparable securities that pay current interest.

Options and Futures.  The Fund’s participation in the options and futures markets would subject the Fund’s portfolio to certain risks. The Advisers’ predictions of movements in the direction of commodities prices or interest rate movements may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. The Fund may also buy or sell over-the-counter options which subject the Fund to the risk that a counterparty may default on its obligations.

Non-Diversification.  The risks of investing in the Fund may be intensified because the Fund is non-diversified; which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified.

Other Risks.  The performance of the Fund also will depend on whether or not the Advisers are successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities, forward foreign currency exchange contracts, mortgage securities, asset-backed securities and high yield securities. For more information about these risks, see the “Additional Risk Information” section.

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Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

 The Fund was recently organized and, as of the date of this Prospectus, has no historical performance to report. Performance information will be provided once the Fund has completed a full calendar year of operation.

Fees and Expenses

 The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers five Classes of shares: Classes A, C, I, R and W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the “Share Class Arrangements” section for further fee and expense information.

Shareholder Fees

Shareholder Fees

These fees are paid directly from your investment.

	Class A		Class C		Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(1)	None		None	None	None

Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None	(2)	1.00	%(3)	None	None	None

Redemption fee(4)	2.00%		2.00%		2.00%	2.00%	2.00%

Annual Fund Operating Expenses

Annual Fund
Operating Expenses

These expenses are deducted from the Fund’s assets and are based on estimates for current fiscal year.

	Class A	Class C	Class I	Class R	Class W
Advisory fee	0.80%	0.80%	0.80%	0.80%	0.80%

Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.35%

Other expenses(5)	0.37%	0.37%	0.37%	0.37%	0.37%

Total annual Fund operating expenses(6)	1.42%	2.17%	1.17%	1.67%	1.52%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

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	If You SOLD Your Shares:				If You HELD Your Shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$613	$903	$1,214	$2,096	$613	$903	$1,214	$2,096

Class C	$320	$679	$1,164	$2,503	$220	$679	$1,164	$2,503

Class I	$119	$372	$644	$1,420	$119	$372	$644	$1,420

Class R	$170	$526	$907	$1,976	$170	$526	$907	$1,976

Class W	$155	$480	$829	$1,813	$155	$480	$829	$1,813

(1)	Reduced for purchases of $50,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)	Only applicable if you sell your shares within one year after purchase.

(4)

Payable to the Fund on shares redeemed or exchanged within thirty days of purchase. The redemption fee is based on the redemption proceeds. See “Shareholder Information — How to Sell Shares” for more information on redemption fees.

(5)

“Other Expenses” do not include the expenses of the Subsidiary, which are borne by the Investment Adviser. Because the Fund has less than six months of operating history, other expenses, including administration fees, are estimated for the current fiscal year.

(6)

The Investment Adviser has agreed to cap the Total Annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and Morgan Stanley Services Company, Inc., the Administrator, has agreed to waive the Fund’s administrative fees to the extent such operating expenses on an annualized basis exceed 1.25% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund. This cap/waiver may be terminated at any time.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees.  Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. Please consult your financial representative for more information regarding any such fees.

Additional Investment Strategy Information

 This section provides additional information relating to the Fund’s investment strategies.

Foreign Securities.  The Fund may invest in foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Forward Foreign Currency Exchange Contracts.  The Fund’s investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Mortgage Securities.  These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. The Fund and/or the Subsidiary may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality.

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Certain, but not all, of the U.S. government securities purchased by the Fund and/or the Subsidiary are backed by the full faith and credit of the United States. The Fund and/or the Subsidiary may also invest in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

Asset-Backed Securities.  Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

High Yield Securities (“Junk Bonds”) and Restricted Securities.  The Fund may invest in high yield, high risk, fixed-income securities rated below Baa by Moody’s Investors Service or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc., or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as “junk bonds”). Such securities may include “Rule 144A” fixed-income securities, which are subject to resale restrictions.

Money Market Instruments.  The Fund may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in swaps and futures contracts. The Fund’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, and repurchase agreements.

Defensive Investing.  The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover.  The Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on “Distributions” and “Tax Consequences.”

* * *

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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Additional Risk Information

 This section provides additional information relating to the risks of investing in the Fund.

Foreign Securities.  The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Forward Foreign Currency Exchange Contracts.  Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund’s volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated.

Mortgage Securities.  Mortgage securities are subject to prepayment risk — the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Fund’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities. Certain of the U.S. government securities purchased by the Fund and/or the Subsidiary may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund and/or the Subsidiary may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their prepayment obligations in the future.

To the extent the Fund and/or the Subsidiary invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including

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individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities.  Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities and Restricted Securities.  The Fund’s investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

Tax Treatment of the Fund’s Investment Strategies.  The Fund intends to qualify as a regulated investment company, or RIC, for federal income tax purposes. To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources or income. The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the Subsidiary itself owns commodity-linked swaps, whether received in the form of current distributions or under certain federal income tax rules that would cause the Fund to recognize income corresponding to certain income of the Subsidiary in advance of receiving distributions from the Subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments. However, based on the analysis in these

9

rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. With respect to some of the law considered in these rulings, there is no authority directly addressing the issues. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. The Fund believes that these conclusions would be upheld if challenged. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might to cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. See “Taxation of the Fund and Shareholders” in the Statement of Additional Information (“SAI”).

Portfolio Holdings

 A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Fund Management

Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $483.4 billion in assets under management or supervision as of September 30, 2008.

 The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services to the Fund and the Subsidiary pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Adviser has, in turn, contracted with the Sub-Adviser — Morgan Stanley Investment Management Limited — to invest the Fund’s assets and the assets of the Subsidiary, including the placing of orders for the purchase and sale of portfolio investments, pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 522 Fifth Avenue, New York, New York 10036.

The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main business office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

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The Fund is managed within the Quantitative and Structured Solutions (“QSS”) team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Justin Simpson, a Managing Director of the Sub-Adviser, Chris Callan, an Executive Director of the Sub-Adviser, Arunabh Mukherjee and Deepak Baghla, each a Vice President of the Sub-Adviser and Rachel Madeiros, a Senior Associate of the Sub-Adviser.

Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005. Mr. Simpson is head of the QSS team. He joined Morgan Stanley in 1990 and has 18 years of investment industry experience. He was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Callan joined Morgan Stanley in 2004 and has 10 years of investment industry experience. Mr. Callan joined the firm working with the FX quantitative trading strategy team before joining the QSS team in 2006. Prior to this, he worked at Nikko Europe, Sanwa International and Bear Stearns International. Mr. Mukherjee has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Mukherjee is a portfolio manager for FX and Commodities strategies on the QSS team. He joined Morgan Stanley in 2004 and has six years of investment industry experience. Prior to joining Morgan Stanley, he was an associate at JPMorgan, focusing on FX Options and Commodities. Mr. Baghla has been associated with the Sub-Adviser in an investment management capacity since March 2006. He joined Morgan Stanley in 2005 and has six years of investment industry experience. Prior to joining Morgan Stanley, he worked on the application and development of technology startups. Ms. Madeiros has been associated with the Sub-Adviser in an investment management capacity since January 2007. She joined Morgan Stanley in 2004 and has four years of investment industry experience. Prior to joining Morgan Stanley, she was employed in the reinsurance industry.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund’s average daily net assets. For the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund accrued total compensation to the Investment Adviser amounting to 0.80% of the Fund’s average daily net assets. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser received from the Fund. There is no separate advisory fee charged to the Subsidiary.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the period ending July 31, 2008.

Investment in Wholly-Owned Subsidiary.  The Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, and has its own board of directors to oversee compliance with respect to routine corporate matters. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

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The Investment Adviser provides investment advisory services to the Subsidiary pursuant to the Investment Advisory Agreement and the Sub-Adviser invests the assets of the Subsidiary pursuant to the Sub-Advisory Agreement. Under these agreements, the Investment Adviser and Sub-Adviser provide the Subsidiary with the same type of investment advisory and sub-advisory services as are provided to the Fund.

The Fund and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Investment Adviser and Sub-Adviser, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary are included in the annual report of the Fund (including the Subsidiary’s full audited financial statements) and, once available, the semiannual report of the Fund (including the Subsidiary’s unaudited financial statements) provided to shareholders.

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Shareholder Information

Pricing Fund Shares

 The price of the Fund’s shares (excluding sales charges), called “net asset value,” is based on the value of the Fund’s portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange (“NYSE”) is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Fund’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Advisers determine that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund’s general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities’ market value, these securities will be valued at their fair value.

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The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

How to Buy Shares

Contacting a
Financial Advisor

If you are new to the Morgan Stanley Funds, for more information call toll-free 1-800-869-NEWS.

 You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund’s transfer agent, Morgan Stanley Trust (“Transfer Agent”), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors five Classes of shares: Classes A, C, I, R and W. Class I, Class R and Class W shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees.  Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. Please consult your financial representative for more information regarding any such fees.

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Minimum Investment Amounts

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Financial Advisor for further information about this service.

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$25,000		$100

Individual Retirement Account	$25,000		$100

Coverdell Education Savings Account	$25,000		$100

EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$2,500	*	$100	*

* Provided your schedule of investments totals $25,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser’s mutual fund asset allocation program; (2) a program, approved by the Fund’s distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund’s distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund’s Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares, Class R Shares and Class W Shares.  To be eligible to purchase Class I, Class R or Class W shares, you must qualify under one of the investor categories specified in the “Share Class Arrangements” section of this Prospectus.

Subsequent Investments Sent Directly to the Fund.  In addition to buying additional Fund shares for an existing account by contacting your Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

•          Write a “letter of instruction” to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

•           Make out a check for the total amount payable to: Morgan Stanley Commodities Alpha Fund.

•           Mail the letter and check to Morgan Stanley Trust at P.O. Box 219885, Kansas City, MO 64121-9885.

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How to Exchange Shares

 Permissible Fund Exchanges.  You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges (“CDSCs”)) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund’s current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds that are not currently being offered for purchase. An exchange of Fund shares held for less than thirty days from the date of purchase will be subject to the 2% redemption fee described under the section “How to Sell Shares.”

Exchange Procedures.  You can process an exchange by contacting your Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See “Limitations on Exchanges.” The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges.  Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone

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exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts.  If you have pledged your Fund shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges.  If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares — and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the “Tax Consequences” section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges.  Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges.  See the “Share Class Arrangements” section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

 You can sell some or all of your Fund shares at any time. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures

Contact Your Financial Advisor

To sell your shares, simply call your Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures

By Telephone

You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.

Before processing a telephone redemption, keep the following information in mind:
• You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
• Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system, which is generally accessible 24 hours a day, seven days a week.
• Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
• If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
• Proceeds must be made payable to the name(s) and address in which the account is registered.
• You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
• This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
• Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a “letter of instruction” that includes:
• your account number;
• the name of the Fund;
• the dollar amount or the number of shares you wish to sell;

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Options	Procedures

By Letter (continued)	• the Class of shares you wish to sell; and
• the signature of each owner as it appears on the account.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class C waiver categories listed in the “Share Class Arrangements” section of this Prospectus.

To sign up for the systematic withdrawal plan, contact your Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares.  After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind.  If we determined that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Fund. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the

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same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees.  Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund’s shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations.  Normally, your sale of Fund shares is subject to federal and state income tax. You should review the “Tax Consequences” section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege.  If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales.  The Fund reserves the right, on 60 days’ notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (“IRA”) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $25,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts.  If you intend to pledge your Fund shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Redemption Fee.  Fund shares redeemed within thirty days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may not have the ability to assess a redemption fee. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

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Distributions

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Financial Advisor for further information about this service.

 The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains whenever it sells securities or currencies for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”

The Fund declares income dividends separately for each Class. Distributions paid on Class A, Class I, Class R and Class W shares usually will be higher than for Class C shares because distribution fees that Class C shares pay are higher. Income dividends and capital gains, if any, are usually distributed at least annually. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase shares of the Fund through a Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

 Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s assets, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would

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redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain securities may be adversely affected by price arbitrage trading strategies.

The Fund’s policies with respect to valuing portfolio securities are described in “Shareholder Information — Pricing Fund Shares.”

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “How to Buy Shares,” “How to Exchange Shares” and “How to Sell Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

 As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions; and

•   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

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Taxes on Distributions.  Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales.  Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

 The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered two Classes: Class A shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. Class I, Class R and Class W shares are offered only to limited categories of investors as described below. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee

A	Maximum 4.75% initial sales charge reduced for purchases of $50,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%

C	1.00% CDSC during first year	1.00%

I	None	None

R	None	0.50%

W	None	0.35%

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES    Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price. The initial sales charge is reduced for purchases of $50,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class C, Class R or Class W shares.

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The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges — the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%

$50,000 but less than $100,000	4.00%	4.17%

$100,000 but less than $250,000	3.00%	3.09%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

•          A single account (including an individual, trust or fiduciary account).

•          A family member account (limited to spouse, and children under the age of 21).

•          Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•          Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•          Tax-exempt organizations.

•          Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege.  You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a “related account” is:

•   A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•          A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•          An IRA and single participant retirement account (such as a Keogh).

•          An UGMA/UTMA account.

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Right of Accumulation.  You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under “Combined Purchase Privilege” above.

Notification.  You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent.  The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

26

Other Sales Charge Waivers.  In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

•          A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

•          Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

•          Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

•          Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley’s Retirement Plan Solutions (“Morgan Stanley Eligible Plans”).

•          Insurance company separate accounts that have been approved by the Fund’s distributor.

•          Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•          Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge.

CLASS C SHARES    Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $50,000 or more and for existing shareholders who hold over $50,000 in Morgan Stanley Funds.

27

CDSC Waivers.  A CDSC, if otherwise applicable, will be waived in the case of:

•          Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•          Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•          Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

•          Sales of shares acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser’s mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser’s mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

The Fund’s distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Exchanging Shares Subject to a CDSC.  There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class C shares of the Fund for less than one year, exchanged to Class C of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC would not be imposed on the shares based on a one-year holding period of the other Multi-Class Fund. If you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a

28

CDSC rate of 1.00% would be imposed on the shares based on a less than one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

Distribution Fee.  Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A, Class R and Class W shares. Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES    Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

•          Investors participating in the Investment Adviser’s or an affiliate’s mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

•          Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

•          Certain investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

•          Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

•          Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

•          Certain other open-end investment companies whose shares are distributed by the Fund’s distributor.

•          Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases of their former Dean Witter Retirement Series accounts.

•          The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund’s Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of size of the investment).

29

Meeting Class I Eligibility Minimums.  To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

CLASS R SHARES    Class R shares are offered without any sales charge on purchases or sales. Class R shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of Class R shares. Class R shares are offered only to certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employee-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Individual retirement plans, such as IRAs, are not eligible to purchase Class R shares.

CLASS W SHARES    Class W shares are offered without any sales charge on purchases or sales. Class W shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.35% of the average daily net assets of Class W shares. Class W shares are offered only to investors purchasing through investment programs managed by investment professionals, including discretionary managed account programs approved by the Fund’s distributor.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS    If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)    The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class C, Class R and Class W shares and a Shareholder Services Plan with respect to the Class A, Class C, Class R and Class W shares. (Class I shares are offered without any 12b-1 fee.) Under the Plan of Distribution and the Shareholder Services Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of personal services to shareholders and maintenance of shareholder accounts. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

 The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

30

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance for the period indicated of the Fund and the Subsidiary. Certain information reflects financial results for a single share throughout the period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund or the Subsidiary (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Fund and the Subsidiary, are incorporated by reference in the SAI from the Fund’s annual report, which is available upon request.

CLASS A SHARES OF THE FUND

For the Period April 30,(5) Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income(1)	0.10
Net realized and unrealized loss	(0.55)
Total loss from investment operations	(0.45)
Net asset value, end of period	$29.55
Total Return(2)	(1.50	)%(7)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.38	%(4)(6)
Net investment income	1.27	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$6,342
Portfolio turnover rate	6	%(7)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5) Commencement of operations.

(6)  Annualized.

(7)  Not annualized.

31

CLASS C SHARES OF THE FUND

For the Period April 30,(5) Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$30.00
Loss from investment operations:
Net investment income(1)	0.04
Net realized and unrealized loss	(0.57)
Total loss from investment operations	(0.53)
Net asset value, end of period	$29.47
Total Return(2)	(1.70	)%(7)

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.13	%(4)(6)
Net investment income	0.53	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$5,111
Portfolio turnover rate	6	%(7)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)  Commencement of operations.

(6)  Annualized.

(7)  Not annualized.

32

CLASS I SHARES OF THE FUND

For the Period April 30,(5) Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income(1)	0.07
Net realized and unrealized loss	(0.50)
Total loss from investment operations	(0.43)
Net asset value, end of period	$29.57
Total Return(2)	(1.47	)%(7)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.19	%(4)(6)
Net investment income	0.88	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$49,066
Portfolio turnover rate	6	%(7)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)  Commencement of operations.

(6)  Annualized.

(7)  Not annualized.

33

CLASS R SHARES OF THE FUND

For the Period April 30,(5) Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$30.00
Loss from investment operations:
Net investment income(1)	0.03
Net realized and unrealized loss	(0.50)
Total loss from investment operations	(0.47)
Net asset value, end of period	$29.53
Total Return(2)	(1.57	)%(7)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.68	%(4)(6)
Net investment income	0.39	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$146
Portfolio turnover rate	6	%(7)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)  Commencement of operations.

(6)  Annualized.

(7)   Not annualized.

34

CLASS W SHARES OF THE FUND

For the Period June 03,@@ Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$31.38
Loss from investment operations:
Net investment income(1)	0.04
Net realized and unrealized loss	(1.87)
Total loss from investment operations	(1.83)
Net asset value, end of period	$29.55
Total Return(2)	(5.83	)%(6)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.50	%(4)(5)
Net investment income	0.77	%(4)(5)

Supplemental Data:
Net assets, end of period, in thousands	$94
Portfolio turnover rate	6	%(6)

@@ The date shares were first issued.

(1)         The per share amounts were computed using an average number of shares outstanding during the period.

(2)         Calculated based on the net asset value as of the last business day of the period.

(3)         Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)         Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(5)         Annualized.

(6)         Not annualized.

35

MORGAN STANLEY COMMODITIES ALPHA FUND (CAYMAN), LTD.

For the Period April 30(5), Through July 31,	2008
Selected Per Share Data:
Net asset value, beginning of period	$30.00
Income from investment operations:
Net investment income(1)	0.08
Net realized and unrealized loss	(1.02)
Total loss from investment operations	(0.94)
Net asset value, end of period	$29.06
Total Return	(3.13	)%(2)
Ratios to Average Net Assets:
Total expenses(4)	0.00	%(3)
Net investment income	1.02	%(3)

Supplemental Data:
Net assets, end of period, in thousands	$7,495

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Not annualized.

(3)  Annualized.

(4)  Total expenses to Average Net Assets before reimbursement: 0.92%.

(5)  Commencement of operations.

36

Notes

37

Notes (Continued)

38

39

Morgan Stanley Funds

EQUITY	FIXED INCOME

BLEND/CORE

Alternative Opportunities Fund
Dividend Growth Securities

DOMESTIC HYBRID

Balanced Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International Value Equity Fund
Pacific Growth Fund

GROWTH

Capital Opportunities Trust
Focus Growth Fund
Mid Cap Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
S&P 500 Index Fund

MULTI-CAP

U.S. Multi-Cap Alpha Fund

SPECIALTY

Commodities Alpha Fund
Convertible Securities Trust
Financial Services Trust
FX Alpha Plus Strategy Portfolio
FX Alpha Strategy Portfolio
Global Infrastructure Fund
Health Sciences Trust
Natural Resource Development Securities
Real Estate Fund
Technology Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

TAXABLE SHORT TERM

Limited Duration Fund*†
Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*†
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market Trust

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund’s prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)

†  No-Load (Mutual) Fund

40

Additional information about the Fund’s investments is available in the Fund’s Annual and Semiannual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

You also may obtain information about the Fund by calling your Financial Advisor or by visiting our Internet site.

Information about the Fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:

CLASS A:	COAAX
CLASS C:	COACX
CLASS I:	COAIX
CLASS R:	COARX
CLASS W:	COAWX

(THE FUND’S INVESTMENT COMPANY ACT FILE NO. IS 811-22075)

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Series Funds

Morgan Stanley

Commodities Alpha Fund

Prospectus

November 28, 2008

COAPRO-00 11/08

Exhibit C

[Annual Report for Commodities Alpha for the fiscal year ended July 31, 2009]

C-1

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Commodities Alpha Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended July 31, 2009

Total Return for the 12 Months Ended July 31, 2009

					Dow Jones
					UBS
					Commodity
Class A	Class C	Class I	Class R	Class W	Index(1)
–36.93%	–37.47%	–36.77%	–37.13%	–37.01%	–38.03%

The performance of the Fund’s five share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The commodities market performance over the past 12 months presents only half of the recent story. The part that is missing is the market’s exceptionally strong performance in 2008 through the beginning of July 2008. In the first half of 2008, the commodities market, using the Dow Jones-UBS Commodity Index as a proxy for a broadly diversified basket of commodity securities, increased by 27 percent, while the S&P 500® Index, a commonly cited gauge of U.S. equity performance, fell by 12 percent. Commodity spot prices hit their high in early July 2008 with West Texas Intermediate (WTI) crude oil trading over $145 in the spot market. With this as background it is easier to appreciate that over the past 12 months, commodities, like other assets experienced a strong fall in prices as investors de-risked their portfolios.

During the 12-month period ended July 31, 2009, a decline in the Dow Jones-UBS Commodity Index, which at its highest was 57 percent compared with a drop of 46 percent in the S&P 500® Index, was followed by a strong rebound as investors assessed the lower valuations in light of economic “green shoots” visible in the first quarter of 2009.

The commodities market sell-off through October of last year was driven by an assessment of future demand in light of the economic slowdown and in some cases short-term supply of commodities. Active investors took profits on long commodities positions and speculators forecasting a drop in many markets sold commodities short in anticipation of future price declines.

From October 2008 through early March 2009, as equity and other markets continued lower, the broadly diversified Dow Jones-UBS Commodities Index moved sideways. When the rally started in early March, industrial metals (particularly copper and zinc) and most energy products (especially unleaded gasoline) led the way, while natural gas continued to be a strong drag. A number of tailwinds — including the return of investor appetite for risk assets and improved demand estimates from China, from the broader emerging markets, and for infrastructure, in general — brought the Dow Jones-UBS Commodities Index up 30 percent off its March low before ending the month of July up over 24 percent from the low in March.

Performance Analysis

All share classes of Morgan Stanley Commodities Alpha Fund outperformed the Dow Jones-UBS Commodity Index (the “Index”) for the 12 months ended July 31, 2009, assuming no deduction of applicable sales charges.

The main contributors to the Fund’s outperformance of the Index during the period included positions in unleaded gasoline and metals such as copper, nickel, silver and zinc. Key detractors from relative performance were holdings in natural gas, lean hogs, wheat and corn.

Commodities spot prices have experienced the increased volatility that we have seen generally in the financial markets. Additionally, the term structure, or shape, of individual commodity’s futures curves has been volatile. The prices of many commodities’ futures contracts have experienced large swings in premium or discount relative to the spot price of their underlying commodities.

As the term structure in commodities like WTI crude oil moved from backwardation (a condition in which longer-dated futures are cheaper than near-month contracts) to contango (where longer-dated futures are more expensive), passive investment strategies found it more difficult to generate profits. In our view, this increased volatility in both the spot rates and the term structure of many commodities gives us confidence that an active style of management may be potentially more effective in the future.

Furthermore, lower valuations, growing global demand and the inflation hedging characteristics of many commodities lead us to be confident in the long run benefit of including commodities in a well diversified portfolio.

Our approach to commodity investing is based on a quantitative, actively managed, multi-strategy investment process. This process seeks to exploit unique opportunities in the commodities markets. Through dynamic risk management, our strategy aims to achieve superior excess returns with strong adherence to tracking error targets.

There is no guarantee that the strategy discussed above will continue to perform as discussed herein or the securities discussed above will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 07/31/09
Short-Term	55.5%
Commodity-Linked Securities	22.5
Wholly-Owned Subsidiary	22.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

Morgan Stanley Investment Advisors Inc., the Fund’s “Investment Adviser,” and Morgan Stanley Investment Management Limited, the Fund’s “Sub-Adviser” (the “Advisers”) use an actively managed, quantitative investment process to seek exposure to the commodities markets. The Advisers seek to capitalize on inefficiencies in the global commodities markets. The Investment Adviser and Sub-Adviser seek long term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed-income securities and money market instruments.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This Page Intentionally Left Blank)

Performance Summary

Performance of $10,000 Investment

Since Inception

Average Annual Total Returns — Period Ended July 31, 2009

	Class A Shares*		Class C Shares†		Class I Shares††		Class R Shares#		Class W Shares##
	(since 04/30/08)		(since 04/30/08)		(since 04/30/08)		(since 04/30/08)		(since 06/03/08)
Symbol	COAAX		COACX		COAIX		COARX		COAWX
1 Year	–36.93	%(2)	–37.47	%(2)	–36.77	%(2)	–37.13	%(2)	–37.01	%(2)
	–39.92	(3)	–38.09	(3)	—		—		—

Since Inception	–31.64	(2)	–32.23	(2)	–31.49	(2)	–31.86	(2)	–36.30	(2)
	–34.25	(3)	–32.23	(3)	—		—		—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance for Class A, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges.

*	The maximum front-end sales charge for Class A is 4.75%.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
#	Class R has no sales charge.
##	Class W has no sales charge.
(1)

The Dow Jones-UBS Commodity Index is designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index is composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective May 2009, the Index changed its name from Dow Jones-AIG Commodity Index to Dow Jones-UBS Commodity Index.

(2)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(3)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on July 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/09 – 07/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			02/01/09 –
	02/01/09	07/31/09	07/31/09
Class A
Actual (16.38% return)	$1,000.00	$1,163.80	$7.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual (15.90% return)	$1,000.00	$1,159.00	$11.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.93	$10.94
Class I
Actual (16.51% return)	$1,000.00	$1,165.10	$6.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.89	$5.96
Class R
Actual (16.24% return)	$1,000.00	$1,162.40	$9.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.41	$8.45
Class W
Actual (16.30% return)	$1,000.00	$1,163.00	$8.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.16	$7.70

@

Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.19%, 1.19%, 1.69% and 1.54% for Class A, Class C, Class I, Class R and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period). If the Fund had borne all its expenses, the annualized expense ratios would have been 2.17%, 2.95%, 1.95%, 2.46% and 2.31% for Class A, Class C, Class I, Class R and Class W shares, respectively.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Investment Adviser (as defined herein) under the investment advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities (the Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the investment advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement”). The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the performance for the Fund was better than its benchmark index for the one-year, since inception, year-to-date and three-month periods ended May 31, 2009. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for the Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were higher than the peer group average. After discussion, the Board concluded that performance was competitive with the benchmark index and that the management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Commodities Alpha Fund

Portfolio of Investments - July 31, 2009

PRINCIPAL
AMOUNT IN		EXPIRATION
THOUSANDS		DATE		VALUE
	Commodity-Linked Securities (22.7%)
$7,154	Cargill Commodity Linked Note (a) (Cost $7,154,443)	01/05/10		$10,232,089

NUMBER OF
SHARES
		Wholly-Owned Subsidiary (22.2%)
1,288,579	Morgan Stanley Commodities Alpha Fund (Cayman), Ltd (b) (Cost $7,618,238)			9,991,789

NUMBER OF
SHARES (000)
		Short-Term Investment (c) (56.0%)
		Investment Company
25,237		Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $25,237,171)		25,237,171
		Total Investments (Cost $40,009,852) (d)	100.9%	45,461,049

		Liabilities in Excess of Other Assets	(0.9)	(424,075)
		Net Assets	100.0%	$45,036,974

(a)

Security is linked to the Dow Jones-UBS Commodity Index Total Return. The index is currently comprised of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.

(b)	Investment in the wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 41.
(c)	See Note 6 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The aggregate cost for federal income tax purposes is $50,204,291. The aggregate gross unrealized appreciation is $5,451,197 and the aggregate gross unrealized depreciation is $10,194,439 resulting in net unrealized depreciation of $4,743,242.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Investments in securities, at value (cost $7,154,443)	$10,232,089
Investment in affiliate, at value (cost $25,237,171)	25,237,171
Wholly-owned subsidiary (cost $7,618,238)	9,991,789
Receivable for:
Shares of beneficial interest sold	32,587
Interest	23,509
Dividends from affiliate	4,870
Prepaid expenses and other assets	11,510
Total Assets	45,533,525
Liabilities:
Payable for:
Shares of beneficial interest redeemed	419,515
Distribution fee	3,059
Administration fee	2,884
Transfer agent fee	1,313
Investment advisory fee	395
Accrued expenses and other payables	69,385
Total Liabilities	496,551
Net Assets	$45,036,974
Composition of Net Assets:
Paid-in-capital	$70,065,321
Net unrealized appreciation	5,451,197
Accumulated net investment loss	(618,230)
Accumulated net realized loss	(29,861,314)
Net Assets	$45,036,974
Class A Shares:
Net Assets	$5,528,370
Shares Outstanding (unlimited authorized, $.01 par value)	303,980
Net Asset Value Per Share	$18.19
Maximum Offering Price Per Share (net asset value plus 4.99% of net asset value)	$19.10
Class C Shares:
Net Assets	$2,408,437
Shares Outstanding (unlimited authorized, $.01 par value)	132,689
Net Asset Value Per Share	$18.15
Class I Shares:
Net Assets	$36,938,784
Shares Outstanding (unlimited authorized, $.01 par value)	2,028,564
Net Asset Value Per Share	$18.21
Class R Shares:
Net Assets	$102,073
Shares Outstanding (unlimited authorized, $.01 par value)	5,614
Net Asset Value Per Share	$18.18
Class W Shares:
Net Assets	$59,310
Shares Outstanding (unlimited authorized, $.01 par value)	3,261
Net Asset Value Per Share	$18.19

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Statements continued

Statement of Operations

For the year ended July 31, 2009

Net Investment Loss:
Income
Interest	$139,016
Dividends from affiliate	306,852
Total Income	445,868
Expenses
Investment advisory fee	341,422
Professional fees	327,764
Offering costs	108,059
Registration fees	75,173
Shareholder reports and notices	61,297
Administration fee	34,142
Distribution fee (Class A shares)	10,678
Distribution fee (Class C shares)	28,302
Distribution fee (Class R shares)	465
Distribution fee (Class W shares)	210
Custodian fees	11,848
Transfer agent fees and expenses	4,543
Trustees’ fees and expenses	1,293
Other	15,115
Total Expenses	1,020,311
Less: amounts waived/reimbursed	(436,552)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(22,877)
Net Expenses	560,882
Net Investment Loss	(115,014)
Realized and Unrealized Gain (Loss):
Realized Loss on:
Commodity-linked notes	(19,380,341)
Wholly-owned subsidiary	(9,600,488)
Net Realized Loss	(28,980,829)
Change in Unrealized Appreciation/Depreciation on:
Commodity-linked notes	3,956,821
Wholly-owned subsidiary	2,616,495
Net Change in Unrealized Appreciation/Depreciation	6,573,316
Net Loss	(22,407,513)
Net Decrease	$(22,522,527)

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Statements continued

Statements of Changes in Net Assets

		FOR THE PERIOD
	FOR THE YEAR	APRIL 30, 2008@@
	ENDED	THROUGH
	JULY 31, 2009	JULY 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(115,014)	$133,928
Net realized loss	(28,980,829)	(880,469)
Net change in unrealized appreciation/depreciation	6,573,316	(1,122,119)
Net Decrease	(22,522,527)	(1,868,660)
Dividends to Shareholders from Net Investment Income:
Class A shares	(100,800)	—
Class C shares	(34,014)	—
Class I shares	(799,662)	—
Class R shares	(1,653)	—
Class W shares	(1,171)	—
Total Dividends	(937,300)	—
Net increase from transactions in shares of beneficial interest	7,737,744	62,627,717
Net Increase (Decrease)	(15,722,083)	60,759,057
Net Assets:
Beginning of period	60,759,057	—
End of Period (Including an accumulated net investment loss of $618,230 and accumulated undistributed net investment income of $171,609, respectively)	$45,036,974	$60,759,057

@@  Commencement of operations.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Commodities Alpha Fund (the “Fund”) was organized as a separate non-diversified portfolio of the Morgan Stanley Series Funds, a Massachusetts business trust, which was registered under the Investment Company Act of 1940 as amended (the “Act”), as an open-end management investment company and commenced operations on April 30, 2008. The Fund’s investment objective is long-term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed income securities and money market instruments.

The Fund offers Class A, Class C, Class I, Class R and Class W shares. Class A and Class C shares are offered to the general public, with Class A subject to a sales charge imposed at the time of purchase and some Class A and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and one year, respectively. Class I, Class R and Class W are offered only to limited categories of investors and are not subject to a sales charge. Additionally, Class A, Class C, Class R and Class W shares incur distribution expenses.

For the period August 1, 2008 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A, Class C, Class I, Class R and Class W shares, which was paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Investment in Commodities Alpha Fund (Cayman), Ltd — The Fund may invest up to 25% of its total assets in Morgan Stanley Commodities Alpha Fund (Cayman), Ltd, a wholly owned and controlled Cayman Island subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures, option and total return swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”).

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Portfolio of Investments. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations as unrealized gain or loss. Distributions received from the Subsidiary are recorded as income on the ex-dividend date. For the year ended July 31, 2009, the Fund did not receive distributions from the Subsidiary.

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

B. Valuation of Investments — (1) Commodity-linked notes are marked-to-market daily based upon quotations from market makers; (2) the value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio of investments; (3) when market quotations are not readily available, including circumstances under which the Investment Adviser or Morgan Stanley Investment Management Limited (the “Sub-Adviser”), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

C. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily, as earned.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Structured Securities — The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of the underlying commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U. S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the two year period ended July 31, 2009, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Offering Costs — The Investment Adviser incurred offering costs on behalf of the Fund in an amount of $145,000. Such expenses were deferred and were fully amortized as of April 29, 2009.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through September 29, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

In accordance with FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Wholly-Owned Subsidiary	$9,991,789	—	$9,991,789	—
Commodity-Linked Securities	10,232,089	—	10,232,089	—
Short-Term Investments – Investment Company	25,237,171	$25,237,171	—	—
Total	$45,461,049	$25,237,171	$20,223,878	—

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of July 31, 2009 and it did not have a material impact on the Fund’s financial statements.

3. Investment Advisory/Administration and Sub-Advisory Agreements

The Investment Adviser provides investment advisory services to the Fund and the Subsidiary pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for the Fund expenses assumed by the Investment Adviser.

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

The fee is calculated at the annual rate of 0.80% of the Funds average daily net assets. There is no separate advisory fee charged to the Subsidiary.

Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser and Sub-Adviser provides services to the Fund and the Subsidiary. Pursuant to an (“Administration Agreement”), the Fund pays the Administrator an annual fee of 0.08% of the Fund’s average daily net assets. There is no separate administration fee charged to the Subsidiary.

The Investment Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund’s Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

The Investment Adviser has agreed to voluntarily cap the total annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and Morgan Stanley Services Company, Inc., the Fund’s Administrator, has agreed to waive the Fund’s administrative fees, to the extent such operating expenses exceed 1.25% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund on an annualized basis. This cap/waiver may be terminated at any time. Effective July 1, 2009, the Investment Adviser agreed to reduce the expense cap to 1.00%.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to each Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Fund.

The Investment Adviser has agreed to assume the total annual operating expenses of the Subsidiary.

4. Plan of Distribution

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Act with respect to its Class C, Class R and Class W shares and a Shareholder Services Plan with respect to its Class A, Class C, Class R and Class W shares (the “Plans”). Pursuant to the Plans each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00%, 0.50%, and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser, Sub-Adviser and Administrator.

The Distributor has informed the Fund that for the year ended July 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, and Class C shares of $(3,367) and

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

$10,776, respectively and received $40,860 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	218,913	$4,050,393	223,834	$7,298,463
Reinvestment of dividends	6,380	100,800	—	—
Redeemed	(135,897)	(2,533,229)	(9,250)	(300,665)
Net increase – Class A	89,396	1,617,964	214,584	6,997,798
CLASS C SHARES
Sold	34,318	746,919	181,071	5,824,480
Reinvestment of dividends	2,147	34,014	—	—
Redeemed	(77,181)	(1,495,339)	(7,666)	(252,959)
Net increase (decrease) – Class C	(40,716)	(714,406)	173,405	5,571,521
CLASS I SHARES
Sold	493,687	8,938,730	1,659,594	49,808,398
Reinvestment of dividends	50,557	798,801	—	—
Redeemed	(175,274)	(2,916,191)	—	—
Net increase – Class I	368,970	6,821,340	1,659,594	49,808,398
CLASS R SHARES
Sold	565	10,013	4,944	150,000
Reinvestment of dividends	105	1,653	—	—
Net increase – Class R	670	11,666	4,944	150,000
CLASS W SHARES@@@
Sold	—	9	3,187	100,000
Reinvestment of dividends	74	1,171	—	—
Net increase – Class W	74	1,180	3,187	100,000
Net increase in Fund	418,394	$7,737,744	2,055,714	$62,627,717

@@	Commencement of operations.
@@@	Shares first issued on June 3, 2008.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. For the year ended July 31, 2009, advisory fees paid were reduced by $22,877 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $306,852, for the year ended July 31, 2009. During the period ended July 31, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class aggregated $49,120,308 and $61,105,618, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2009 aggregated $56,276,873 and $39,484,607, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund maintains a Deferred Compensation Plan (the “DC Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the DC Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JULY 31, 2009	JULY 31, 2008
Ordinary income	$937,300	—

As of July 31, 2009, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward	(15,046,962)
Post-October losses	(5,237,999)
Temporary differences	(144)
Net unrealized depreciation	(4,743,242)
Total accumulated losses	$(25,028,347)

As of July 31, 2009, the Fund had a net capital loss carryforward of $15,046,962, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION

$898,803	July 31, 2016
14,148,159	July 31, 2017

As of July 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and tax adjustments relating to the wholly-owned subsidiary.

Permanent differences, primarily due to a net operating loss and nondeductible expenses, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2009:

ACCUMULATED	ACCUMULATED
NET INVESTMENT	NET REALIZED
LOSS	LOSS	PAID-IN-CAPITAL
$262,475	$(16)	$(262,459)

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional

Morgan Stanley Commodities Alpha Fund

Notes to Financial Statements - July 31, 2009 continued

special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

9. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of July 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by the nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley Commodities Alpha Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Class A Shares
Selected Per Share Data:

Net asset value, beginning of period	$29.55		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		0.10
Net realized and unrealized loss	(10.90)		(0.55)

Total loss from investment operations	(10.97)		(0.45)

Less dividends from net investment income	(0.39)		—

Net asset value, end of period	$18.19		$29.55

Total Return(2)	(36.93)%		(1.50	)%(7)

Ratios to Average Net Assets(3):
Total expenses	1.45	%(4)(6)	1.38	%(4)(8)
Net investment income (loss)	(0.41	)%(4)(6)	1.27	%(4)(8)
Rebate from Morgan Stanley affiliate	0.05%		0.00	%(5)(8)

Supplemental Data:
Net assets, end of period, in thousands	$5,528		$6,342
Portfolio turnover rate	225%		6	%(7)

@@	Commencement of operations.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	Amount is less than 0.005%.
(6)

If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 2.53% and (1.48)%, respectively.

(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Highlights continued

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Class C Shares
Selected Per Share Data:

Net asset value, beginning of period	$29.47		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.21)		0.04
Net realized and unrealized loss	(10.86)		(0.57)

Total loss from investment operations	(11.07)		(0.53)

Less dividends from net investment income	(0.25)		—

Net asset value, end of period	$18.15		$29.47

Total Return(2)	(37.47)%		(1.70	)%(7)

Ratios to Average Net Assets(3):
Total expenses	2.22	%(4)(6)	2.13	%(4)(8)
Net investment income (loss)	(1.17	)%(4)(6)	0.53	%(4)(8)
Rebate from Morgan Stanley affiliate	0.05%		0.00	%(5)(8)

Supplemental Data:
Net assets, end of period, in thousands	$2,408		$5,111
Portfolio turnover rate	225%		6	%(7)

@@	Commencement of operations.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	Amount is less than 0.005%.
(6)

If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 3.30% and (2.25)%, respectively.

(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Highlights continued

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Class I Shares
Selected Per Share Data:

Net asset value, beginning of period	$29.57		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		0.07
Net realized and unrealized loss	(10.91)		(0.50)

Total loss from investment operations	(10.94)		(0.43)

Less dividends from net investment income	(0.42)		—

Net asset value, end of period	$18.21		$29.57

Total Return(2)	(36.77)%		(1.47	)%(7)

Ratios to Average Net Assets(3):
Total expenses	1.22	%(4)(6)	1.19	%(4)(8)
Net investment income (loss)	(0.17	)%(4)(6)	0.88	%(4)(8)
Rebate from Morgan Stanley affiliate	0.05%		0.00	%(5)(8)

Supplemental Data:
Net assets, end of period, in thousands	$36,939		$49,066
Portfolio turnover rate	225%		6	%(7)

@@	Commencement of operations.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	Amount is less than 0.005%.
(6)

If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 2.30% and (1.25)%, respectively.

(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Highlights continued

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Class R Shares
Selected Per Share Data:

Net asset value, beginning of period	$29.53		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.12)		0.03
Net realized and unrealized loss	(10.90)		(0.50)

Total loss from investment operations	(11.02)		(0.47)

Less dividends from net investment income	(0.33)		—

Net asset value, end of period	$18.18		$29.53

Total Return(2)	(37.13)%		(1.57	)%(7)

Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)(6)	1.68	%(4)(8)
Net investment income (loss)	(0.67	)%(4)(6)	0.39	%(4)(8)
Rebate from Morgan Stanley affiliate	0.05%		0.00	%(5)(8)

Supplemental Data:
Net assets, end of period, in thousands	$102		$146
Portfolio turnover rate	225%		6	%(7)

@@	Commencement of operations.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	Amount is less than 0.005%.
(6)

If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 2.80% and (1.75)%, respectively.

(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Financial Highlights continued

			FOR THE PERIOD
	FOR THE YEAR		JUNE 03, 2008**
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Class W Shares
Selected Per Share Data:

Net asset value, beginning of period	$29.55		$31.38

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.09)		0.04
Net realized and unrealized loss	(10.90)		(1.87)

Total loss from investment operations	(10.99)		(1.83)

Less dividends from net investment income	(0.37)		—

Net asset value, end of period	$18.19		$29.55

Total Return(2)	(37.01)%		(5.83	)%(7)

Ratios to Average Net Assets(3):
Total expenses	1.57	%(4)(6)	1.50	%(4)(8)
Net investment income (loss)	(0.52	)%(4)(6)	0.77	%(4)(8)
Rebate from Morgan Stanley affiliate	0.05%		0.00	%(5)(8)

Supplemental Data:
Net assets, end of period, in thousands	$59		$94
Portfolio turnover rate	225%		6	%(7)

**	The date shares were first issued
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	Amount is less than 0.005%.
(6)

If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 2.65% and (1.60)%, respectively.

(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Commodities Alpha Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Commodities Alpha Fund (the “Fund”), one of the portfolios comprising Morgan Stanley Series Funds, including the portfolio of investments, as of July 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Commodities Alpha Fund as of July 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 29, 2009

Morgan Stanley Commodities Alpha Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401 (k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.  What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•           We collect information such as your name, address, e-mail address, phone number and account title.

•           We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Commodities Alpha Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•           We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•           We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

A. Information We Disclose to Other Morgan Stanley Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies arc developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they arc not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Commodities Alpha Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.  How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•   Calling us at 800.350.6414

Monday–Friday between 8 a.m. and 8 p.m. (ET)

•   Writing to us at the following address:

Morgan Stanley Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Morgan Stanley Commodities Alpha Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				170	Director of various business organizations.

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*

This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Commodities Alpha Fund

Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley
Commodities Alpha Fund (Cayman), Ltd.

Financial Statements with Report of

Independent Registered Public Accounting Firm

As of and for the Year Ended July 31, 2009

(Expressed in United States Dollars)

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Financial Statements with Report of Independent Registered Public Accounting Firm

As of and for the Year Ended July 31, 2009

Contents

Audited Financial Statements

Portfolio of Investments	43
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Notes to Financial Statements	48
Financial Highlights	57
Report of Independent Registered Public Accounting Firm	58

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Portfolio of Investments - July 31, 2009

PRINCIPAL
AMOUNT IN
THOUSANDS	DESCRIPTION	VALUE
	Short-Term Investment (95.2%)
	Repurchase Agreement
$9,509	State Street Bank and Trust Company 0.01% due August 03, 2009 (dated July 31, 2009; Proceeds $9,508,734) (a)	$9,508,726
	Total Investments (Cost $9,508,726)	9,508,726

	Other Assets in Excess of Liabilities	483,063
	Net Assets	$9,991,789

(a)	Collaterlized by Federal Home Loan Mortgage Corp. 5.00% due 02/16/17 valued at $9,700,763.

Total Return Swap Agreements Open at July 31, 2009:

	NOTIONAL	PAYMENTS		PAYMENTS
SWAP COUNTERPARTY &	AMOUNT	RECEIVED		MADE		TERMINATION	UNREALIZED
REFERENCE OBLIGATION	(000’S)	BY FUND		BY FUND		DATE	APPRECIATION
Goldman Sachs International Commodity Index	$19,327	Floating Rate 0.00%	#	Floating Rate 0.00%	##	08/05/09	$1,366,606

#	Floating rate represents Dow Jones-UBS Commodity Index Total Return.
##	Floating rate represents 3-month T-Bill Discount Auction Rate.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Portfolio of Investments - July 31, 2009 continued

Futures contracts open at July 31, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
7	Long	Aluminum HG Futures September 2009	$329,175	$35,213
7	Short	Aluminum HG Futures September 2009	(329,175)	(47,119)
3	Long	Copper LME Futures September 2009	429,113	27,788
3	Short	Copper LME Futures September 2009	(429,113)	(63,263)
1	Long	Lead Futures September 2009	46,725	6,050
1	Short	Lead Futures September 2009	(46,725)	(5,338)
1	Long	Nickel Futures September 2009	107,562	12,066
1	Short	Nickel Futures September 2009	(107,562)	(13,770)
2	Long	Zinc Futures September 2009	87,025	7,469
2	Short	Zinc Futures September 2009	(87,025)	(8,813)
42	Long	Zinc Futures November 2009	1,843,800	212,625
42	Short	Zinc Futures November 2009	(1,843,800)	(175,350)
		Net unrealized depreciation on futures contracts		$(12,442)

Under the futures agreements, $349,015 of the Fund’s cash has been pledged as collateral.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Investments in securities (cost $9,508,726)	$9,508,726
Unrealized appreciation on open swap agreements	1,366,606
Cash collateral on futures contracts due from broker	349,015
Total Assets	11,224,347
Liabilities:
Payable to bank	116
Cash Collateral on swap contracts due to broker	1,220,000
Variation margin on futures contracts	12,442
Total Liabilities	1,232,558
Net Assets	$9,991,789
Composition of Net Assets:
Paid-in-capital	$17,194,591
Net unrealized appreciation	1,353,884
Accumulated undistributed net investment income	54,876
Accumulated net realized loss	(8,611,562)
Net Assets	$9,991,789
Net Assets	$9,991,789
Shares Outstanding (5,000,000 shares authorized, $.01 par value)	1,288,579
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$7.75

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Financial Statements continued

Statement of Operations

For the year ended July 31, 2009

Net Investment Income:
Interest Income	$33,158
Expenses
Legal fee	44,980
Audit fee	15,600
Accounting fee	9,738
Custody fee	7,777
Total Expenses	78,095
Less: reimbursement of operating expenses	(78,095)
Net Expenses	—
Net Investment Income	33,158
Realized and Unrealized Gain (Loss):
Realized Loss on:
Swap contracts	(9,057,226)
Futures contracts	(150,704)
Net Realized Loss	(9,207,930)
Net Change in Unrealized Appreciation/Depreciation on:
Swaps	2,209,302
Futures contracts	(12,722)
Net Change in Unrealized Appreciation/Depreciation	2,196,580
Net Loss	(7,011,350)
Net Decrease	$(6,978,192)

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Financial Statements continued

Statements of Changes in Net Assets

		FOR THE PERIOD
	FOR THE YEAR	APRIL 30, 2008@@
	ENDED	THROUGH
	JULY 31, 2009	JULY 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$33,158	$21,718
Net realized gain (loss)	(9,207,930)	596,368
Net change in unrealized appreciation/depreciation	2,196,580	(842,696)
Net Decrease	(6,978,192)	(224,610)
Net increase from transactions in shares of beneficial interest	9,475,285	7,719,306
Net Increase	2,497,093	7,494,696
Net Assets:
Beginning of year	7,494,696	—
End of Period
(Including accumulated undistributed net investment income of $54,876 and $21,718, respectively)	$9,991,789	$7,494,696

@@  Commencement of operations.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund will invest primarily in commodity swaps, futures and option contracts, as well as fixed income securities. The Fund was organized on March 4, 2008 and commenced operations on April 30, 2008. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) and are expressed in United States Dollars.

The Fund’s Investment Adviser is Morgan Stanley Investment Advisers Inc. The Fund’s Sub-Adviser is Morgan Stanley Investment Management Limited.

As of July 31, 2009, 100% of the Fund was owned by Morgan Stanley Commodities Alpha Fund (the “Trust”), a separate non-diversified portfolio of the Morgan Stanley Series Funds.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Commodity swaps are marked to market daily based upon quotations from market makers; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the price is not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (3) futures are valued at the latest price published by the commodities exchange on which they trade; and (4) short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Interest income is accrued daily as earned.

C. Commodity-Linked Derivatives — The Fund invests a significant percentage of its assets in commodity swaps and other commodity-linked derivatives. Commodity-linked derivatives are derivative instruments, the value of which are derived or linked to the price movement of a physical commodity, commodity indexes or commodity contracts. Commodity-linked derivatives provide investors with exposure to the investment return of the commodities markets without investing directly in physical commodities. Physical commodities are tangible assets such as oil, gas, metal, livestock and agricultural products.

D. Swaps — A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument.

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

The Fund will usually enter into swaps, including commodity swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily as earned (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

Commodity and total rate of return swaps do not involve the delivery of commodities securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

E. Futures — A futures contract is an agreement to buy or sell a standard amount of a specified financial instrument at a fixed price at a fixed future date.

Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation/depreciation and recorded in the Statement of Assets and Liabilities. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movement in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments.

F. Money Market Securities — The Fund may invest in various money market securities to generate income to secure its margin obligations in connection with its transactions in commodity-linked derivatives, for cash management purposes or when assuming a temporary defensive position.

The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending, typically involve the acquisition of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a fund will sell back to the institution, and

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest as earned from the institution until the time when the repurchase is to occur.

G. Federal Income Tax Policy — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gain taxes. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision. The Fund follows the provisions of the Financial Accounting Standard Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the tax benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. Since the Fund does not have any potential exposure to Federal or State taxes, there would be no liabilities resulting from uncertain tax positions. Therefore, the adoption of FIN 48 did not have any impact on the Fund’s financial statements.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through September 29, 2009, the date of issuance of these financial statements.

2. Fair Value Measurements

In accordance with FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability, SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

	FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
			OTHER
		UNADJUSTED	SIGNIFICANT	SIGNIFICANT
		QUOTED	OBSERVABLE	UNOBSERVABLE
		PRICES	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Short-term investments	$9,508,726	$—	$9,508,726	$—
Futures contracts	301,211	301,211	—	—
Swap contracts	1,366,606	—	1,366,606	—
Total	$11,176,543	$301,211	$10,875,332	$—

Liabilities:
Futures contracts	$(313,653)	$(313,653)	$—	$—
Total	$(313,653)	$(313,653)	$—	$—

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

provisions of FSP 157-4 as of July 31, 2009 and it did not have a material impact on the Fund’s financial statements.

3. Derivative Financial Instruments

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund has used and their associated risks:

Futures  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Transactions in futures contracts for the year ended July 31, 2009, were as follows:

CONTRACTS
Futures contracts outstanding at beginning of the period	0
Futures contracts opened	1,130
Futures contracts closed	(1,018)
Futures contracts outstanding at July 31, 2009	112

Swaps  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments, cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

Transactions in swap contracts for the year ended July 31, 2009, were as follows:

NOTIONAL
AMOUNT
(000’s)

Swaps outstanding at beginning of the period	14,277
Swaps opened	1,201,007
Swaps closed	(1,195,957)
Swaps outstanding at July 31, 2009	19,327

The Fund adopted FASB Statement of Financial Accounting Standards No, 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31,2009.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Commodity Contract Risk	Variation margin	$301,211	Variation margin	$(313,653)
	Unrealized appreciation on open swap contracts	1,366,606	Unrealized depreciation on open swap contracts	—
		$1,667,817		$(313,653)

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended July 31, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS	TOTAL
Commodity Contract Risk	$(150,704)	$(9,057,226)	$(9,207,930)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS	TOTAL
Commodity Contract Risk	$(12,722)	$2,209,302	$2,196,580

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

4. Investment Advisory/Administration Agreements

The Investment Adviser provides investment advisory services to the Fund and the Trust pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Trust pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Trust, and for Trust expenses assumed by the Investment Adviser. There is no separate advisory fee charged to the Fund.

The administration services provided to the Fund and the Trust are provided by Morgan Stanley Services Company Inc. (“Administrator”), a wholly owned subsidiary of the Investment Adviser, pursuant to an administration agreement (“Administration Agreement”) entered into by the Fund, the Trust and the Administrator. There is no separate administration fee charged to the Fund.

Pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser and the Trustees of the Fund, to continuously furnish investment advice concerning investments and to manage the Fund and the Trust. As compensation for its service, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Trust.

The Investment Adviser has agreed to assume the total operating expenses of the Fund.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE PERIOD
	ENDED		APRIL 30, 2008@@
	JULY 31, 2009		THROUGH JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,186,069	$17,996,025	266,133	$7,984,000
Redeemed	(1,155,411)	(8,520,740)	(8,212)	(264,694)
Net increase in Fund	1,030,658	$9,475,285	257,921	$7,719,306

@@  Commencement of operations.

6. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of July 31, 2009. Although the adoption of SFAS 165 did not

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Notes to Financial Statements - July 31, 2009 continued

materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout the year:

			FOR THE PERIOD
	FOR THE YEAR		APRIL 30, 2008@@
	ENDED		THROUGH
	JULY 31, 2009		JULY 31, 2008

Selected Per Share Data:
Net asset value, beginning of year	$29.06		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.03		0.08
Net realized and unrealized loss	(21.34)		(1.02)
Total loss from investment operations	(21.31)		(0.94)
Net asset value, end of period	$7.75		$29.06
Total Return	(73.33)%		(3.13	)%(3)
Ratios to Average Net Assets:
Total expenses	0.00	%(2)	0.00	%(4)
Net investment income	0.44%		1.02	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$9,992		$7,495

@@	Commencement of operations.
(1)	The per share amounts were computed using an average number of shares outstanding during the year.
(2)	Total expenses to Average Net Assets before reimbursement 1.04%
(3)	Not annualized.
(4)	Annualized.

See Notes to Financial Statements

Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of
Morgan Stanley Commodities Alpha Fund (Cayman), Ltd.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Commodities Alpha Fund (Cayman), Ltd. (the “Fund”), including the portfolio of investments, as of July 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Commodities Alpha Fund (Cayman), Ltd. as of July 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 29, 2009

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Randy Takian

President and Principal Executive Officer

Kevin Klingert

Vice President

Carsten Otto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Chief Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Morgan Stanley Trust

Harborside Financial Center, Plaza Two

Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited

25 Cabot Square, Canary Wharf

London E14 4QA England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT

MORGAN STANLEY SERIES FUNDS

Morgan Stanley

Commodities Alpha Fund

Annual Report

July 31, 2009

COAANN

IU09-04053P-Y07/09

MORGAN STANLEY SERIES FUNDS

MORGAN STANLEY COMMODITIES ALPHA FUND

PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") relates to the shares of beneficial interest ("shares") of Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds (the "Trust"), to be issued pursuant to an Agreement and Plan of Reorganization, dated [•], 2009, between Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource"), and the Trust, on behalf of Commodities Alpha, pursuant to which substantially all the assets of Natural Resource will be transferred to Commodities Alpha in exchange for shares of Commodities Alpha (the "Reorganization") and Natural Resource will be dissolved.

This SAI does not constitute a prospectus. This SAI does not include all information that a stockholder of Natural Resource ("Stockholder") should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated November [•], 2009. A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 869-NEWS (toll-free). Please retain this document for future reference.

Commodities Alpha and Natural Resource are each referred to herein as a "Fund" and, together, the "Funds."

The date of this SAI is November [•], 2009.

Table of Contents	Page
Introduction	B-2

Additional Information About Commodities Alpha and Natural Resource	B-2

Financial Statements	B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated November [•], 2009 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the Stockholders of Natural Resource in connection with the solicitation of proxies by the Board of Directors of Natural Resource (the "Board") to be voted at the Special Meeting of Stockholders of Natural Resource to be held on January 12, 2010. The Statement of Additional Information of Commodities Alpha, dated November 28, 2008, and the Statement of Additional Information of Natural Resource, dated June 30, 2009, accompany, and are incorporated by reference in, this SAI.

ADDITIONAL INFORMATION ABOUT COMMODITIES ALPHA AND NATURAL RESOURCE

Fund History

For additional information about Commodities Alpha's and Natural Resource's history, see "Fund History" in each Fund's Statement of Additional Information.

Investment Objectives and Policies

For additional information about Commodities Alpha's and Natural Resource's investment objectives and policies, see "Description of the Fund and its Investments and Risks — Classification; Investment Strategies and Risks; Fund Policies/Investment Restrictions" in each Fund's Statement of Additional Information.

Portfolio Holdings

For additional information about Commodities Alpha's and Natural Resource's policies and procedures with respect to the disclosure of their portfolio securities to any person, see "Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings" in each Fund's Statement of Additional Information.

Management

For additional information about the Board of Directors or Trustees, as applicable, officers and management personnel of Commodities Alpha and Natural Resource, see "Management of the Fund" and "Investment Advisory and Other Services" in each Fund's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Commodities Alpha's and Natural Resource's investment adviser and sub-adviser, Commodities Alpha's and Natural Resource's independent registered public accounting firm and other services provided to Commodities Alpha and Natural Resource, see "Investment Advisory and Other Services" in each Fund's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Commodities Alpha and Natural Resource, Commodities Alpha's and Natural Resource's investment adviser and Commodities Alpha's and Natural Resource's distributor, see "Investment Advisory and Other Services — Codes of Ethics" in each Fund's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Commodities Alpha and Natural Resource, see "Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record" in each Fund's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Commodities Alpha and Natural Resource, their compensation structure and their holdings in Commodities

Alpha and Natural Resource, see "Investment Advisory and Other Services — Fund Management" in each Fund's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in each Fund's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Commodities Alpha and Natural Resource, see "Capital Stock and Other Securities" in each Fund's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Commodities Alpha's and Natural Resource's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in each Fund's Statement of Additional Information. The Class B shares of Commodities Alpha created in conjunction with the Reorganization will have the same characteristics as the Class B shares of Natural Resource, except that after the Reorganization and distribution of Commodities Alpha Shares to Stockholders, Commodities Alpha Class B will be closed to all new investments and exchanges.

Dividends, Distributions and Tax Status

For additional information about Commodities Alpha's and Natural Resource's policies regarding dividends and distributions and tax matters affecting Commodities Alpha and Natural Resource and their shareholders, see "Taxation of the Fund and Shareholders" in each Fund's Statement of Additional Information.

Distribution of Shares

For additional information about Commodities Alpha's and Natural Resource's distributor and the distribution agreement between Commodities Alpha and Natural Resource and their distributor, see "Investment Advisory and Other Services" in each Fund's Statement of Additional Information.

Performance Data

For additional information about Commodities Alpha's and Natural Resource's performance, see "Performance Data" in each Fund's Statement of Additional Information.

FINANCIAL STATEMENTS

1.  Commodities Alpha's and Natural Resource's most recent audited financial statements are set forth in Commodities Alpha's Annual Report for the fiscal year ended July 31, 2009, and Natural Resource's Annual Report for the fiscal year ended February 28, 2009, respectively. Natural Resource's most recent financial statements (unaudited) are set forth in its Semi-Annual Report for the six month period ended August 31, 2009. A copy of each report is incorporated by reference in the Proxy Statement and Prospectus. In addition, a copy of Commodities Alpha's Annual Report for the fiscal year ended July 31, 2009 accompanies the Proxy Statement and Prospectus.

2.  Shown below are Financial Statements for Commodities Alpha and Natural Resource and Pro Forma Financial Statements for the Combined Fund as of July 31, 2009, as though the reorganization occurred as of that date. The first table presents the Portfolio of Investments (unaudited) for Commodities Alpha and Natural Resource and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for Commodities Alpha and Natural Resource and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for Commodities Alpha and Natural Resource and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Commodities Alpha Fund
Pro Forma Portfolio of Investments
as of July 31, 2009 (Unaudited)

	Morgan Stanley Commodities Alpha Fund		Morgan Stanley Natural Resource Development Sec. Inc.		Adjustments (1)		Combined
	PRINCIPAL AMOUNT IN THOUSANDS	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	PRINCIPAL AMOUNT IN THOUSANDS	VALUE
Commodity Linked Securities (6.8%)
Cargill Commodity Linked Note (a) (Cost $7,154,443, $0 and $7,154,443, respectively)	7,154	$10,232,089	—	$—	—	$—	7,154	$10,232,089
	NUMBER OF SHARES						NUMBER OF SHARES
Wholly-Owned Subsidiary (6.6%)
Morgan Stanley Commodities Alpha Fund (Cayman), Ltd (b) (Cost $7,618,238, $0 and $7,618,238, respectively)	1,288,579	9,991,789	—	—	—	—	1,288,579	9,991,789
Common Stocks (0.0%)
Basic Energy (0.0%)
Gas Distributors (0.0%)
Spectra Energy Corp.	—	—	153,525	2,818,719	(153,525)	(2,818,719)	—	—
Integrated Oil (0.0%)
Chevron Corp.	—	—	102,135	7,095,318	(102,135)	(7,095,318)	—	—
ConocoPhillips	—	—	78,615	3,436,262	(78,615)	(3,436,262)	—	—
Exxon Mobil Corp.	—	—	125,769	8,852,880	(125,769)	(8,852,880)	—	—
		—		19,384,460		(19,384,460)		—
Oil & Gas Pipelines (0.0%)
El Paso Corp.	—	—	275,365	2,770,172	(275,365)	(2,770,172)	—	—
Williams Companies, Inc. (The)	—	—	188,136	3,139,990	(188,136)	(3,139,990)	—	—
		—		5,910,162		(5,910,162)		—
Oil & Gas Production (0.0%)
Anadarko Petroleum Corp.	—	—	40,278	1,941,400	(40,278)	(1,941,400)	—	—
Apache Corp.	—	—	32,230	2,705,709	(32,230)	(2,705,709)	—	—
Canadian Natural Resources Ltd. (Canada)	—	—	45,440	2,744,122	(45,440)	(2,744,122)	—	—
Chesapeake Energy Corp.	—	—	33,412	716,353	(33,412)	(716,353)	—	—
Devon Energy Corp.	—	—	44,244	2,570,134	(44,244)	(2,570,134)	—	—
EnCana Corp. (Canada)	—	—	68,936	3,698,416	(68,936)	(3,698,416)	—	—
EOG Resources, Inc.	—	—	20,889	1,546,413	(20,889)	(1,546,413)	—	—
Nexen Inc.	—	—	20,102	418,323	(20,102)	(418,323)	—	—
Noble Energy, Inc.	—	—	6,279	383,772	(6,279)	(383,772)	—	—
Occidental Petroleum Corp.	—	—	91,276	6,511,630	(91,276)	(6,511,630)	—	—
Petrohawk Energy Corp. (c)	—	—	6,330	153,692	(6,330)	(153,692)	—	—
Range Resources Corp.	—	—	2,524	117,139	(2,524)	(117,139)	—	—
Southwestern Energy Co. (c)	—	—	26,989	1,118,154	(26,989)	(1,118,154)	—	—
Talisman Energy, Inc. (Canada)	—	—	30,294	466,225	(30,294)	(466,225)	—	—
Ultra Petroleum Corp. (Canada) (c)	—	—	1,410	62,209	(1,410)	(62,209)	—	—
XTO Energy Inc.	—	—	42,938	1,727,396	(42,938)	(1,727,396)	—	—
		—		26,881,087		(26,881,087)		—
Total Basic Energy				54,994,428		(54,994,428)
Energy Development & Technology (0.0%)
Contract Drilling (0.0%)
Diamond Offshore Drilling, Inc.	—	—	11,519	1,035,213	(11,519)	(1,035,213)	—	—
ENSCO International Inc.	—	—	13,995	530,271	(13,995)	(530,271)	—	—
Helmerich & Payne, Inc.	—	—	7,825	268,867	(7,825)	(268,867)	—	—

Morgan Stanley Commodities Alpha Fund
Pro Forma Portfolio of Investments
As of July 31, 2009 (Unaudited) (continued)

	Morgan Stanley Commodities Alpha Fund		Morgan Stanley Natural Resource Development Sec. Inc.		Adjustments (1)		Combined
	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Nabors Industries, Ltd. (Bermuda) (c)	—	$—	8,456	$143,921	(8,456)	$(143,921)	—	$—
Noble Corp. (Cayman Islands)	—	—	33,263	1,126,285	(33,263)	(1,126,285)	—	—
Transcocean, Ltd. (c)	—	—	29,539	2,353,963	(29,539)	(2,353,963)	—	—
		—		5,458,520		(5,458,520)		—
Oil Refining/Marketing (0.0%)
Frontier Oil Corp.	—	—	35,994	500,317	(35,994)	(500,317)	—	—
Holly Corp.	—	—	17,789	378,372	(17,789)	(378,372)	—	—
Sunoco, Inc.	—	—	40,920	1,010,315	(40,920)	(1,010,315)	—	—
Tesoro Corp.	—	—	36,013	471,410	(36,013)	(471,410)	—	—
Valero Energy Corp.	—	—	114,715	2,064,870	(114,715)	(2,064,870)	—	—
		—		4,425,284		(4,425,284)		—
Oil Field Services/Equipment (0.0%)
Baker Hughes Inc.	—	—	30,458	1,233,549	(30,458)	(1,233,549)	—	—
Halliburton Co.	—	—	93,240	2,059,672	(93,240)	(2,059,672)	—	—
National-Oilwell Varco, Inc. (c)	—	—	35,846	1,288,305	(35,846)	(1,288,305)	—	—
Schlumberger Ltd. (Netherlands Antilles)	—	—	120,773	6,461,355	(120,773)	(6,461,355)	—	—
Smith International, Inc.	—	—	15,572	391,324	(15,572)	(391,324)	—	—
Weatherford International Ltd. (c)	—	—	70,621	1,324,850	(70,621)	(1,324,850)	—	—
		—		12,759,055		(12,759,055)		—
Total Energy Development & Technology				22,642,859		(22,642,859)
Metal & Basic Materials (0.0%)
Aluminum (0.0%)
Alcoa, Inc.	—	—	106,784	1,255,780	(106,784)	(1,255,780)	—	—
Chemicals: Agricultural (0.0%)
Monsanto Co.	—	—	19,654	1,650,936	(19,654)	(1,650,936)	—	—
Coal (0.0%)
Alpha Natural Resources, Inc. (c)	—	—	27,867	928,250	(27,867)	(928,250)	—	—
Arch Coal, Inc.	—	—	51,374	894,421	(51,374)	(894,421)	—	—
CONSOL Energy, Inc.	—	—	42,077	1,494,996	(42,077)	(1,494,996)	—	—
Foundation Coal Holdings, Inc.	—	—	14,310	514,158	(14,310)	(514,158)	—	—
Massey Energy Co.	—	—	32,505	864,633	(32,505)	(864,633)	—	—
Patriot Coal Corp. (c)	—	—	100,872	844,299	(100,872)	(844,299)	—	—
Peabody Energy Corp.	—	—	71,867	2,379,516	(71,867)	(2,379,516)	—	—
		—		7,920,273		(7,920,273)		—
Construction Materials (0.0%)
Vulcan Materials Co.	—	—	13,171	625,359	(13,171)	(625,359)	—	—
Containers/Packaging (0.0%)
Ball Corp.	—	—	15,243	737,151	(15,243)	(737,151)	—	—
Crown Holdings, Inc. (c)	—	—	18,862	473,436	(18,862)	(473,436)	—	—
Owens-Illinois, Inc. (c)	—	—	9,079	308,141	(9,079)	(308,141)	—	—
Pactiv Corp. (c)	—	—	7,515	189,228	(7,515)	(189,228)	—	—
Sonoco Products Co.	—	—	1,256	33,259	(1,256)	(33,259)	—	—
		—		1,741,215		(1,741,215)		—
Forest Products (0.0%)
Weyerhaeuser Co.	—	—	28,131	985,710	(28,131)	(985,710)	—	—
Other Metals/Minerals (0.0%)
Cameco Corporation (Canada)	—	—	22,442	620,521	(22,442)	(620,521)	—	—

Morgan Stanley Commodities Alpha Fund
Pro Forma Portfolio of Investments
As of July 31, 2009 (Unaudited) (continued)

	Morgan Stanley Commodities Alpha Fund		Morgan Stanley Natural Resource Development Sec. Inc.		Adjustments (1)		Combined
	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Denison Mines Corp. (c)	—	$—	55,003	$94,458	(55,003)	$(94,458)	—	$—
		—		714,979		(714,979)		—
Precious Metals (0.0%)
Agnico-Eagle Mines Ltd. (Canada)	—	—	8,166	478,119	(8,166)	(478,119)	—	—
Barrick Gold Corp. (Canada)	—	—	82,703	2,886,335	(82,703)	(2,886,335)	—	—
Freeport-McMoRan Copper & Gold, Inc.	—	—	42,236	2,546,831	(42,236)	(2,546,831)	—	—
Goldcorp Inc. (Canada)	—	—	65,154	2,455,654	(65,154)	(2,455,654)	—	—
Kinross Gold Corp. (Canada)	—	—	52,134	1,023,912	(52,134)	(1,023,912)	—	—
Newmont Mining Corp.	—	—	44,741	1,850,040	(44,741)	(1,850,040)	—	—
Yamana Gold Inc. (Canada)	—	—	16,694	158,426	(16,694)	(158,426)	—	—
		—		11,399,317		(11,399,317)		—
Pulp & Paper (0.0%)
International Paper Co.	—	—	83,091	1,562,942	(83,091)	(1,562,942)	—	—
Total Metal & Basic Materials		—		27,856,511		(27,856,511)		—
Total Common Stocks (Cost $0, $80,994,986 and $0, respectively)		—		105,493,798		(105,493,798)		—
	NUMBER OF SHARES (000)		NUMBER OF SHARES (000)		NUMBER OF SHARES (000)		NUMBER OF SHARES (000)
Short-Term Investments (17.0%)
Investment Company (d)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $25,237,171, $320,683 and $25,557,854, respectively)	25,237	25,237,171	321	320,683	—	—	25,558	25,557,854
Total Investments (30.4%) (Cost $40,009,852, $81,315,669 and $40,330,535, respectively)		45,461,049		105,814,481		(105,493,798)		45,781,732
Other Assets in Excess of Liabilities (69.6%)		(424,075)		(165,157)		105,367,798		104,778,566
Net Assets (100.0%)		$45,036,974		$105,649,324		$(126,000)		$150,560,298

(1) Individual security adjustments reflect estimated sales from Natural Resource Development Securities Inc. in order to align holdings with Commodities Alpha Fund's investment objective prior to the reorganization.

(a) Security with expiration date of 01/05/2010 is linked to the Dow Jones-UBS Commodity Index Total Return. The index is currently comprised of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.

(b) Investment in wholly-owned subsidiary.

(c) Non-income producing security.

(d) The Funds invest in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class, an open-end management investment company managed by the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Funds are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class with respect to assets invested invested by the Funds in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

See notes to pro-forma financial statements.

Morgan Stanley Commodities Alpha Fund
Pro-Forma Financial Statements

Statement of Assets And Liabilities

July 31, 2009 (unaudited)

	Morgan Stanley Commodities Alpha Fund	Morgan Stanley Natural Resource Development Securities Inc.	Pro-Forma Adjustments		Combined
Assets:
Investments in securities, at value (cost $7,154,443, $80,994,986, and $7,154,443 respectively)	$10,232,089	$105,493,798	$(105,493,798	)(1)	$10,232,089
Investment in affiliate, at value (cost $25,237,171, $320,683, and $25,557,854 respectively)	25,237,171	320,683	—		25,557,854
Wholly-owned subsidiary (cost $7,618,238)	9,991,789	—	—		9,991,789
Receivable for:
Securities sold	—	—	105,493,798	(1)	105,493,798
Dividends	—	70,797	—		70,797
Shares of beneficial interest sold	32,587	13,042	—		45,629
Interest	23,509	46	—		23,555
Foreign withholding taxes reclaimed	—	7,201	—		7,201
Dividends from affiliate	4,870	—	—		4,870
Prepaid expenses and other assets	11,510	25,760	—		37,270
Total Assets	45,533,525	105,931,327	—		151,464,852
Liabilities:
Payable for:
Shares of beneficial interest redeemed	419,515	38,016	—		457,531
Investment advisory fee	395	45,975	—		46,370
Distribution fee	3,059	35,407	—		38,466
Administration fee	2,884	6,758	—		9,642
Transfer agent fee	1,313	20,981	—		22,294
Accrued expenses and other payables	69,385	134,866	126,000	(2)	330,251
Total Liabilities	496,551	282,003	126,000		904,554
Net Assets	$45,036,974	$105,649,324	$(126,000)		$150,560,298
Composition of Net Assets:
Paid-in-capital	$70,065,321	$101,640,122	$—		$171,705,443
Net unrealized appreciation	5,451,197	24,498,812	(24,498,812	)(1)	5,451,197
Accumulated undistributed net investment income (loss)	(618,230)	27,994	(126,000	)(2)	(716,236)
Accumulated net realized loss	(29,861,314)	(20,517,604)	24,498,812	(1)	(25,880,106)
Net Assets	$45,036,974	$105,649,324	$(126,000)		$150,560,298
Class A Shares:
Net Assets	$5,528,370	$75,357,471	$(89,873	)(2)	$80,795,968
Shares Outstanding (unlimited authorized, $.01 par value)	303,980	6,373,814	(2,231,017	)(3)	4,446,777
Net Asset Value Per Share	$18.19	$11.82			$18.17
Maximum Offering Price Per Share, (net asset value plus 4.99% of net asset value)	$19.10	$12.48			$15.37
Class B Shares:
Net Assets		$17,710,771	$(21,123	)(2)	$17,689,648
Shares Outstanding (unlimited authorized, $.01 par value)		1,788,869	(813,069	)(3)	975,800
Net Asset Value Per Share	$18.15 (4)	$9.90			$18.13
Class C Shares:
Net Assets	$2,408,437	$7,563,338	$(9,020	)(2)	$9,962,755
Shares Outstanding (unlimited authorized, $.01 par value)	132,689	767,204	(350,491	)(3)	549,402
Net Asset Value Per Share	$18.15	$9.86			$18.13
Class I Shares:
Net Assets	$36,938,784	$5,017,744	$(5,984	)(2)	$41,950,544
Shares Outstanding (unlimited authorized, $.01 par value)	2,028,564	408,465	(132,916	)(3)	2,304,113
Net Asset Value Per Share	$18.21	$12.28			$18.21
Class R Shares:
Net Assets	$102,073				$102,073
Shares Outstanding (unlimited authorized, $.01 par value)	5,614				5,614
Net Asset Value Per Share	$18.18				$18.18
Class W Shares:
Net Assets	$59,310				$59,310
Shares Outstanding (unlimited authorized, $.01 par value)	3,261				3,261
Net Asset Value Per Share	$18.19				$18.19

(1) Represents estimated sales from Natural Resource Development Securities Inc. in order to realign holdings with Commodities Alpha Fund's investment objective prior to the reorganization

(2) Represents a non-recurring cost in connection with the reorganization which will be borne by Natural Resource Development Securities Inc.

(3) Represents the difference between total additional shares to be issued (see Note 2) and current Natural Resource Development Securities Inc. shares outstanding

(4) Commodities Alpha Fund Class B shares will be issued to Natural Resource Development Securities Inc.'s Class B Stockholders at Commodities Alpha Fund's Class C NAV

See notes to pro-forma financial statements.

Morgan Stanley Commodities Alpha Fund

Pro-Forma Financial Statements

Statement of Operations

For the Twelve Months Ended July 31, 2009 (unaudited)

	Morgan Stanley Commodities Alpha Fund
	7/31/09	Adjustments		Adjusted 7/31/09	Morgan Stanley Natural Resource Dev	Pro-Forma Adjustments		Combined
Net Investment Income:
Income
Dividends (net of $32,285 foreign withholding tax)	$—	$—		$—	$2,064,136	$—		$2,064,136
Dividends from affiliate	306,852	—		306,852	482	—		307,334
Interest	139,016	—		139,016	—	—		139,016
Total Income	445,868	—		445,868	2,064,618	—		2,510,486
Expenses
Investment advisory fee	341,422	(128,033	)(1)	213,389	617,817	(51,011	)(1)	780,195
Distribution fee (Class A shares)	10,678	742	(2)	11,420	192,970	—		204,390
Distribution fee (Class B shares)	—	—		—	228,690	—		228,690
Distribution fee (Class C shares)	28,302	—		28,302	82,221	—		110,523
Distribution fee (Class R shares)	465	—		465	—	—		465
Distribution fee (Class W shares)	210	—		210	—	—		210
Offering costs	108,059	(108,059	)(3)	0	—	—		-0-
Transfer agent fees and expenses	4,543	—		4,543	233,805	—		238,348
Professional fees	327,764	(205,815	)(3)	121,949	83,066	(77,251	)(5)	127,764
Administration fee	34,142	—		34,142	90,689	—		124,831
Shareholder reports and notices	61,297	—		61,297	78,631	(31,452	)(5)	108,476
Registration fees	75,173	—		75,173	49,242	(19,697	)(5)	104,718
Custodian fees	11,848	—		11,848	12,283	—		24,131
Trustees' fees and expenses	1,293	—		1,293	9,184	—		10,477
Other	15,115	—		15,115	23,129	—		38,244
Total Expenses	1,020,311	(441,165)		579,146	1,701,727	(179,411)		2,101,462
Less: amounts waived/reimbursed	(436,552)	348,467	(4)	(88,085)	—	88,085	(6)	-0-
Less: rebate from Morgan Stanley affiliated cash sweep	(22,877)	—		(22,877)	(6,248)	29,125	(7)	0
Net Expenses	560,882	(92,698)		468,184	1,695,479	(62,201)		2,101,462
Net Investment Income (Loss)	(115,014)	92,698		(22,316)	369,139	62,201		409,024
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	—		—	(20,579,576)	24,498,812	(8)	3,919,236
Commodity-linked notes	(19,380,341)	—		(19,380,341)	—	—		(19,380,341)
Wholly-owned subsidiary	(9,600,488)	—		(9,600,488)	—	—		(9,600,488)
Foreign exchange transactions	—	—		—	(8,968)	—		(8,968)
Net Realized Gain (Loss)	(28,980,829)	—		(28,980,829)	(20,588,544)	24,498,812		(25,070,561)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	—		—	(55,000,971)	(24,498,812	)(8)	(79,499,783)
Commodity-linked notes	3,956,821	—		3,956,821	—	—		3,956,821
Wholly-owned subsidiary	2,616,495	—		2,616,495	—	—		2,616,495
Net Change in Unrealized Appreciation/Depreciation	6,573,316	—		6,573,316	(55,000,971)	(24,498,812)		(72,926,467)
Net Gain (Loss)	(22,407,513)	—		(22,407,513)	(75,589,515)	—		(97,997,028)
Net Increase (Decrease)	$(22,522,527)	$92,698		$(22,429,829)	$(75,220,376)	$62,201		$(97,588,004)

(1) Reflects adjustment to investment management fees based on Morgan Stanley Commodities Alpha Fund's fee schedule as of October 1, 2009

(2) Adjustment to reflect contractual distribution fee

(3) Represents a non-recurring cost

(4) Reflects adjustment of expense waiver due to reduced expenses and new expense cap as of July 1, 2009

(5) Reflects elimination of duplicate services or fees

(6) Reflects elimination of expense waiver due to the reduced combined fund's expense ratio

(7) The fund does not intend to invest in Morgan Stanley Liquidity Fund subsequent to the merger date

(8) Represents gain from estimated sales from Natural Resource Development Securities Inc. in order to realign holdings with Commodities Alpha Fund's investment objective prior to the reorganization

See notes to pro-forma financial statements.

Morgan Stanley Commodities Alpha Fund
Notes to Pro Forma Financial Statements
(unaudited)

1.  Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at July 31, 2009 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended July 31, 2009, reflect the accounts of Morgan Stanley Commodities Alpha Fund ("Commodities Alpha") and Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Natural Resource in exchange for shares in Commodities Alpha. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.  Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Commodities Alpha which would have been issued on July 31, 2009 in connection with the proposed reorganization. Stockholders of Natural Resource would become shareholders of Commodities Alpha receiving shares of the corresponding class of Commodities Alpha equal to the value of their holdings in Natural Resource. The amount of additional shares assumed to be issued was calculated based on the July 31, 2009 net assets of Natural Resource and the net asset value per share of Commodities Alpha as follows:

	Class A	Class B(1)	Class C	Class I
Natural Resource pre-merger shares	6,373,814	1,788,869	767,204	408,465
Natural Resource net assets	$75,357,471	$17,710,771	$7,563,338	$5,017,744
Net asset value per share — Commodities Alpha	$18.19	$18.15	$18.15	$18.21
Commodities Alpha merger shares issued	4,142,797	975,800	416,713	275,549
Difference between total additional shares to be issued and pre-merger Natural Resource shares outstanding	(2,231,017)	(813,069)	(350,491)	(132,916)

(1) Class B shares will be issued at NAV of Commodities Alpha Class C shares.

3.  Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined fund are based on the fee schedule in effect for Commodities Alpha at the combined level of average net assets for the twelve months ended July 31, 2009.

4.  Accounting Policies — The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Commodity-linked notes are marked-to-market daily based upon quotations from market makers; (2) the value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio of investments; (3) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (7) when market quotations are not readily available, including circumstances under which the Investment Adviser or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (8) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Federal Income Tax Policy — It is Commodities Alpha's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Commodities Alpha files tax returns with the U. S. Internal Revenue Service, New York State and New York City. Commodities Alpha follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, Commodities Alpha recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the two-year period ended July 31, 2009, remains subject to examination by taxing authorities.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

C. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

5.  Fair Value Measurements — Commodities Alpha adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective April 30, 2008. In accordance with SFAS 157, fair value is defined as the price that Commodities Alpha would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of Commodities Alpha's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2009 in valuing Commodities Alpha's investments carried at value, subsequent to the merger:

	Fair Value Measurements at July 31, 2009 Using
Investment Type	Total	Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Wholly-Owned Subsidiary	$9,991,789	$—	$9,991,789	—
Commodity-Linked Securities	10,232,089	—	10,232,089	—
Short-Term Investments — Investment Company	25,557,854	25,557,854	—	—
Total	$45,781,732	$25,557,854	$20,223,878	—

October 5, 2009

Supplement

SUPPLEMENT DATED OCTOBER 5, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SERIES FUNDS — MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

Effective October 1, 2009, the Board of Trustees approved a decrease in the Fund’s advisory fee from 0.80% of the Fund’s average daily net assets to 0.50% of the Fund’s average daily net assets. In connection with such change, the third sentence of the section entitled “Investment Advisory and Other Services — Investment Adviser, Sub-Adviser and Administrator” is hereby deleted and replaced with the following:

Effective October 1, 2009, the fee is calculated at the annual rate of 0.50% of the Fund’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

March 18, 2009
Morgan Stanley	Supplement

SUPPLEMENT DATED MARCH 18, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Alternative Opportunities Fund, dated November 28, 2008
Morgan Stanley Balanced Fund, dated May 30, 2008
Morgan Stanley California Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Capital Opportunities Trust, dated March 31, 2008
Morgan Stanley Commodities Alpha Fund, dated May 30, 2008
Morgan Stanley Convertible Securities Trust, dated January 30, 2009
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2008
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 31, 2008
Morgan Stanley European Equity Fund Inc., dated February 27, 2009
Morgan Stanley Flexible Income Trust, dated February 27, 2009
Morgan Stanley Focus Growth Fund, dated April 30, 2008
Morgan Stanley Fundamental Value Fund, dated January 30, 2009
Morgan Stanley FX Alpha Plus Strategy Portfolio, dated February 27, 2009
Morgan Stanley FX Alpha Strategy Portfolio, dated February 27, 2009
Morgan Stanley Global Advantage Fund, dated September 30, 2008
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2008
Morgan Stanley Global Infrastructure Fund, dated November 3, 2008
Morgan Stanley Health Sciences Trust, dated November 28, 2008
Morgan Stanley High Yield Securities Inc., dated December 31, 2008
Morgan Stanley Income Trust, dated December 31, 2008
Morgan Stanley International Fund, dated February 27, 2009
Morgan Stanley International Value Equity Fund, dated December 31, 2008
Morgan Stanley Mid Cap Growth Fund, dated January 30, 2009
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2008
Morgan Stanley Mortgage Securities Trust, dated February 27, 2009
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2008
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Pacific Growth Fund Inc., dated February 27, 2009
Morgan Stanley Real Estate Fund, dated March 31, 2008
Morgan Stanley S&P 500 Index Fund, dated December 31, 2008
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2008
Morgan Stanley Special Growth Fund, dated June 30, 2008
Morgan Stanley Special Value Fund, dated November 28, 2008
Morgan Stanley Strategist Fund, dated November 28, 2008
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2008
Morgan Stanley Technology Fund, dated July 31, 2008
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2008
Morgan Stanley U.S. Multi-Cap Alpha Fund, dated September 30, 2008
Morgan Stanley Value Fund, dated January 30, 2009
(Collectively, the “Funds”)

In each Fund’s Statement of Additional Information in the second paragraph of the section entitled “V. Investment Advisory and Other Services — J. Revenue Sharing,” which describes the payments made to Morgan Stanley & Co. subsection (3) is hereby deleted and replaced with the following:

(3)  On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•  a gross sales credit of 0.25% of the amount sold and up to 0.15% of the total average monthly net asset value of such shares; or

•  an ongoing annual fee in an amount up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 15, 2008
Morgan Stanley	Supplement

SUPPLEMENT DATED DECEMBER 15, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Alternative Opportunities Fund, dated August 1, 2008
Morgan Stanley California Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Capital Opportunities Trust, dated March 31, 2008
Morgan Stanley Commodities Alpha Fund, dated May 30, 2008
Morgan Stanley Convertible Securities Trust, dated January 31, 2008
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2008
Morgan Stanley Equally-Weighted S&P 500 Fund, dated March 31, 2008
Morgan Stanley European Equity Fund Inc., dated February 29, 2008
Morgan Stanley Flexible Income Trust, dated February 29, 2008
Morgan Stanley Focus Growth Fund, dated April 30, 2008
Morgan Stanley Fundamental Value Fund, dated January 31, 2008
Morgan Stanley FX Alpha Plus Strategy Portfolio, dated February 29, 2008
Morgan Stanley FX Alpha Strategy Portfolio, dated February 29, 2008
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2008
Morgan Stanley Global Infrastructure Fund, dated November 3, 2008
Morgan Stanley Health Sciences Trust, dated November 28, 2008
Morgan Stanley High Yield Securities Inc., dated December 31, 2008
Morgan Stanley Income Trust, dated December 31, 2007
Morgan Stanley International Fund, dated February 29, 2008
Morgan Stanley International Value Equity Fund, dated December 31, 2007
Morgan Stanley Mid Cap Growth Fund, dated January 31, 2008
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2007
Morgan Stanley Mortgage Securities Trust, dated February 29, 2008
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2008
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Pacific Growth Fund Inc., dated February 29, 2008
Morgan Stanley Real Estate Fund, dated March 31, 2008
Morgan Stanley S&P 500 Index Fund, dated December 31, 2007
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2008
Morgan Stanley Special Growth Fund, dated June 30, 2008
Morgan Stanley Special Value Fund, dated November 28, 2008
Morgan Stanley Strategist Fund, dated November 28, 2008
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2008
Morgan Stanley Technology Fund, dated July 31, 2008
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2008
Morgan Stanley U.S. Multi-Cap Alpha Fund, dated September 30, 2008
Morgan Stanley Value Fund, dated January 31, 2008
(Collectively, the “Funds”)

In each Fund’s Statement of Additional Information in the second paragraph of the section entitled “V. Investment Advisory and Other Services — J. Revenue Sharing,” which describes the payments made to Morgan Stanley & Co., subsection (3) is hereby deleted and replaced with the following:

(3)

On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•	a gross sales credit of 0.25% of the amount sold and up to 15% of the total average monthly net asset value of such shares; or

•	an ongoing annual fee in an amount up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2008	Morgan Stanley
Morgan Stanley Commodities Alpha Fund	Series Funds

Morgan Stanley Commodities Alpha Fund (the “Fund”) is organized as a non-diversified portfolio of the Morgan Stanley Series Funds, an open-end management investment company (the “Trust”). The Trust currently consists of three separate portfolios. This Statement of Additional Information (“SAI”) relates solely to Morgan Stanley Commodities Alpha Fund.

This SAI is not a prospectus. The Prospectus (dated November 28, 2008) for the Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley & Co. Incorporated at any of its branch offices.

The audited financial statements of the Fund and Morgan Stanley Commodities Alpha Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund (the “Subsidiary”) for the period April 30, 2008 (commencement of operations) through July 31, 2008, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley Series Funds-

Morgan Stanley Commodities Alpha Fund

522 Fifth Avenue

New York, New York 10036

(800) 869-NEWS

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Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

“Administrator” or “Morgan Stanley Services” — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

“Advisers” — The Fund’s Investment Adviser and Sub-Adviser.

“Custodian” — State Street Bank and Trust Company.

“Distributor” — Morgan Stanley Distributors Inc., a wholly owned broker-dealer subsidiary of Morgan Stanley.

“Financial Advisors” — Morgan Stanley authorized financial services representatives.

“Independent Trustees” — Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Trust.

“Investment Adviser” — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

“Morgan Stanley & Co.” — Morgan Stanley & Co. Incorporated, a wholly owned broker-dealer subsidiary of Morgan Stanley.

“Morgan Stanley Funds” — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

“Sub-Adviser” — Morgan Stanley Investment Management Limited, a wholly owned subsidiary of Morgan Stanley.

“Transfer Agent” — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

“Trustees” — The Board of Trustees of the Trust.

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I.      FUND HISTORY

The Trust was organized as a Massachusetts business trust, under a Declaration of Trust, on May 8, 2007. The Fund was organized on February 29, 2008 as a series of the Trust.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into portfolios, such as the Fund, and further subdivided into classes of each portfolio. Each share represents an equal proportionate interest in the assets of the portfolio with each other share in such portfolio and no interest in any other portfolio. No portfolio is subject to the liabilities of any other portfolio. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its portfolios, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its portfolios and indemnifies shareholders against any such liability.

II.    DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.    Classification

The Fund is an open-end, non-diversified management investment company whose investment objective is long-term total return. The Fund seeks to achieve its investment objective through investment in commodity-linked notes, commodity swaps and other commodity-linked derivatives as well as fixed-income securities and money market instruments. The Fund is a portfolio of the Morgan Stanley Series Funds, an open-end management investment company.

B.    Investment Strategies and Risks

The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled “Principal Investment Strategies,” “Principal Risks,” “Additional Investment Strategy Information” and “Additional Risk Information.”

Commodity-Linked Derivatives.  The Fund invests a significant percentage of its assets in commodity-linked notes, commodity swaps and other commodity-linked derivatives.

Commodity-linked derivatives are derivative instruments, the value of which are derived or linked to the price movement of a physical commodity, commodity indexes or commodity contracts. Commodity-linked derivatives provide investors with exposure to the investment return of the commodities markets without investing directly in physical commodities. Physical commodities are tangible assets such as oil, gas, metal, livestock and agricultural products.

Special Risks of Commodity-Linked Notes.  An important vehicle for the Fund’s gaining exposure to the commodities markets is through commodity-linked notes. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.

•    Principal Protection.  Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The Advisers’ decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends

4

upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal in the underlying commodity, index, futures or options contract or other economic variable declines in value during the terms of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

•    Commodity-Linked Notes Without Principal Protection.  The Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Fund may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Advisers, at their discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Advisers may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Advisers believe are relevant.

•    Counterparty Risk.  A significant risk of commodity-linked notes is counterparty risk. The Fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization (“NRSRO”).

Investment in Wholly-Owned Subsidiary.  The Fund will invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.

The Subsidiary will not be registered under the Investment Company Act but will be subject to certain of the investor protections of that Act. The Fund, as a sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly-owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisers, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Trustees have oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisers will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes

5

such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Swaps.  A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. In addition to the commodity swaps described in the Prospectus, the Fund may enter into swaps linked to fixed interest rates, prices, total return on interest rate indices, fixed income indices and commodity indices. For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amounts.

The Fund will usually enter into swaps, including commodity swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into over-the-counter (“OTC”) derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below Aa by Moody’s Investors Service, Inc. (“Moody’s”) or AA by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies Inc. (“S&P”) or a comparable rating by another NRSRO.

Commodity, interest rate and total rate of return swaps do not involve the delivery of commodities securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

6

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Options and Futures Transactions.  The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation (“OCC”). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security, indices or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security, indices or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security, indices or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Purchasing Call and Put Options.  The Fund may purchase listed call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

Risks of Options Transactions.  The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that a liquid secondary market will exist.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

7

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Futures Contracts.  The Fund may purchase commodities futures contracts. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, commodity or currency and thereby obtain investment exposure to the relevant market prices. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, commodity or currency and thereby profit from or protect against declines in prices at the relevant market.

Although most futures contracts call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of commodity, currency or security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of commodity, currency or security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Margin.  If the Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

Options on Futures Contracts.  The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

8

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures.  The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or this SAI. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Risks of Transactions in Futures Contracts and Related Options.  The prices of commodities, currencies, securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of commodities, currencies and/or securities. Also, prices of futures contracts may not move in tandem with the changes in the prices of commodities, prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge or to which the Fund seeks exposure. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract, commodities or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities or commodities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, commodities, interest rates and/or currencies and movements in the prices of futures contracts, a correct forecast of commodity prices, interest rate, currency exchange rate and/or market movement trends by the Advisers may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund’s ability to effectively manage its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.

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Greater margin requirements may limit the Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

Commercial Mortgage-Backed Securities (“CMBS”).  CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk.  The Fund invests in CMBS that are rated investment grade by at least one NSRO (e.g., Baa or better by Moody’s) or BBB or better by S&P). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities.  The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

Structured Products.  The Fund may invest a portion of its assets in structured investments, structured notes (in addition to commodity-linked notes) and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as

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varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Borrowing.  The Fund has an operating policy, which may be changed by the Trust’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder. Currently the Investment Company Act permits a fund to borrow money from banks in an amount up to 331/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security,

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including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Loans of Portfolio Securities.  Consistent with the Fund’s investment objective, the Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 331/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.  The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent

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event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the Fund until the Advisers determine that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Foreign Investment.  Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, and the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Depositary Receipts.  Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as

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“Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts involve many of the same risks are those associated with direct investment in foreign securities. Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Forward Foreign Currency Exchange Contracts.  The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, through currency forward contracts or through non-deliverable currency forward transactions. A currency spot transaction is a cash-settled contract to buy or sell a specified quantity of currency for physical settlement at the spot rate prevailing in the foreign currency exchange market. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency where the gain or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Non-deliverable currency forward contracts allow investors to hedge or gain exposure to local currency movements of certain markets without actually dealing in the underlying markets. The demand for non-deliverable forward currency contracts arises principally out of regulatory and liquidity issues in the underlying currency. Non-deliverable forward currency contracts are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. Non-deliverable forward currency contracts are cash settled transactions and in certain less developed countries, such contracts may be relatively illiquid. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the

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foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Advisers also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the “Code”), requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Money Market Securities.  The Fund may invest in various money market securities to generate income to secure its margin obligations in connection with its transactions in commodity-linked derivatives, for cash management purposes or when assuming a temporary defensive position. Such securities may include:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.  Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation (“FDIC”)), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2009) and to 10% or less of the Fund’s total assets in all such obligations;

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Commercial Paper.  Commercial paper rated within the two highest grades by S&P or Moody’s or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s; and;

Repurchase Agreements.  Consistent with the Fund’s investment objective, the Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisers. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements.  The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund’s total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

Private Placements and Restricted Securities.  The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

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Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities,” which may not exceed 15% of the Fund’s net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds (“ETFs”). The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Use of Segregated and Other Special Accounts.  Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indices, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. OTC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

17

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

With respect to forward currency contracts, the Fund will segregate or earmark liquid assets in an amount equal to its daily net liability under its forward contracts.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

C.    Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Fund. Under the Investment Company Act, a fundamental policy of the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of the Fund present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will not:

1.     Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.     Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

3.     Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.     Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.     Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

6.     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or

18

selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.     Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of the portfolio security.

In addition, as a non-fundamental policy, which can be changed with Board approval and without shareholder vote, the Fund will not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

The Fund has an operating policy, which may be changed by the Trust’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

D.    Disclosure of Portfolio Holdings

The Trust’s Board of Trustees and the Investment Adviser and Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Investment Adviser and Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Investment Adviser’s and the Sub-Adviser’s fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser, Sub-Adviser or by any affiliated person of the Investment Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information quarterly, at least 31 calendar days after the end of each calendar quarter; and

•	top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a

19

third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser, Sub-Adviser or the Trust and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser and Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or Sub-Adviser or any affiliate of the Investment Adviser or Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Trust shareholders may elect in some circumstances to redeem their shares of the Trust in exchange for their pro rata share of the securities held by the Trust. Under such circumstances, Trust shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Trust may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Trust may disclose portfolio holdings to transition managers, provided that the Trust has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Trust have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Trust, or owes a duty of trust or confidence to the Investment Adviser or the Trust, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (“PHRC”) or the Trust’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Trust’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser, the Trust and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time

Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

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Name	Information Disclosed	Frequency(1)	Lag Time

Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston*	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Incorporated(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily	One day

(*)    This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)    Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)    Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)    Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)    Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)    This information will also be provided upon request from time to time.

(6)    Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Trust’s independent registered public accounting firm (as of the Trust’s fiscal year end and on an as needed basis), (ii) counsel to the Trust (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Trust’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser, Sub-Adviser or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)  The PHRC, which will consist of executive officers of the Trust and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)  The PHRC will periodically review and have the authority to amend as necessary the Trust’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)  The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to

22

ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser and the Sub-Adviser employ to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Investment Adviser, Sub-Adviser, the Distributor or any affiliated person of the Trust, the Investment Adviser, Sub-Adviser or the Distributor, on the other.

(d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Trust’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.   MANAGEMENT OF THE FUND

A.    Board of Trustees

The Board of Trustees of the Trust oversees the management of the Trust, but does not itself manage the Trust. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.    Management Information

Trustees and Officers.  The Board of the Trust consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the “Retail Funds”) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees. The other Trustee (the “Interested Trustee”) is affiliated with the Investment Adviser.

Independent Trustees.  The Independent Trustees of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2007) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

23

Independent Trustees:

Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

*            This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

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Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.
Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

*          This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

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				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006), Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*          This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2007) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address of	Held with	of Time	Principal Occupation(s)	Interested	Other Directorships Held by
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee	Interested Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*            This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

26

Executive Officers:

	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer — Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*            This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Trust: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007, is set forth in the table below.

Aggregate Dollar Range of Equity Securities
in All Registered Investment Companies
Overseen by Trustee in Family of
	Dollar Range of Equity Securities in the Trust	Investment Companies
Name of Trustee	(As of December 31, 2007)	(As of December 31, 2007)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)    Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees.  Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent

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registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and preparing and submitting committee meeting minutes to the full Board. The Trust has adopted a formal, written Audit Committee Charter. During the Trust’s fiscal year ended July 31, 2008, the Audit Committee held six meetings.

The members of the Audit Committee of the Trust are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. During the Trust’s fiscal year ended July 31, 2008, the Governance Committee held four meetings.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believe that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Trust and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Insurance, Valuation and Compliance Committee and the Insurance Sub-Committee were formed in May 2007, respectively. During the Trust’s fiscal year ended

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July 31, 2008, the Insurance, Valuation and Compliance Committee and Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee held four and two meetings, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust’s Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Trust’s fiscal year ended July 31, 2008, the Investment Committee and the Sub-Committees each held five meetings, with the exception of the Money Market and Alternatives Sub-Committee which held six meetings.

There were seven meetings of the Board of Trustees of the Trust held during the fiscal year ended July 31, 2008.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.  The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification.  The Fund’s Declaration of Trust that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Shareholder Communications.  Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly

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addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

C.                 Compensation

Effective October 1, 2007, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

The Trust maintains a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

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The following table shows aggregate estimated compensation payable to each of the Trustees from the Fund for the fiscal year ended July 31, 2008 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007.

Compensation(1)

	Estimated	Total
	Aggregate	Compensation
	Compensation	From Fund and Fund Complex
Name of Independent Trustee:	From the Fund(2)	Paid to Trustee(3)

Frank L. Bowman(2)	$15	$197,500
Michael Bozic	16	215,000
Kathleen A. Dennis	15	200,000
Manuel H. Johnson	18	245,000
Joseph J. Kearns(2)	19	268,125
Michael F. Klein	15	200,000
Michael E. Nugent	28	370,000
W. Allen Reed(2)	15	200,000
Fergus Reid	16	223,125
Name of Interested Trustee:
James F. Higgins(4)	14	140,000

(1)    Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)    The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2008: Mr. Bowman, $15; Mr. Kearns, $10; Mr. Reed, $15.

(3)    The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)    Mr. Higgins was approved to receive an annual retainer at the February 20-21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Trust’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement benefits	Estimated annual
	accrued as fund expenses	benefits upon retirement(1)
	by all	from all
Name of Independent Trustee:	Adopting Funds	Adopting Funds

Michael Bozic	$17,614	$45,874
Manuel H. Johnson	18,586	67,179
Michael E. Nugent	29,524	60,077

(1)    Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

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D.            Organization and Management of Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity swaps and other commodity-linked derivatives, as well as fixed-income securities and other investments.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

IV.        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of November 4, 2008: Morgan Stanley & Co., Harborside Financial Center, Jersey City, NJ 07311 –85.04%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of November 4, 2008: Morgan Stanley & Co., Harborside Financial Center, Jersey City, NJ 07311 –95.45%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of November 4, 2008: Morgan Stanley Investment Advisors Inc, Attn: Elie Cohen, 195 Broadway, New York, NY 10007-3100 –93.58%. The following owned beneficially or of record 5% or more of the outstanding Class R shares of the Fund as of November 4, 2008: Morgan Stanley Investment Advisors Inc, Attn: Elie Cohen, 195 Broadway, New York, NY 10007-3100 –67.43%; Morgan Stanley & Co., Harborside Financial Center, Jersey City, NJ 07311 –32.57%. The following owned beneficially or of record 5% or more of the outstanding Class W shares of the Fund as of November 4, 2008: Morgan Stanley Investment Advisors Inc, Attn: Elie Cohen, 195 Broadway, New York, NY 10007-3100 –100.00%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the Fund’s shares of beneficial interest outstanding.

V.            INVESTMENT ADVISORY AND OTHER SERVICES

A.            Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, provides a broad range of portfolio management services to its clients. Its main business office is located at 25 Cabot Square, Canary Wharf, London England E14 4QA.

The Investment Adviser provides investment advisory services to the Fund and the Subsidiary pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is calculated at the annual rate of 0.80% of the Fund’s average daily net assets. There is no separate advisory fee charged to the Subsidiary.

The administration services provided to the Fund and the Subsidiary are provided by Morgan Stanley Services Company Inc. (“Administrator”), a wholly-owned subsidiary of the Investment Adviser, pursuant to an administration agreement (“Administration Agreement”) entered into by the Fund, the Subsidiary and the Administrator. Pursuant to the Administration Agreement, the Fund pays the Administrator an annual

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fee of 0.08% of the Fund’s average daily net assets. There is no separate administration fee charged to the Subsidiary.

For the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund accrued total compensation under the Investment Advisory Agreement in the amount of $121,568.

For the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund accrued total compensation under the Administration Agreement in the amount of $12,157.

Pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser and the Trustees of the Fund, to continuously furnish investment advice concerning investments and to manage the Fund and the Subsidiary. As compensation for its service, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund.

For the period April 30, 2008 (commencement of operations) through July 31, 2008, the Sub-Adviser accrued compensation under the Sub-Advisory Agreement in the amount of $62,157.

B.            Principal Underwriter

The Fund’s principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley & Co., which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund’s shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.            Services Provided by the Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser manages the Fund’s and the Subsidiary’s business affairs and supervises the investment of the Fund’s assets. The Sub-Adviser manages the investment of the Fund’s and the Subsidiary’s assets, including the placing of orders for the Fund and the Subsidiary and the purchase and sale of portfolio investments. The Sub-Adviser obtains and evaluates the information and advice relating to the economy, the commodities and securities markets and specific securities and commodities as it considers necessary or useful to continuously manage the assets of the Fund and the Subsidiary in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s and the Subsidiary’s books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its

34

business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. The Fund pays all expenses incurred in its operation and a portion of the Trust’s general administration expenses allocated based on the asset sizes of the Fund. The expenses of the Fund will be allocated among the five Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser or the Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser or the Sub-Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund and the Subsidiary or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.            Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge

35

is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.              Rule 12b-1 Plans

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to its Class C, Class R and Class W shares and a Shareholder Services Plan with respect to its Class A, Class C, Class R and Class W shares (the “Plans”). Pursuant to the Plans each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%,1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

The Distributor also receives the proceeds of front-end sales charges (“FSCs”) and of contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the period April 30, 2008 (commencement of operations) through July 31, 2008, in approximate amounts as provided in the table below.

	2008

Class A	FSCs:	(1)	$218,101
	CDSCs:		$0
Class C	CDSCs:		$2,484

(1)	FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class C, Class R and Class W each year pursuant to the Plans equal to 0.25% of such Class’ average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member). The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an “asset-based sales charge” as such is defined by the Rules of FINRA.

Under the Plans and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plans and the purpose for which such expenditures were made. For the commencement of operations period April 30, 2008 (June 3, 2008 with respect to Class W shares) through July 31, 2008, Class A, Class C, Class R and Class W shares of the Fund accrued payments under the Plans amounting to $2,281, $7,126, $188 and $59, respectively, which amounts are equal to 0.25%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W, respectively for the fiscal year.

The Plans were adopted in order to permit the implementation of the Fund’s method of distribution. Under this distribution method the Fund offers five Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.50% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect

36

to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund’s Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plans, is intended to reimburse the Distributor for distribution expenses incurred under the Plan on behalf of the Fund. These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plans and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund’s Class A, Class C, Class R and Class W shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A, 1.00% in the case of Class C, 0.50% in the case of Class R and 0.35% in the case of Class W, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class C, Class R and Class W will be reimbursable under the Plans.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the period April 30, 2008 (commencement of operations) through July 31, 2008, to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0% ($0)—advertising and promotional expenses; (ii) 0% ($0)—printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 0% ($0)—other expenses, including the gross sales credit and the carrying charge, of which 0%($0) represents carrying charges, 0%($0) represents commission credits to Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 0% ($0) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal period April 30, 2008 (commencement of operations) through July 31, 2008, were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.00%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A, Class C, Class R or Class W distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plans except to the extent that the Distributor, the Investment Adviser or Sub-Adviser, Morgan Stanley & Co., Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plans should be continued. Prior to approving the Plans, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits the Fund would be likely to obtain under the Plans, including that: (a) the Plans are believed to be essential in order to give

37

Fund investors a choice of alternatives for payment of distribution and service charges and could help the Fund grow and potentially avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plans, including that: (a) the Plans are essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co.’s branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plans to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that the Plans would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the affected Fund, and all material amendments to the Plans must also be approved by the Trustees. The Plans may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days’ written notice to any other party to the Plans. So long as the Plans are in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.              Other Service Providers

(1)         Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2)         Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund’s assets. Any Fund’s cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2009) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm is responsible for auditing the annual financial statements.

(3)         Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser, Sub-Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees,

38

generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G.    Fund Management

Other Accounts Managed by the Portfolio Managers

As of July 31, 2008:

Mr. Simpson managed five registered investment companies with a total of approximately $96.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Callan managed 16 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Mukherjee managed 13 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Baghla managed one registered investment company with a total of approximately $60.7 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Ms. Madeiros managed one registered investment company with a total of approximately $60.7 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

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Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Bonus.

•                  Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•                  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•                  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•                  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three-and five-year periods.

•                  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                  Contribution to the business objectives of the Investment Adviser.

•                  The dollar amount of assets managed by the portfolio manager.

•                  Market compensation survey research by independent third parties.

•                  Other qualitative factors, such as contributions to client objectives.

•                  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of July 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Justin Simpson :	$100,001 – $500,000
Chris Callan :	$10,001 – $50,000
Arunabh Mukherjee :	$10,001 – $50,000
Deepak Baghla :	$1 – $10,000
Rachel Madeiros :	None

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H.    Codes of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.     Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/msim. The Fund’s proxy voting record is also available without charge on the SEC’s website at www.sec.gov.

J.    Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including record keepers and administrators of various deferred compensation plans (“Intermediaries”), in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)          On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley & Co. receives a gross sales credit of up to 1.00% of the amount sold.*

* Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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(2)          On Class A and C shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•                  An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•                  An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)          On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•                  a gross sales credit of 0.25% of the amount sold; and

•                  an ongoing annual fee in an amount (i) up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares or (ii) up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)          On Class A, C and I shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)          On any shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)          On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)          On Class A and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)          On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms.

•                  a gross sales credit of 0.25% of the amount sold; and

•                  an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

* Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. and such other Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should review carefully any disclosure, provided by Morgan Stanley & Co. or another Intermediary as to its compensation.

VI.   BROKERAGE ALLOCATION AND OTHER PRACTICES

A.    Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

For the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund did not pay any brokerage commission.

B.    Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund’s Investment Adviser.

During the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund did not pay any brokerage commission to Morgan Stanley & Co.

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C.            Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser and/or the Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser and/or sub-adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser and/or the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and/or the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Investment Adviser and/or the Sub-Adviser effects transactions with those broker-dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and/or the Sub-Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser and/or the Sub-Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser and/or the Sub-Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser and/or the Sub-Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser and/or the Sub-Adviser. The information and services received by the Investment Adviser and/or the Sub-Adviser from broker-dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all. To the extent that the Investment Adviser and/or the Sub-Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Investment Adviser and/or the Sub-Adviser and certain of their affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser, the Sub-Adviser and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Fund and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

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D.    Directed Brokerage

During the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund did not pay brokerage commissions in connection with transactions to brokers because of research services provided.

E.     Regular Broker-Dealers

During the period April 30, 2008 (commencement of operations) through July 31, 2008, the Fund did not purchase any securities issued by issuers who were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class A, Class C, Class R and Class W bear expenses related to the distribution of their respective shares.

The Trust’s Declaration of Trust permits the Trustees to authorize the creation of additional portfolios of shares and additional Classes of shares within any portfolio. The Trustees have not presently authorized any such additional portfolio or Classes of shares other than as set forth in the Prospectus.

The Trust is not required to hold annual meetings of shareholders and in ordinary circumstances the Trust does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Trust is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

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VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A.    Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

Suspension of Redemptions.  Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent.  With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.  In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability.  Most Fund shareholders hold their shares with Morgan Stanley & Co. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

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B.    Offering Price

The Fund’s Class C, Class I, Class R and Class W shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund’s Distributor, Morgan Stanley & Co. and other authorized dealers as described in Section “V. Investment Advisory and Other Services—E. Rule 12b-1 Plans.” The price of Fund shares, called “net asset value,” is based on the value of the Fund’s portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund’s securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund’s net asset value:  (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser or the Sub-Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund’s portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

All options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

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IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the distributions are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation.  The Fund intends to continue to qualify as a regulated investment company, or RIC, under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

The Subsidiary will be classified as a controlled foreign corporation, or CFC, for federal income tax purposes. As a result, the Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of the Subsidiary, referred to as subpart F income, whether or not the Subsidiary makes a distribution to the Fund. Distributions by the Subsidiary to the Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources of income. The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes. The IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments. However, based on the analysis in these rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. With respect to some of the law considered in these rulings, there is no authority directly addressing the issues. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. The Fund believes that, while not free from doubt, these conclusions would be upheld if challenged. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-

48

term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions and certain other investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser and/or Sub-Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of the Subsidiary.  The Subsidiary generally will not be subject to federal income tax unless it is deemed to be engaged in the conduct of a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor pursuant to which it would not be deemed to be engaged in the conduct of a U.S. trade or business. If the Subsidiary earns income that is considered to be connected with the conduct of a U.S. trade or business, such income would generally be subject to significant amounts of federal income tax. The Subsidiary does not expect to make investments that would subject it to significant amounts of U.S. withholding tax.

Taxation of Dividends and Distributions.  Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

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Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares.  Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

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The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund’s shares and reinvests in that fund’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.           UNDERWRITERS

The Fund’s shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled “Principal Underwriter” and “Rule 12b-1 Plans.”

XI.       PERFORMANCE DATA

Aggregate total returns assuming deduction of maximum sales charge
Period Ended July 31, 2008

	Inception
Class	Date	Life of Fund

Class A	4/30/08	-6.18%
Class C	4/30/08	-2.68%
Class I	4/30/08	-1.47%
Class R	4/30/08	-1.57%
Class W	6/03/08	-5.83%

Aggregate total returns assuming NO deduction of sales charge
Period Ended July 31, 2008

	Inception
Class	Date	Life of Fund

Class A	4/30/08	-1.50%
Class C	4/30/08	-1.70%
Class I	4/30/08	-1.47%
Class R	4/30/08	-1.57%
Class W	6/03/08	-5.83%

Aggregate after-tax returns assuming deduction of maximum sales charge
Class A
Period Ended July 31, 2008

	Inception
Calculation Methodology	Date	Life of Fund

After taxes on distributions	4/30/08	-6.18%
After taxes on distributions and redemptions	4/30/08	-4.02%

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XII.                 FINANCIAL STATEMENTS

The audited financial statements of the Fund and the Subsidiary for the period April 30, 2008 (commencement of operations) through July 31, 2008, including notes thereto and the reports of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

XIII.             FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

* * * * *

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.                POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

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II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.          Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.           Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

		i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence,

A-2

although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

		ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

	e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

	f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.

We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.

Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 662/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.

Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.

Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.

Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place

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representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.

Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.

Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.           Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.           Changes in Capital Structure.

1. We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management proposals for higher dividend payouts.

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2. We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.             Takeover Defenses and Shareholder Rights

1.

Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements:  We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.

Reincorporation:  We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions:  Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.             Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to

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determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.           Executive and Director Remuneration.

1.	We generally support the following proposals:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

	•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

	•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.           Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote

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against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.        ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.           Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will

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consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.           Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.           Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.

If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.           Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

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The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

[APPENDIX A and APPENDIX B intentionally omitted.]

Revised February 27, 2008

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APPENDIX B

“Dow Jones”, “AIG®”, “Dow Jones AIG Commodity IndexSM” and “DJ-AIGCISM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and American International Group, Inc. (“American International Group”), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley.

The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Dow Jones, American International Group, Inc. (“American International Group”), AIG Financial Products Corp. (“AIG-FP”) or any of their subsidiaries or affiliates. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparts to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates to Morgan Stanley is the licensing of certain trademarks, trade names and service marks and of the DJ-AIGCISM, which is determined, composed and calculated by Dow Jones in conjunction with AIG-FP without regard to Morgan Stanley or the Fund. Dow Jones and AIG-FP have no obligation to take the needs of Morgan Stanley or the Fund into consideration in determining, composing or calculating DJ-AIGCISM. None of Dow Jones, American International Group, AIG-FP or any of their respective subsidiaries or affiliates is responsible for or has participated in the determination of the shares of the Fund to be issued or the timing of, or price at which, such shares would be issued, or in the determination or calculation of the equation by which the Fund is to be converted into cash. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates shall have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund. Notwithstanding the foregoing, AIG-FP, American International Group and their respective subsidiaries and affiliates may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by Morgan Stanley, but which may be similar to and competitive with the Fund. In addition, American International Group, AIG-FP and their subsidiaries and affiliates actively trade commodities, commodity indexes and commodity futures (including the Dow Jones-AIG Commodity IndexSM and Dow Jones-AIG Commodity Index Total ReturnSM), as well as swaps, options and derivatives which are linked to the performance of such commodities, commodity indexes and commodity futures. It is possible that this trading activity will affect the value of the Dow Jones-AIG Commodity IndexSM, and the Fund.

The Prospectus and Statement of Additional Information of the Fund relates only to the Fund and does not relate to the exchange-traded physical commodities underlying any of the Dow Jones-AIG Commodity IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Dow Jones-AIG Commodity IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates. The information in the Prospectus and Statement of Additional Information of the Fund regarding the Dow Jones-AIG Commodity IndexSM components has been derived solely from publicly available documents. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates has made any due diligence inquiries with respect to the Dow Jones-AIG Commodity IndexSM components in connection with the Fund. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation that these publicly available documents or any other publicly available information regarding the Dow Jones-AIG Commodity IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN AND NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR

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SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MORGAN STANLEY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS AMONG DOW JONES, AIG-FP AND MORGAN STANLEY, OTHER THAN AMERICAN INTERNATIONAL GROUP.

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SUPPLEMENT DATED JULY 29, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 30, 2009

The section of the Fund's Statement of Additional Information entitled "V. Investment Advisory and Other Services — G. Fund Management" is hereby revised to delete all references to Neil Chakraborty.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2009

Morgan Stanley
Natural Resource
Development
Securities Inc.

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated June 30, 2009) for Morgan Stanley Natural Resource Development Securities Inc. may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended February 28, 2009, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Natural Resource Development Securities Inc.
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

TABLE OF CONTENTS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	19

	D. Disclosure of Portfolio Holdings	20

III.	Management of the Fund	24

	A. Board of Directors	24

	B. Management Information	24

	C. Compensation	32

IV.	Control Persons and Principal Holders of Securities	33

V.	Investment Advisory and Other Services	34

	A. Investment Adviser, Sub-Adviser and Administrator	34

	B. Principal Underwriter	35

	C. Services Provided by the Investment Adviser, Sub-Adviser and Administrator	35

	D. Dealer Reallowances	36

	E. Rule 12b-1 Plan	36

	F. Other Service Providers	39

	G. Fund Management	39

	H. Codes of Ethics	41

	I. Proxy Voting Policy and Proxy Voting Record	41

	J. Revenue Sharing	41

VI.	Brokerage Allocation and Other Practices	43

	A. Brokerage Transactions	43

	B. Commissions	43

	C. Brokerage Selection	43

	D. Directed Brokerage	44

	E. Regular Broker-Dealers	45

VII.	Capital Stock and Other Securities	45

VIII.	Purchase, Redemption and Pricing of Shares	45

	A. Purchase/Redemption of Shares	45

	B. Offering Price	46

IX.	Taxation of the Fund and Shareholders	47

X.	Underwriters	49

XI.	Performance Data	49

XII.	Financial Statements	50

XIII.	Fund Counsel	50

Appendix A.	Proxy Voting Policy and Procedures	A-1

2

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Custodian" — State Street Bank and Trust Company.

"Directors" — The Board of Directors of the Fund.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Natural Resource Development Securities Inc., a registered open-end investment company.

"Independent Directors" — Directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Sub-Adviser" — Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

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I. FUND HISTORY

The Fund was incorporated in the State of Maryland on December 22, 1980 under the name InterCapital Natural Resource Development Securities Inc. On March 16, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Natural Resource Development Securities Inc. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Natural Resource Development Securities Inc. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Natural Resource Development Securities Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, non-diversified management investment company whose investment objective is capital growth.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation of liquid assets when mandated by United States Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Investment Adviser and/or the Sub-Adviser seek to use derivatives to further the Fund's investment objectives, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objectives and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Investment Adviser and/or the Sub-Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

4

•  Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Investment Adviser and/or the Sub-Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative

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itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by such Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from

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increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance

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that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser and/or the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser and/or the Sub-Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject

8

to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause such Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as

9

"marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by such Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for such Fund than if it had not entered into forward contracts. The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Investment Adviser and/or the Sub-Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and

10

subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is

11

open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or such Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Investment Adviser and/or the Sub-Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Money Market Securities. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by

12

the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser and/or Sub-Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Zero Coupon Securities. A portion of the securities purchased by the Fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total

13

assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Directors, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Directors remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by

14

borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually

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maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser and/or the Sub-Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements and Restricted Securities. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser and/or the Sub-Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Convertible Securities. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion

16

value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Foreign Investment. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser and/or Sub-Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based

17

on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

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Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Warrants and Subscription Rights. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Unit Offerings. The Fund may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof).

C. Fund Policies/Investment Restrictions

The Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek capital growth.

The Fund will not:

1. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4. Make loans of money or property to any person, except (i) to the extent that securities or interests in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, (iii) by engaging in repurchase agreements or (iv) as may otherwise be permitted by (a) the Investment Company Act, as amended from time to time, (b) the rules and regulations promulgated by the SEC under

19

the Investment Company Act, as amended from time to time, or (c) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange. However, the acquisition of warrants attached to other securities are not subject to this restriction.

3. Invest its assets in the securities of any investment company, except as may be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act, as amended from time to time.

The Fund has an operating policy, which may be changed by the Fund's Board of Directors, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. Disclosure of Portfolio Holdings

The Fund's Board of Directors and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•  top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

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The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

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The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Incorporated(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates (*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Directors (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Investment Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

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The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Directors

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. Management Information

Directors and Officers. The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Directors have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other Director (the "Interested Director") is affiliated with the Investment Adviser.

Independent Directors.  The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2008) and other directorships, if any, held by the Directors, are shown below. The Fund

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Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004) Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chair-person of the Board and Director	Chair-person of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

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The Director who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2008) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2008)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

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As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; reviewing the valuation process; and preparing and submitting committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

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The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended February 28, 2009, the Board of Directors held the following meetings:

Board of Directors	7
Committee/Sub-Committee:	Number of Meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Sub-Committee	5

Advantages of Having Same Individuals as Directors for the Retail Funds and Institutional Funds.  The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even

31

of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Director and Officer Indemnification. The Fund's Articles of Incorporation provide that no Director, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

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The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended February 28, 2009 and the aggregate compensation payable to each of the funds' Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Director(3)
Frank L. Bowman(2)	$260	$215,000
Michael Bozic	274	230,000
Kathleen A. Dennis	260	215,000
Manuel H. Johnson	310	260,000
Joseph J. Kearns(2)	328	286,250
Michael F. Klein	260	215,000
Michael E. Nugent	476	400,000
W. Allen Reed(2)	260	215,000
Fergus Reid	274	241,250
Name of Interested Director:
James F. Higgins	238	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2008: Mr. Bowman: $208, Mr. Kearns: $131, Mr. Reed: $260.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Directors under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended February 28, 2009 and by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Directors, from the Fund as of the fiscal year ended February 28, 2009 and from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
Name of Independent Director:	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$390	$17,198	$967	$45,874
Manuel H. Johnson	394	18,179	1,420	67,179
Michael E. Nugent	23	3,512	1,269	60,077

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of June 2, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza Two, 3rd Floor,

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Jersey City, NJ 07311 — 80.61%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of June 2, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 78.93%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of June 2, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 87.53%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of June 2, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 42.47%; Hare & Co. c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 — 59.99%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Effective November 21, 2008, the Investment Adviser entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund has retained the Investment Adviser to manage its business affairs and oversee the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the annual rates to the portion of the average daily net assets determined as of the close of each business day: 0.545% of the portion of the daily net assets not exceeding $250 million; and 0.42% of the portion of the daily net assets exceeding $250 million. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

For the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund accrued total compensation under the Investment Advisory Agreement in the amounts of $1,283,605, $1,201,545 and $942,007, respectively. For the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, advisory fees paid were reduced by $0, $7,214 and $10,107, respectively, relating to the Fund's short-term cash investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

For the the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund accrued compensation under the Administration Agreement in the amounts of $190,154, $176,374 and $138,414, respectively.

Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Adviser and the Sub-Adviser, the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

For the period November 21, 2008 through February 28, 2009, the Investment Adviser accrued compensation under the Sub-Advisory Agreement in the amount of $48,594.

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B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser manages the Fund's business affairs and supervises the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund's portfolio.

Expenses not expressly assumed by the Investment Adviser and/or the Sub-Adviser under the Investment Advisory Agreement and/or the Sub-Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Adviser and/or the Sub-Adviser or any corporate affiliate of the Investment Adviser and/or the Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who

35

are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Directors.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I (formerly Class D shares), pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended the last day of February, in approximate amounts as provided in the table below:

	2009		2008		2007
Class A	FSCs:(1)	$61,549	FSCs:(1)	$84,442	FSCs:(1)	$124,107
	CDSCs:	$2,999	CDSCs:	$246	CDSCs:	$57
Class B	CDSCs:	$60,085	CDSCs:	$80,896	CDSCs:	$162,250
Class C	CDSCs:	$2,744	CDSCs:	$2,597	CDSCs:	$6,865

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended February 28, 2009,

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Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $276,631, $408,404 and $123,390, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A, 1.00% in the case of Class B and 1.00% in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2009 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($126,886) — other expenses, including the gross sales credit and the carrying charge, of which 0.00% ($0) represents carrying charges, 41.40% ($52,531) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives and 58.60% ($74,355) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2009 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described

37

in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $4,733,057 as of February 28, 2009 (the end of the Fund's fiscal year), which was equal to approximately 30.00% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale totaled $10,826 in the case of Class A and $785 in the case of Class C at December 31, 2008 (the end of the calendar year) which amounts were equal to approximately 0.020% of the net assets of Class A and 0.011% of the net assets of Class C, respectively, on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

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F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by the Portfolio Managers

As of February 28, 2009:

Michael Nolan managed nine registered investment companies with a total of approximately $986.6 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Helen Krause managed nine registered investment companies with a total of approximately $986.6 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Arthur Robb managed nine registered investment companies with a total of approximately $986.6 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Neil Chakraborty managed nine registered investment companies with a total of approximately $986.6 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal

39

investments in certain accounts or when certain accounts are investment options in the Investment Adviser's and/or Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser and/or Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Adviser or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

•  Contribution to the business objectives of the Investment Adviser and/or Sub-Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

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Securities Ownership of Portfolio Managers

As of February 28, 2009, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Michael Nolan	None
Helen Krause	None
Arthur Robb	None
Neil Chakraborty	None

H. Codes of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney, Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney and Morgan Stanley & Co. receive gross sales credit of up to 1.00% of the amount sold.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney, Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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(2)  On Class A, B and C shares held directly in Morgan Stanley Smith Barney's or Morgan Stanley & Co.'s traditional brokerage accounts or held in non-Morgan Stanley Smith Barney and non-Morgan Stanley & Co. accounts where Morgan Stanley Smith Barney or Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

  •  An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

  •  An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)  On Class I shares held directly in Morgan Stanley Smith Barney's or Morgan Stanley & Co.'s traditional brokerage accounts or held in non-Morgan Stanley Smith Barney and non-Morgan Stanley & Co. accounts where Morgan Stanley Smith Barney or Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

  •  a gross sales credit of 0.25% of the amount sold and up to 0.15% of the total average monthly net asset value of such shares; or

  •  an ongoing annual fee in an amount up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney or Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)  On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

  •  a gross sales credit of 0.25% of the amount sold; and

  •  an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney, Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley Smith Barney, Morgan Stanley & Co. and such other Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with

* Commissions or transaction fees paid when Morgan Stanley Smith Barney, Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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respect to which Morgan Stanley Smith Barney, Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should review carefully any disclosure provided by Morgan Stanley Smith Barney, Morgan Stanley & Co. or another Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Directors, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund paid a total of $149,083, $109,910 and $272,726, respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund paid a total of $13,206, $26,483 and $29,117, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2009, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 10.68% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 9.15% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

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The Investment Adviser and/or the Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as Investment Adviser and/or the Sub-Adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser and/or the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and/or the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Investment Adviser and/or the Sub-Adviser are unable to ascertain the exact dollar value of these services due to the subjective and imprecise nature of its determinations. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Investment Adviser and/or the Sub-Adviser effects transactions with those broker-dealers that the Investment Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser and/or the Sub-Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser and/or the Sub-Adviser. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser and/or the Sub-Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser and/or Sub-Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser and/or Sub-Adviser. The information and services received by the Investment Adviser and/or Sub-Adviser from broker-dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all. To the extent that the Investment Adviser and/or Sub-Adviser receives these services from brokers-dealers, it will not have to pay for these services itself.

The Investment Adviser, the Sub-Adviser and certain of their affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser, the Sub-Adviser and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Directed Brokerage

During the fiscal year ended February 28, 2009, the Fund did not pay any brokerage commissions to brokers because of research services provided.

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E. Regular Broker-Dealers

During the fiscal year ended February 28, 2009, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. As of February 28, 2009, the Fund did not hold any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

The Fund is authorized to issue two billion shares of common stock of $0.01 par value (500 million for each Class). Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws.

Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

The Directors themselves have the power to alter the number and the terms of office of the Directors (as provided for in the Bylaws), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

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The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign

46

portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or

47

losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions and non-U.S. corporations classified as "passive foreign investment companies". Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser and/or Sub-Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion

48

taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to that fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended February 28, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–53.72%	4.11%	6.26%	2.66%
Class B	03/30/81	–53.19%	4.24%	6.15%*	6.02%*
Class C	07/28/97	–51.86%	4.44%	6.00%	2.32%
Class I	07/28/97	–51.05%	5.48%	7.06%	3.35%

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Average annual returns assuming NO deduction of sales charge
Period Ended February 28, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–51.16%	5.23%	6.84%	3.13%
Class B	03/30/81	–51.56%	4.42%	6.15%*	6.02%*
Class C	07/28/97	–51.54%	4.44%	6.00%	2.32%
Class I	07/28/97	–51.05%	5.48%	7.06%	3.35%

Aggregate total returns assuming NO deduction of sales charge
Period Ended February 28, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–51.16%	29.06%	93.78%	42.99%
Class B	03/30/81	–51.56%	24.14%	81.70%*	411.32%*
Class C	07/28/97	–51.54%	24.27%	79.10%	30.50%
Class I	07/28/97	–51.05%	30.56%	97.82%	46.54%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended February 28, 2009

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	03/30/81	–55.69%	1.77%	4.97	%*	4.35	%*
After taxes on distributions and redemptions	03/30/81	–29.19%	5.31%	6.19	%*	4.77	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended February 28, 2009, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL
Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting

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parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence,

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although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

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5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

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3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal

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within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless

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economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

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C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[Appendix A and Appendix B of the Proxy Voting Policy intentionally omitted]
Revised February 25, 2009

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PART C--OTHER INFORMATION

Item 15.  Indemnification

The response to this item is included in Exhibits 1 and 2 under Item 16 below.

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant’s Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Pursuant to Section 7 of the Registrant’s Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the Securities Act of 1933, as amended (the “Act”), or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Investment Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Item 16.  Exhibits

1)	(a)

Amended and Restated Declaration of Trust of the Registrant, dated May 31, 2007, is incorporated herein by reference to Exhibit (a) of the Trust’s Registration Statement on Form N-1A filed on June 5, 2007.

(b)

Amendment, dated September 26, 2007, to the Amended and Restated Declaration of Trust of the Registrant, is incorporated herein by reference to Exhibit (a)(2) of the Trust’s Registration Statement on Form N-1A filed on September 28, 2007.

(c)

Amendment, dated February 29, 2008, to the Amended and Restated Declaration of Trust of the Registrant (establishment of the Morgan Stanley Commodities Alpha Fund), is incorporated herein by reference to Exhibit (a)(3) of the Trust’s Registration Statement on Form N-1A filed on March 5, 2008.

(d)

Amendment to the Amended and Restated Declaration of Trust of the Registrant (establishment of Class W shares of the Morgan Stanley Commodities Alpha Fund), is incorporated herein by reference to Exhibit (a)(4) of the Trust’s Registration Statement on Form N-1A filed on May 30, 2008.

(e)

Memorandum and Articles of Association of Morgan Stanley Commodities Alpha Fund (Cayman) Ltd., dated February 7, 2008, is incorporated herein by reference to Exhibit (a)(4) of the Trust’s Registration Statement on Form N-1A filed on March 5, 2008.

(f)

Amended and Restated Memorandum and Articles of Association of Morgan Stanley Commodities Alpha Fund (Cayman) Ltd., dated March 4, 2008, is incorporated herein by reference to Exhibit (a)(5) of the Trust’s Registration Statement on Form N-1A filed on March 5, 2008.

(g)

Amendment, dated June 26, 2008, to the Amended and Restated Declaration of Trust of the Registrant (establishment of the Morgan Stanley Alternative Opportunities Fund), is incorporated herein by reference to Exhibit (a)(3) of the Trust’s Registration Statement on Form N-1A filed on July 31, 2008.

(h)

Amendment, dated June 26, 2008, to the Amended and Restated Declaration of Trust of the Registrant (establishment of the Morgan Stanley U.S. Multi-Cap Alpha Fund), is incorporated herein by reference to Exhibit (a)(8) of the Trust’s Registration Statement on Form N-1A on September 24, 2008.

2)		By-Laws of the Registrant, dated May 8, 2007, is incorporated herein by reference to Exhibit (b) of the Trust’s Registration Statement on Form N-1A filed on June 5, 2007.

3)		Not applicable.

4)		Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

5)		Not applicable.

6)	(a)	Amended and Restated Investment Advisory Agreement between Morgan Stanley Investment Advisors Inc. and the Registrant, dated November 1, 2004, filed herewith.

(b)

Sub-Investment Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited (with respect to the Morgan Stanley Commodities Alpha Fund), dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(2) of the Trust’s Registration Statement on Form N-1A filed on September 30, 2009.

(c)

Investment Management Agreement between Morgan Stanley Investment Advisors Inc. and the Registrant (with respect to the Morgan Stanley Alternative Opportunities Fund), dated June 26, 2008, is incorporated herein by reference to Exhibit (d)(3) of the Trust’s Registration Statement on Form N-1A filed on September 24, 2008.

(d)

Sub-Investment Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited (with respect to the Morgan Stanley Alternative Opportunities Fund), dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(4) of the Trust’s Registration Statement on Form N-1A filed on September 30, 2009.

(e)

Sub-Investment Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited, dated September 30, 2008 (with respect to the Morgan Stanley U.S. Multi-Cap Alpha Fund), dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(5) of the Trust’s Registration Statement on Form N-1A filed on September 30, 2009.

7)	(a)

Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, as amended July 22, 1998, July 31, 2006 and November 1, 2007, is incorporated herein by reference to Exhibit (e)(1) of the Trust’s Registration Statement on Form N-1A filed on July 31, 2008.

(b)

Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley & Co. Incorporated, is incorporated herein by reference to Exhibit (e)(2) of the Trust’s Registration Statement on Form N-1A filed on September 28, 2007.

	(c)	Addendum No. 1 to Selected Dealer Agreement, is incorporated herein by reference to Exhibit (e)(3) of the Trust’s Registration Statement on Form N-1A filed on September 28, 2007.

	(d)	Form of Selected Dealer Agreement, is incorporated herein by reference to Exhibit (e)(4) of the Trust’s Registration Statement on Form N-1A filed on September 28, 2007.

8)		Not applicable.

9)	(a)

Custody Agreement between State Street Bank and Trust Company and the Registrant, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

(b)

Data Access Service Agreement between State Street Bank and Trust Company and the Registrant, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

10)	(a)

Plan of Distribution Pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated September 26, 2007, is incorporated herein by reference to Exhibit (m)(1) of the Trust’s Registration Statement on Form N-1A filed on July 31, 2008.

	(b)	Shareholder Services Plan, dated September 26, 2007, is incorporated herein by reference to Exhibit (m)(2) of the Trust’s Registration Statement on Form N-1A filed on July 31, 2008.

	(c)	Multi-Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n) of the Trust’s Registration Statement on Form N-1A filed on July 31, 2008.

11)	(a)	Opinion and Consent of Dechert LLP, to be filed by amendment.

12)		Opinion of Dechert LLP (as to tax matters), to be filed by amendment.

13)	(a)

Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(l) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Special Value Fund, filed on November 24, 2008.

(b)

Administration Agreement between Morgan Stanley Services Company Inc. and the Registrant, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) of the Trust’s Registration Statement on Form N-1A filed on September 24, 2008.

14)		Consents of Independent Registered Public Accounting Firm, is filed herewith.

15)		Not applicable.

16)		Powers of Attorney, dated September 24, 2009, are filed herewith.

17)	(a)	Form of Proxy, is filed herewith.

	(b)	Prospectus, dated June 30, 2009, of Morgan Stanley Natural Resource Development Securities Inc., is filed herewith.

	(c)	Annual Report to Shareholders of Morgan Stanley Natural Resource Development Securities Inc., as of February 28, 2009, is filed herewith.

	(d)	Semi-Annual Report to Shareholders of Morgan Stanley Natural Resource Development Securities Inc., as of August 31, 2009, to be filed by amendment.

Item 17.  Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

With respect to Morgan Stanley Commodities Alpha Fund (the “Fund”) and its wholly-owned subsidiary, Morgan Stanley Commodities Alpha Fund (Cayman) Ltd. (the “Subsidiary”):

(1)

The Fund undertakes that the Fund’s and the Subsidiary’s advisory agreement and sub-advisory agreement with the Investment Adviser and the Sub-Adviser (“advisory agreements”) comply with the requirements of Section 15 of the Investment Company Act, as such requirements apply to the Fund, including that (i) material amendments to the advisory agreements must be approved by the Fund’s shareholders or the Fund’s Board of Trustees; and (ii) the Fund’s shareholders have the ability to vote to terminate the advisory agreements.

(2)

The Fund undertakes that the Subsidiary’s financial statements will be updated each time the Fund’s financial statements are updated, and that the Subsidiary’s financial statements will be included in the Fund’s semiannual reports (in which the Subsidiary’s unaudited financial statements will be included) and annual reports (in which the Subsidiary’s full audited financial statements will be included).

(3)

The Fund and the Subsidiary undertake that the Subsidiary’s books and records will be subject to inspection by the Commission to the same extent as the Fund’s books and records are subject to inspection by the Commission.

(4)

The Subsidiary’s directors undertake to receive service of process in the United States, with the Fund’s agent for service of process being designated to serve in the same capacity with respect to the Subsidiary’s directors.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on the 20th day of October 2009.

MORGAN STANLEY SERIES FUNDS

By:	/s/ Randy Takian
Randy Takian
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1)	Principal Executive Officer	President and Principal Executive Officer

By:	/s/ Randy Takian		October 20, 2009
Randy Takian

(2)	Principal Financial Officer	Chief Financial Officer

By:	/s/ Francis J. Smith		October 20, 2009
Francis J. Smith

(3)	Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman		Michael F. Klein
Michael Bozic		Michael E. Nugent
Kathleen A. Dennis		W. Allen Reed
Dr. Manuel H. Johnson		Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling		October 20, 2009
Carl Frischling
Attorney-in-Fact for the
Independent Directors

INTERESTED DIRECTOR
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		October 20, 2009
Stefanie V. Chang Yu
Attorney-in-Fact for the
Interested Director

Morgan Stanley Commodities Alpha Fund (Cayman) Ltd. has duly caused this Registration Statement of Morgan Stanley Series Funds, with respect only to information that specifically relates to Morgan Stanley Commodities Alpha Fund (Cayman) Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 20th day of October 2009.

MORGAN STANLEY COMMODITIES ALPHA FUND (CAYMAN) LTD.

By:	/s/ Randy Takian
Randy Takian, Director

This Registration Statement of Morgan Stanley Series Funds, with respect only to information that specifically relates to Morgan Stanley Commodities Alpha Fund (Cayman) Ltd., has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

	Director, Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.	October 20, 2009
/s/ James Garrett
James Garrett

	Director, Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.	October 20, 2009
/s/ M. Paul Martin
M. Paul Martin

EXHIBIT INDEX

6)	(a)	Amended and Restated Investment Advisory Agreement between Morgan Stanley Investment Advisors Inc. and the Registrant.
14)		Consents of Independent Registered Public Accounting Firm.
16)		Powers of Attorney, dated September 24, 2009.
17)	(a)	Form of Proxy.
	(b)	Prospectus, dated June 30, 2009, of Morgan Stanley Natural Resource Development Securities Inc.
	(c)	Annual Report to Shareholders of Morgan Stanley Natural Resource Development Securities Inc., as of February 28, 2009.